As filed with the Securities and Exchange Commission on April 8, 2005

Securities Act Registration No. 2-66407

Investment Company Act Registration No. 811-2992

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

☐

Pre-Effective Amendment No.

☐

Post-Effective Amendment No. 38

☒

and/or

REGISTRATION STATEMENT UNDER THE

INVESTMENT COMPANY ACT OF 1940

☐

Amendment No. 37

☒

(Check appropriate box or boxes)

DRYDEN NATIONAL MUNICIPALS FUND, INC.

(Exact name of registrant as specified in charter)

(formerly Prudential National Municipals Fund, Inc.)

GATEWAY CENTER THREE

100 Mulberry Street

NEWARK, NEW JERSEY 07102

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (973) 367-7521

Deborah A. Docs, Esq.

Gateway Center Three

100 Mulberry Street

Newark, New Jersey 07102

(Name and Address of Agent for Service of Process)

Approximate date of proposed public offering:

As soon as practicable after the effective

date of the Registration Statement.

It is proposed that this filing will become effective

(check appropriate box):

☒  immediately upon filing pursuant to paragraph (b)

☐  on (date) pursuant to paragraph (b)

☐  60 days after filing pursuant to paragraph (a)(1)

☐  on (date) pursuant to paragraph (a)(1)

☐  75 days after filing pursuant to paragraph (a)(2)

☐  on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐  this post-effective amendment designates a new effective  date for a previously filed post-effective amendment.

Dryden National Municipals Fund, Inc.

APRIL 8, 2005	PROSPECTUS

FUND TYPE

Municipal Bond

OBJECTIVE

High level of current income exempt from federal income taxes

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund’s shares nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.

JennisonDryden is a service mark of The Prudential Insurance Company of America, Newark, NJ, and its affiliates.

Table of Contents

3	Risk/Return Summary
3	Investment Objective and Principal Strategies
3	Principal Risks
4	Evaluating Performance
7	Fees and Expenses

9	How the Fund Invests
9	Investment Objective and Policies
12	Other Investments and Strategies
15	Investment Risks

21	How the Fund is Managed
21	Board of Directors
21	Manager
21	Investment Adviser
23	Distributor
23	Disclosure of Portfolio Holding

24	Fund Distributions and Tax Issues
24	Distributions
25	Tax Issues
26	If You Sell or Exchange Your Shares

28	How to Buy, Sell and Exchange Shares of the Fund
28	How to Buy Shares
39	How to Sell Your Shares
42	How to Exchange Your Shares
45	Telephone Redemptions or Exchanges
46	Expedited Redemption Privilege

47	Financial Highlights
47	Class A Shares
48	Class B Shares
49	Class C Shares
50	Class Z Shares

A-1	Description of Security Ratings

For More Information (Back Cover)

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Risk/Return Summary

This section highlights key information about Dryden National Municipals Fund, Inc., which we refer to as the Fund. Additional information follows this summary.

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES

Our investment objective is to seek a high level of current income exempt from federal income taxes. This means that as a fundamental policy of the Fund, we invest, under normal circumstances, at least 80% of the Fund’s investable assets in obligations the income from which is exempt from federal income tax, that is, municipal obligations. The Fund’s investments permitted by this policy may include certain municipal bonds, the interest on which is subject to the federal alternative minimum tax (AMT). The term “investable assets” in this prospectus refers to the Fund’s net assets plus any borrowings for investment purposes. The Fund’s investable assets will be less than its total assets to the extent that it has borrowed money for non-investment purposes, such as to meet anticipated redemptions. The Fund’s portfolio consists primarily of investment grade long-term municipal bonds which are bonds rated Baa or higher by Moody’s Investors Service (Moody’s), and BBB or higher by Standard & Poor’s Ratings Group (S&P), or comparably rated by another major rating service, and unrated debt obligations that we believe are comparable in quality. The Fund may invest up to 15% of the Fund’s investable assets in “below-investment grade” or high-yield municipal debt obligations, commonly known as junk bonds. Below-investment grade securities are rated below Baa by Moody’s and below BBB by S&P, or comparably rated by another major rating service, and are considered speculative. The Fund may invest in obligations the interest and/or principal payments on which are insured by the bond issuers or other parties.

While we make every effort to achieve our objective, we can’t guarantee success.

PRINCIPAL RISKS

Although we try to invest wisely, all investments involve risk. Since the Fund invests primarily in long-term municipal bonds of medium quality, there is the risk that the issuer may be unable to make principal and interest payments when they are due, as well as the risk that the bonds may lose value because interest rates rise or because there is a lack of confidence in the issuer or in the bond’s insurer. Bonds with longer maturity dates typically produce higher yields and are subject to greater price fluctuations as a result of changes in interest rates than bonds with shorter maturity dates. Municipal bonds of medium quality have certain speculative characteristics and are subject to a greater degree of market fluctuation and greater risk that the issuer may be unable to make principal and interest payments when they are due than higher-quality securities. Since the Fund may invest in lower-rated bonds, commonly known as junk bonds, there is a higher risk of default of payment of

Dryden National Municipals Fund, Inc.	3

Risk/Return Summary

principal and interest. Furthermore, junk bonds tend to be less liquid than higher-rated securities. Therefore, an investment in the Fund may not be appropriate for short-term investing.

The Fund may purchase municipal bonds that are insured to reduce credit risks. Although insurance coverage reduces credit risks by providing that the insurer will make timely payment of interest and/or principal, it does not provide protection against market fluctuations of insured bonds or fluctuations in the price of the shares of the Fund. An insured municipal bond fluctuates in value largely based on factors relating to the insurer’s creditworthiness or ability to satisfy its obligations.

Bond prices and the Fund’s net asset value generally move in opposite directions from interest rates—if interest rates go up, the prices of the bonds in the Fund’s portfolio may fall because the bonds the Fund holds won’t, as a rule, yield as much as the newer bonds issued. Bonds that are issued when interest rates are high generally increase in value when interest rates fall.

Municipal bonds and, in particular, municipal leases may be subject to the risk that the state or municipality may not set aside funds in future budgets to make the bond or lease payments.

The Fund may actively and frequently trade its portfolio securities. High portfolio turnover may result in higher transaction costs, which can affect the Fund’s performance and may have adverse tax consequences.

Like any mutual fund, an investment in the Fund could lose value, and you could lose money. For more detailed information about the risks associated with the Fund, see ”How the Fund Invests—Investment Risks.”

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

EVALUATING PERFORMANCE

A number of factors—including risk—can affect how the Fund performs. The following bar chart shows the Fund’s performance for each full calendar year of operation for the last 10 years. The bar chart and Average Annual Total Returns table below demonstrate the risk of investing in the Fund by showing how returns can change from year to year and by showing how the Fund’s average annual total returns compare with a broad-based securities market index and a group of similar mutual funds.

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Past performance (before and after taxes) does not mean that the Fund will achieve similar results in the future.

Annual Total Returns* (Class B shares)

*	These annual total returns do not include sales charges. If the sales charges were included, the annual total returns would be lower than those shown. Without the management fee waiver, the annual returns would have been lower, too.

Dryden National Municipals Fund, Inc.	5

Risk/Return Summary

Average Annual Total Returns[1] (as of 12-31-04)
Return Before Taxes	One Year	Five Years	Ten Years	Since Inception
Class A shares	–.05%	5.77%	5.88% (5.86%)	6.22% (6.20%) (since 1-22-90)
Class C shares	2.60%	6.12%	5.73% (5.71%)	5.22% (5.20%) (since 8-1-94)
Class Z shares	4.37%	6.90%	N/A	5.01% (since 1-22-99)
Class B Shares
Return Before Taxes	–1.09%	6.23%	5.99% (5.97%)	7.58% (since 4-25-80)
Return After Taxes on Distributions[2]	–1.43%	5.95%	5.82% (5.80%)	7.35% (7.34%) (since 4-25-80)
Return After Taxes on Distributions and Sales of Fund Shares[2,3]	0.74%	5.86%	5.76% (5.73%)	7.33% (7.32%) (since 4-25-80)
Index (reflects no deduction for fees, expenses or taxes)
Lehman Muni Bond Index	4.48%	7.20%	7.06%	[4]
Lipper Average	3.70%	6.27%	6.06%	[5]

[1]	The Fund’s returns are after deduction of sales charges and expenses. Without the management fee waiver and the distribution and service (12b-1) fee waiver for Class A and Class C shares, the returns would have been lower, as indicated in parentheses.
[2]	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class B shares. After-tax returns for other classes will vary due to differing sales charges and expenses. Past performance, before and after taxes, does not mean that the Fund will achieve similar results in the future.
[3]	The “Return After Taxes on Distributions and Sales of Fund Shares” may be higher than certain return figures because when a capital loss occurs upon the redemption of Fund shares, a tax deduction is provided that benefits the investor.
[4]	The Lehman Brothers Municipal Bond Index (Lehman Muni Bond Index)—an unmanaged index of over 39,000 long-term investment-grade municipal bonds—gives a broad look at how long-term investment-grade municipal bonds have performed. Index returns do not include the effect of any sales charges, mutual fund operating expenses or taxes. These returns would be lower if they included the effect of sales charges, operating expenses or taxes. The Lehman Muni Bond Index returns since the inception of each class are 7.07% for Class A, 8.13% for Class B, 6.50% for Class C and 5.47% for Class Z shares. Source: Lehman Brothers.
[5]	The Lipper Average is based on the average return of all mutual funds in the Lipper Municipal Debt Funds Category. It reflects deductions for mutual fund operating expenses, but does not include the effect of sales charges or taxes. These returns would be lower if they included the effects of sales charges or taxes. Lipper returns since the inception of each class are 6.43% for Class A, 7.97% for Class B, 5.53% for Class C and 4.27% for Class Z shares. Source: Lipper Inc.

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FEES AND EXPENSES

These tables show the sales charges, fees and expenses that you may pay if you buy and hold shares of each class of the Fund—Classes A, B, C and Z. Each share class has different (or no) sales charges—known as loads—and expenses, but represents an investment in the same fund. Class Z shares are available only to a limited group of investors. For more information about which share class is right for you, see “How to Buy, Sell and Exchange Shares of the Fund.”

Shareholder Fees[1] (paid directly from your investment)
	CLASS A		CLASS B		CLASS C		CLASS Z
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.00%		None		None		None
Maximum deferred sales charge (load) (as a percentage of the lower of original purchase price or sale proceeds)	1%	[4]	5%	[2]	1%	[3]	None
Maximum sales charge (load) imposed on reinvested dividends and other distributions	None		None		None		None
Redemption fees	None		None		None		None
Exchange fee	None		None		None		None

Annual Fund Operating Expenses (deducted from Fund assets)
	CLASS A		CLASS B		CLASS C		CLASS Z
Management fees	.48%		.48%		.48%		.48%
+ Distribution and service (12b-1) fees	.30%	[5]	.50%		1.00%[5]		None
+ Other expenses	.13%		.13%		.13%		.13%
= Total annual Fund operating expenses	.91%		1.11%		1.61%		.61%
– Fee waiver or expense reimbursement	.05%[5]		None		.25%[5]		None
= Net annual Fund operating expenses	.86%		1.11%		1.36%		.61%

[1]	Your broker may charge you a separate or additional fee for purchases and sales of shares.
[2]	The Contingent Deferred Sales Charge (CDSC) for Class B shares decreases by 1% annually to 1% in the fifth and sixth years and 0% in the seventh year. Class B shares automatically convert to Class A shares approximately seven years after purchase.
[3]	The CDSC for Class C shares is 1% for shares redeemed within 12 months of purchase (18 months for Class C shares purchased prior to February 2, 2004).
[4]	Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a CDSC of 1%.
[5]	The expense information for Class A and Class C shares has been updated to reflect current fees. For the fiscal year ending December 31, 2005, the Distributor has contractually agreed to reduce its distribution and service (12b-1) fees for Class A and Class C shares to .25 of 1% and .75 of 1%, respectively.

Dryden National Municipals Fund, Inc.	7

Risk/Return Summary

Example

This example is intended to help you compare the fees and expenses of the Fund’s different share classes and compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except for any contractual distribution and service (12b-1) fee waivers and overall expense limitations that may be in effect. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A shares	$484	$674	$879	$1,470
Class B shares	$613	$653	$712	$1,270
Class C shares	$238	$484	$853	$1,890
Class Z shares	$62	$195	$340	$762

You would pay the following expenses on the same investment if you did not sell your shares:

	One Year	Three Years	Five Years	Ten Years
Class A shares	$484	$674	$879	$1,470
Class B shares	$113	$353	$612	$1,270
Class C shares	$138	$484	$853	$1,890
Class Z shares	$62	$195	$340	$762

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How the Fund Invests

INVESTMENT OBJECTIVE AND POLICIES

The Fund’s investment objective is to seek a high level of current income exempt from federal income taxes. This means that as a fundamental policy of the Fund, we invest, under normal circumstances, at least 80% of the Fund’s investable assets in obligations the income from which is exempt from federal income tax, that is, municipal obligations. These obligations include municipal bonds and municipal notes. Municipal notes, like municipal bonds, are fixed-income securities issued by states and municipalities, except that municipal notes mature in one year or less. While we make every effort to achieve our objective, we can’t guarantee success.

Municipal bonds include general obligation bonds and revenue bonds. General obligation bonds are obligations supported by the credit of an issuer that has the power to tax and are payable from such issuer’s general revenues and not from any particular source. Revenue bonds, on the other hand, are payable from revenues derived from a particular source or project.

The Fund’s portfolio will consist primarily of investment grade long-term municipal bonds. Although we will not be limited by ratings assigned by rating services, this means that the Fund’s portfolio will be principally invested in investment-grade municipal bonds; that is, bonds rated Baa or higher by Moody’s and BBB or higher by S&P, or comparably rated by another major rating service. Bonds rated Baa by Moody’s or BBB by S&P have certain speculative characteristics.

As credit quality spreads continue to narrow and we are not amply compensated for credit risk, we will continue to be more heavily invested in higher quality securities.

We may also invest in municipal bonds the interest and/or principal payments of which are insured by bond issuers or other parties. Generally, the yields on insured bonds are lower than the yields on uninsured bonds of comparable quality. Insurance reduces the insured bond’s credit risk and may increase the bond’s value.

The Fund may also invest up to 15% of its investable assets in high-yield municipal debt obligations or junk bonds. Junk bonds are non-investment grade securities that are rated below Baa by Moody’s and below BBB by S&P, or comparably rated by another major rating service, and are considered speculative. Lower-rated bonds tend to offer higher yields, but also offer greater risks, than higher-rated bonds.

Municipal Bonds

States and municipalities issue bonds in order to borrow money to finance a project. You can think of bonds as loans that investors make to the state, local government or other issuer. The government gets the cash needed to complete the project and investors earn income on their investment.

Dryden National Municipals Fund, Inc.	9

How the Fund Invests

The interest on municipal bonds generally is exempt from federal income taxes. The Fund, however, may hold certain private activity bonds, which are municipal bonds, the interest on which is subject to the federal alternative minimum tax (AMT). See “Fund Distributions and Tax Issues—Distributions.”

A rating is an assessment of the likelihood of the timely payment of debt (with respect to a municipal bond) or claims (with respect to an insurer of a municipal bond), and can be useful when comparing different debt obligations. These ratings are not a guarantee of quality. The opinions of the rating agencies do not reflect market risk and they may, at times, lag behind the current financial condition of an issuer or insurer. Although the investment adviser will consider ratings assigned to a security, it will perform its own investment analysis. In addition to investing in rated securities, the Fund may invest in unrated securities that we determine are of comparable quality to the rated securities that are permissible investments. If the rating of a debt obligation is downgraded after the Fund purchases it (or if the debt obligation is no longer rated), the Fund will not have to sell the obligation, but we will take this into consideration in deciding whether the Fund should continue to hold the obligation.

An investor can evaluate the expected likelihood of default by an issuer or an insurer by looking at its ratings as compared to another similar issuer or insurer. A description of bond ratings is contained in Appendix A.

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During the fiscal year ended December 31, 2004, the monthly dollar-weighted average ratings of the debt obligations held by the Fund, expressed as a percentage of the Fund’s total investments, were as follows:

Ratings	Percentage of Total Investments
AAA/Aaa	52.3%
AA/Aa	12.2%
A/A	13.3%
BBB/Baa	16.1%
BB/Ba	0.5%
B/B	0.8%
CCC/Caa	—%
Unrated (Prudential Ratings Used)	4.0%
Other
Short-Term/Cash	0.8%

In seeking to achieve the Fund’s investment objective, the investment adviser will purchase securities that it believes represent the best values based on yield, maturity, issue, quality characteristics and expectations regarding economic and political developments, including movements in interest rates and demand for municipal bonds. The investment adviser will attempt to anticipate interest rate movements and adjust the Fund’s portfolio holdings accordingly. The investment adviser will also consider the claims-paying ability with respect to insurers of municipal bonds. The investment adviser will also seek to take advantage of differentials in yields with respect to securities with similar credit ratings and maturities, but which vary according to the purpose for which they were issued, as well as securities issued for similar purposes with similar maturities, but which vary according to ratings.

The dollar-weighted average maturity of the obligations held by the Fund generally ranges between 10 and 25 years. As of December 31, 2004, the Fund’s weighted average maturity was 15.5 years.

The Fund also engages in active trading—that is, frequent trading of its securities—in order to take advantage of new investment opportunities or yield differentials. There may be tax consequences, such as a possible increase in short-term capital gains or losses, when the Fund sells a security without regard to how long it has held the security. In addition, active trading may result in greater transaction costs, which will reduce the Fund’s return.

Dryden National Municipals Fund, Inc.	11

How the Fund Invests

For more information, see “Investment Risks” below and the Fund’s Statement of Additional Information, “Description of the Fund, Its Investments and Risks.” The Statement of Additional Information—which we refer to as the SAI—contains additional information about the Fund. To obtain a copy, see the back cover page of this prospectus.

The Fund’s investment objective and policy of investing at least 80% of its investable assets in municipal obligations are fundamental policies that cannot be changed without shareholder approval. The Fund’s Board can change investment policies of the Fund that are not fundamental without shareholder approval.

OTHER INVESTMENTS AND STRATEGIES

In addition to the principal strategies, we also may use the following investment strategies to increase the Fund’s returns or protect its assets if market conditions warrant.

Floating Rate Bonds, Variable Rate Bonds, Inverse Floaters, Secondary Inverse Floaters and Zero Coupon Municipal Bonds

The Fund may invest in floating rate bonds, variable rate bonds, inverse floaters, secondary inverse floaters and zero coupon municipal bonds. Floating rate bonds are municipal bonds that have an interest rate that is set as a specific percentage of a designated rate, such as the rate on Treasury bonds. The interest rate on floating rate bonds changes when there is a change in the designated rate. Variable rate bonds are municipal bonds that have an interest rate that is adjusted periodically based on the market rate at a specified time. They generally allow the Fund to demand full payment of the bond on short notice. At times the Fund may receive an amount that may be more or less than the amount paid for the bond. Inverse floaters are municipal bonds with a floating or variable interest rate that moves in the opposite direction of the interest rate on another security or the value of an index. Secondary inverse floaters are municipal asset-backed securities with a floating or variable interest rate that moves in the opposite direction of the interest rate on another security or the value of an index. Zero coupon municipal bonds do not pay interest during the life of the bond. An investor makes money by purchasing the bond at a price that is less than the money the investor will receive when the municipality repays the amount borrowed (face value).

Municipal Lease Obligations

The Fund may invest in municipal lease obligations. Municipal lease obligations are obligations where the interest and principal are paid out of lease payments made by the party leasing the equipment or facilities that were acquired or built with the

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bonds. Typically, municipal lease obligations are issued by states or financing authorities to provide money for construction projects such as schools, offices or stadiums. The entity that leases the building or facility would be responsible for paying the interest and principal on the obligation.

Municipal Asset-Backed Securities

The Fund may invest in municipal asset-backed securities. A municipal asset-backed security is a type of pass-through instrument that pays interest which is eligible for exclusion from federal and state income taxation based upon the income from an underlying municipal bond or pool of municipal bonds.

When-Issued and Delayed-Delivery Securities

The Fund may purchase municipal obligations on a when-issued or delayed-delivery basis, without limit. When the Fund makes this type of purchase, the price and interest rate are fixed at the time of purchase, but delivery and payment for the obligations take place at a later time. The Fund does not earn interest income until the date the obligations are expected to be delivered.

Temporary Defensive Investments

In response to adverse market, economic or political conditions, or for liquidity purposes, pending investment in municipal bonds, we may take a temporary defensive position and invest up to 100% of the Fund’s assets in municipal notes. Investing heavily in these securities limits our ability to achieve the Fund’s investment objective of a high level of current income exempt from federal income taxes, but can help to preserve the Fund’s assets.

Derivative Strategies

We may use various derivative strategies to try to improve the Fund’s returns. We may also use hedging techniques to try to protect the Fund’s assets. We cannot guarantee that these strategies and techniques will work, that the instruments necessary to implement these strategies and techniques will be available, or that the Fund will not lose money. Derivatives—such as futures contracts, including interest rate futures contracts, options on futures, swaps and options on swaps—involve costs and can be volatile. With derivatives, the investment adviser tries to predict if the underlying investment, whether a security, market index, interest rate, or some other investment, will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with the Fund’s overall investment objective. The investment adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy or technique, or use any particular

Dryden National Municipals Fund, Inc.	13

How the Fund Invests

instrument. Any derivatives we may use may not match or offset the Fund’s underlying positions and this could result in losses to the Fund that would not otherwise have occurred. Derivatives that involve leverage could magnify losses. When the Fund uses derivatives strategies, the Fund designates certain assets as segregated, as required by the Securities and Exchange Commission.

Futures Contracts and Related Options. The Fund may purchase and sell financial futures contracts and related options on financial futures. A futures contract is an agreement to buy or sell a set quantity of an underlying asset at a future date, or to make or receive a cash payment based on the value of a securities index, or some other asset, at a future date. The Fund may also invest in futures contracts on 10-year interest rate swaps for hedging purposes only. The terms of futures contracts are standardized. In the case of a financial futures contract based upon a broad index, there is no delivery of the securities comprising the index, margin is uniform, a clearing corporation or an exchange is the counterparty and the Fund makes daily margin payments based on price movements in the index. An option gives the purchaser the right to buy or sell securities, or in the case of an option on a futures contract or an option on a swap, the right to buy or sell a futures contract or swap, respectively, in exchange for a premium.

Swap Transactions

The Fund may enter into swap transactions. Swap agreements are two-party contracts entered into primarily by institutional investors for periods typically ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. There are various types of swaps, including but not limited to interest rate swaps, total return swaps and index swaps.

Swap Options

The Fund may enter into swap options. A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms.

For more information about these strategies, see the SAI, “Description of the Fund, It’s Investments and Risks—Risk Management and Return Enhancement Strategies—Enhancement Strategies.”

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Additional Strategies

The Fund also follows certain policies when it purchases shares of other investment companies (the Fund may hold up to 10% of its total assets in such securities, which entail duplicate management and advisory fees to shareholders); borrows money (the Fund can borrow up to 33 1/3% of the value of its total assets; lend its securities to others for cash management purposes (the Fund can lend up to 33 1/3% of the value of its total assets including collateral received in the transaction); and holds illiquid securities (the Fund may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). The Fund is subject to certain other investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI, “Investment Restrictions”.

INVESTMENT RISKS

As noted previously, all investments involve risk, and investing in the Fund is no exception. Since the Fund’s holdings can vary significantly from broad market indexes, performance of the Fund can deviate from performance of the indexes. This chart outlines the key risks and potential rewards of the Fund’s principal strategies and certain other non-principal strategies the Fund may use. The investment types are listed in the order in which they normally will be used by the investment adviser. Unless otherwise noted, the Fund’s ability to engage in a particular type of investment is expressed as a percentage of investable assets. See, too, “Description of the Fund, Its Investments and Risks” in the SAI.

Dryden National Municipals Fund, Inc.	15

How the Fund Invests

Investment Type

% of Fund’s Investable Assets	Risks	Potential Rewards

Municipal obligations At least 80% under normal circumstances

■  Credit risk—the risk that the borrower can’t pay back the money borrowed or make interest payments (lower for insured and higher rated bonds). The lower a bond’s quality, the higher its potential volatility

■  Market risk—the risk that bonds will lose value in the market, sometimes rapidly or unpredictably, because interest rates rise or there is a lack of confidence in the borrower or the bond’s insurer

■  Concentration risk—the risk that bonds may lose value because of political, economic or other events in the geographic region where the Fund’s investments are focused

■  Tax risk—the risk that federal income tax rates may decrease, which could decrease demand for municipal bonds, or that a change in law may limit or eliminate exemption of interest on municipal bonds from such taxes

■  A source of tax-exempt interest income, except with respect to certain bonds, such as private activity bonds, which are subject to the federal alternative minimum tax (AMT)

■  If interest rates decline, long-term yields should be higher than money market yields

■  Bonds have generally outperformed money market instruments over the long term

■  Most bonds rise in value when interest rates fall

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Investment Type (cont’d)

% of Fund’s Investable Assets	Risks	Potential Rewards

Municipal obligations (cont’d)

■  Illiquidity risk—the risk that bonds may be difficult to value precisely and sell at the time or price desired, in which case valuation would depend more on the investment adviser’s judgment than is generally the case with other types of municipal bonds

■  Nonappropriation risk—the risk that the state or municipality may not include the bond obligations in future budgets

Municipal lease obligations Percentage varies; usually less than 25%

■  See credit risk, market risk, concentration risk, nonappropriation risk, illiquidity risk and tax risk

■  Abatement risk—the risk that the entity leasing the equipment or facility will not be required to make lease payments because it does not have full use of the equipment or facility

■  A source of tax-exempt interest income, except with respect to certain bonds, such as private activity bonds, which are subject to the AMT

■  If interest rates decline, long-term yields should be higher than money market yields

When-issued and delayed-delivery securities Percentage varies; usually less than 20%	■ Value of securities may decrease before delivery occurs ■ Broker/dealer may become insolvent prior to delivery ■ Investment costs may exceed potential underlying investment gains ■ See tax risk	■ May magnify underlying investment gains

Dryden National Municipals Fund, Inc.	17

How the Fund Invests

Investment Type (cont’d)

% of Fund’s Investable Assets	Risks	Potential Rewards

Derivatives (including swaps) Up to 20%; up to 15% for certain swaps

■  The value of derivatives (such as futures, options on futures, swaps and options on swaps), that are used to hedge a portfolio security, is determined independently from that security and could result in a loss to the Fund when the price movement of a derivative does not correlate with a change in the value of the Fund security

■  Derivatives may not have the intended effects and may result in losses or missed opportunities

■  The other party to a derivatives contract could default

■  Derivatives can increase share price volatility and derivatives that involve leverage could magnify losses

■  May be difficult to value precisely or sell at the time or price desired

■  Certain types of derivatives involve costs to the Fund that can reduce returns

■  The Fund could make money and protect against losses if the investment analysis proves correct

■  One way to manage the Fund’s risk/return balance is to lock in the value of an investment ahead of time

■  Derivatives used for return enhancement purposes involve a type of leverage and could generate substantial gains at low cost

■  Hedges that correlate well with an underlying position can increase or enhance investment income or capital gains at low cost

High-yield municipal debt obligations (junk bonds) Up to 15%	■ See market risk (particularly high), credit risk (particularly high), illiquidity risk (particularly high) and tax risk ■ Are generally less secure than higher-quality debt securities	■ May offer higher interest income and higher potential gains than higher grade municipal bonds ■ Most bonds rise in value when interest rates fall

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Investment Type (cont’d)

% of Fund’s Investable Assets	Risks	Potential Rewards

Zero coupon municipal bonds Percentage varies; usually less than 15%	■ See credit risk, market risk, concentration risk and tax risk ■ Typically subject to greater volatility and less liquidity in adverse markets than other municipal bonds	■ A source of tax-exempt interest income, except with respect to certain bonds, such as private activity bonds, which are subject to the AMT ■ Value rises faster when interest rates fall

Inverse floaters/ secondary inverse floaters Percentage varies; usually less than 15%

■  High market risk—risk that inverse floaters will fluctuate in value more dramatically than other debt securities when interest rates change

■  See credit risk, illiquidity risk and tax risk

■  Secondary inverse floaters are subject to additional risks of municipal asset-backed securities

■ Income generally will increase when interest rates decrease

Municipal asset-backed securities Percentage varies; usually less than 15%

■  Prepayment risk—the risk that the underlying bonds may be prepaid, partially or completely, generally during periods of falling interest rates, which could adversely affect yield to maturity and could require the Fund to reinvest in lower yielding bonds

■  Credit risk—the risk that the underlying municipal bonds will not be paid by issuers or by credit insurers or guarantors of such instruments. Some municipal asset-backed securities are unsecured or secured by lower-rated insurers or guarantors and thus may involve greater risk

■  See market risk and tax risk

■  A source of tax-exempt interest income, except with respect to certain bonds, such as private activity bonds, which are subject to the AMT

■  Pass-through instruments provide greater diversification than direct ownership of municipal bonds

■  May offer higher yield due to their structure

Dryden National Municipals Fund, Inc.	19

Investment Type (cont’d)

% of Fund’s Investable Assets	Risks	Potential Rewards

Illiquid securities Up to 15% of net assets	■ See illiquidity risk	■ May offer a more attractive yield or potential for growth than more widely traded securities

Variable/floating rate bonds Percentage varies; usually less than 10%	■ Value lags value of fixed-rate securities when interest rates change ■ See tax risk	■ May offer protection against interest rate increases

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How the Fund is Managed

BOARD OF DIRECTORS

The Fund’s Board of Directors (the Board) oversees the actions of the Manager, investment adviser and Distributor and decides on general policies. The Board also oversees the Fund’s officers, who conduct and supervise the daily business operations of the Fund.

MANAGER

Prudential Investments LLC (PI)

Gateway Center Three, 100 Mulberry Street

Newark, NJ 07102

Under a Management Agreement with the Fund, PI manages the Fund’s investment operations and administers its business affairs and is responsible for supervising the Fund’s investment adviser. For the fiscal year ended December 31, 2004, the Fund paid PI management fees of .48% of the Fund’s average daily net assets.

PI and its predecessors have served as manager or administrator to investment companies since 1987. As of December 31, 2004, PI, a wholly-owned subsidiary of Prudential, served as the investment manager to all of the Prudential U.S. and offshore open-end investment companies, and as the administrator to closed-end investment companies, with aggregate assets of approximately $90.4 billion.

Subject to the supervision of the Board of the Fund, PI is responsible for conducting the initial review of prospective investment advisers for the Fund. In evaluating a prospective investment adviser, PI considers many factors, including the firm’s experience, investment philosophy and historical performance. PI is also responsible for monitoring the performance of the Fund’s investment adviser.

PI and the Fund operate under an exemptive order (the Order) from the Securities and Exchange Commission (the Commission) that generally permits PI to enter into or amend agreements with investment advisers without obtaining shareholder approval each time. This authority is subject to certain conditions, including the requirement that the Board must approve any new or amended agreements with an investment adviser. Shareholders of the Fund still have the right to terminate these agreements at any time by a vote of the majority of outstanding shares of the Fund. The Fund will notify shareholders of any new investment advisers or material amendments to advisory agreements pursuant to the Order.

INVESTMENT ADVISER

Prudential Investment Management, Inc. (PIM) is the Fund’s investment adviser and has served as an investment adviser to investment companies since 1984. Its address

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How the Fund is Managed

is Gateway Center Two, 100 Mulberry Street, Newark, NJ 07102. PI has responsibility for all investment advisory services, supervises PIM and pays PIM for its services.

PORTFOLIO MANAGEMENT TEAM

Robert Tipp, Susan Courtney, and Dennis Hepworth of PIM Fixed Income are responsible for the management of the Dryden National Municipals Fund.

Robert Tipp, CFA, is Chief Investment Strategist of PIM Fixed Income. He has supervisory responsibility for PIM Fixed Income’s portfolio managers who manage mutual funds and institutional client accounts in the Municipal Bond, U.S. Liquidity (U.S. governments and mortgages), Money Market, and Global Bond sectors. He is also portfolio manager for asset liability strategies and co-portfolio manager of Core Plus, Government, and Global Bond strategies. Previously, Mr. Tipp served as co-head of Prudential Financial’s institutional fixed income business. Before joining Prudential Financial in 1991, Mr. Tipp was a Director in the Portfolio Strategies Group at First Boston Corporation. Prior to that, he was a Senior Analyst at Allstate Research & Planning Center, and managed fixed income and equity derivative strategies at Wells Fargo Investment Advisors. Mr. Tipp has 21 years of investment experience. Mr. Tipp has managed the Fund since October 2004.

Susan Courtney is a Principal and Head of the Municipal Bond Team at PIM Fixed Income. She is responsible for developing, directing, and executing investment strategy for all municipal bond assets, including the Dryden municipal bond mutual funds. Ms. Courtney joined Prudential Financial in 2005 from GE Asset Management, where for the past 10 years she was a municipal bond portfolio manager responsible for $4.7 billion in tax-exempt assets for insurance companies. Prior to her career at GE, Ms. Courtney was Assistant Vice President of the Global Power Group at Fitch Investors Services, Inc., and a Senior Analyst in the Unit Investment Trust Department of Dean Witter Reynolds. Ms. Courtney has 19 years of investment experience. Ms. Courtney has managed the Fund since March 2005.

Dennis Hepworth is a Principal and municipal bond portfolio manager for PIM Fixed Income. He is also Head of Municipal Bond Research, where he covers real estate, housing, public power, cogeneration and unrated corporate backed bonds. Prior to joining PIM Fixed Income in 1997, Mr. Hepworth was a sell side municipal research analyst at Prudential Securities, and a senior analyst in the Capital Markets Credit and Private Client areas of Merrill Lynch. Mr. Hepworth is a member of the Municipal Analysts Group of New York and the National Federation of Municipal Analysts. He has 20 years of investment experience. Mr. Hepworth has managed the Fund since November 2004.

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Additional information about each portfolio manager’s compensation, other accounts managed by the portfolio managers, and each portfolio manager’s ownership of Fund securities is available in the Fund’s Statement of Additional Information (SAI).

DISTRIBUTOR

Prudential Investment Management Services LLC (PIMS or the Distributor) distributes the Fund’s shares under a Distribution Agreement with the Fund. The Fund also has a Distribution and Service Plan (the Plan) under Rule 12b-1 of the Investment Company Act with respect to each of the Class A, Class B and Class C shares. Under the Plans and the Distribution Agreement, PIMS pays the expenses of distributing the Fund’s Class A, B, C and Z shares, and provides certain shareholder support services. The Fund pays distribution and other fees to PIMS as compensation for its services for each class of shares other than Class Z. These fees—known as 12b-1 fees—are shown in the “Fees and Expenses” tables.

DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is described in the Fund’s Statement of Additional Information and on the Fund’s website at www.jennisondryden.com. The Fund will provide a full list of its portfolio holdings as of the end of the fiscal quarter on its website within approximately 60 days after the end of its fiscal quarter. In addition, the Fund may release its top ten holdings, sector and country breakdowns, and largest industries on a monthly basis. Such information will be posted to the Fund’s website no earlier than 15 days after the end of each month and will be available on the Fund’s website for at least six months from the posting date. These postings can be located at www.jennisondryden.com.

Dryden National Municipals Fund, Inc.	23

Fund Distributions and Tax Issues

Investors who buy shares of the Fund should be aware of some important tax issues. For example, the Fund distributes dividends of net investment income monthly and capital gains, if any, at least annually to shareholders. Dividends generally will be exempt from federal income taxes. If, however, the Fund invests in taxable obligations, it will pay dividends that are not exempt from federal income taxes. Dividends and distributions from the Fund also may be subject to state and local income tax in the state where you live.

Also, if you sell shares of the Fund for a profit, you may have to pay capital gains taxes on the amount of your profit.

The following briefly discusses some of the important federal income tax issues you should be aware of, but is not meant to be tax advice. For tax advice, please speak with your tax adviser.

DISTRIBUTIONS

The Fund distributes dividends out of any net investment income to shareholders typically every month. For example, if the Fund owns a City XYZ bond and the bond pays interest, the Fund will pay out a portion of this interest as a dividend to its shareholders, assuming the Fund’s income is more than its costs and expenses. These dividends (paid out of tax-exempt interest) generally will be exempt from federal income taxes, as long as 50% or more of the value of the Fund’s assets at the end of each quarter is invested in state, municipal, and other obligations, the interest on which is excluded from gross income for federal income tax purposes. As mentioned, at least 80% of the Fund’s assets will be invested in such obligations during normal market conditions. Dividends attributable to the interest on taxable bonds held by the Fund, market discount on taxable and tax-exempt obligations and short-term capital gains, however, will be subject to federal, state and local income tax at ordinary income tax rates. Corporate shareholders are generally not eligible for the 70% dividends-received deduction in respect of dividends paid by the Fund. In addition, dividends from the Fund will not qualify for the preferential rates of U.S. federal income tax applicable to certain dividends paid to non-corporate shareholders.

Some shareholders may be subject to federal alternative minimum tax liability. Tax-exempt interest from certain bonds is treated as an item of tax preference, and may be attributed to shareholders. A portion of all tax-exempt interest is includable as an upward adjustment in determining a corporation’s alternative minimum taxable income. These rules could make you liable for the alternative minimum tax (AMT).

The Fund also distributes long-term capital gains to shareholders—typically once a year. Long-term capital gains are generated when the Fund sells for a profit assets that

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it held for more than 1 year. For non-corporate shareholders (including individuals), the maximum long-term federal capital gains rate generally is 15%. The maximum capital gains rate for corporate shareholders currently is the same as the maximum tax rate for ordinary income.

For your convenience, distributions of dividends and net capital gains are automatically reinvested in the Fund without any sales charges. If you ask us to pay the distributions in cash, we will send you a check if your account is with the Transfer Agent. Otherwise, if your account is with a broker you will receive a credit to your account. Either way, the distributions may be subject to income taxes. For more information about automatic reinvestment and other shareholder services, see “Step 4: Additional Shareholder Services,” in the next section.

TAX ISSUES

Form 1099

Every year you will receive a Form 1099, which reports the amount of taxable dividends and long-term capital gains we distributed to you during the prior year.

Fund distributions are generally taxable to you in the calendar year in which they are received, except when we declare certain dividends in the fourth quarter, and actually pay them in January of the following year. In such cases, the dividends are treated as if they were paid on December 31 of the prior year.

Withholding Taxes

If federal law requires you to provide the Fund with your taxpayer identification number and certifications as to your tax status, and you fail to do this, or if you are otherwise subject to backup withholding, we will withhold and pay to the U.S. Treasury a portion (currently 28%) of your distributions and gross sale proceeds. Dividends of net investment income and net short-term capital gains paid to a nonresident foreign shareholder generally will be subject to a U.S. withholding tax of 30%. This rate may be lower, depending on any tax treaty the U.S. may have with the shareholder’s country. However, pursuant to recently enacted legislation, for taxable years beginning after December 31, 2004 and before January 1, 2008, certain “interest-related dividends” and “short-term capital gain dividends” paid by the Fund to a foreign shareholder would be eligible for an exemption from the 30% U.S. withholding tax. Interest-related dividends generally are dividends derived from certain interest income earned by the Fund that would not be subject to such tax if earned by a foreign shareholder directly. Short-term capital gain dividends generally are dividends derived from the excess of the Fund’s net short-term capital gains over net long-term capital losses.

Dryden National Municipals Fund, Inc.	25

Fund Distributions and Tax Issues

If You Purchase Just Before Record Date

If you buy shares of the Fund just before the record date for a distribution (the date that determines who receives the distribution), we will pay that distribution to you. As explained above, the distribution may be subject to ordinary income or capital gains taxes. You may think you’ve done well since you bought shares one day and soon thereafter received a distribution. That is not so because, when dividends are paid out, the value of each share of the Fund decreases by the amount of the dividend to reflect the payout, although this may not be apparent because the value of each share of the Fund also will be affected by market changes, if any. The distribution you receive makes up for the decrease in share value. However, if the distribution is taxable, the timing of your purchase does mean that part of your investment came back to you as taxable income.

IF YOU SELL OR EXCHANGE YOUR SHARES

If you sell any shares of the Fund for a profit, you have realized a capital gain which is subject to tax. For individuals, the maximum capital gains tax rate is generally 15% for shares held for more than 1 year. If you sell shares of the Fund for a loss, you may have a capital loss, which you may use to offset capital gains you have, plus, in the case of non-corporate taxpayers, ordinary income of up to $3,000.

If you sell shares and realize a loss, you will not be permitted to use the loss to the extent you replace the shares (including pursuant to the reinvestment of a dividend) within a 61-day period (beginning 30 days before and ending 30 days after the sale of the shares). Under certain circumstances, if you acquire shares of the Fund and sell or exchange your shares within 90 days, you may not be allowed to include certain charges incurred in acquiring the shares for purposes of calculating gain or loss realized upon the sale of the shares.

Exchanging your shares of the Fund for the shares of another JennisonDryden or Strategic Partners mutual fund is considered a sale for tax purposes. In other words, it’s a taxable event. Therefore, if the shares you exchanged have increased in value since you purchased them, you have capital gains, which are subject to the taxes described above.

Any gain or loss you may have from selling or exchanging Fund shares will not be reported on Form 1099; however, proceeds from the sale or exchange will be

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reported on Form 1099-B. Therefore, you or your financial adviser should keep track of the dates on which you buy and sell—or exchange—Fund shares, as well as the amount of any gain or loss on each transaction. For tax advice, please see your tax adviser.

Automatic Conversion of Class B Shares

We have obtained a legal opinion that the conversion of Class B shares into Class A shares—which happens automatically approximately seven years after purchase—is not a taxable event. This opinion, however, is not binding on the Internal Revenue Service (IRS). For more information about the automatic conversion of Class B shares, see “Class B Shares Convert to Class A Shares After Approximately Seven Years” in the next section.

Dryden National Municipals Fund, Inc.	27

How to Buy, Sell and Exchange Shares of

the Fund

HOW TO BUY SHARES

In order to buy shares of the Fund, the following steps need to be taken: Step 1: Open an Account; Step 2: Choose a Share Class; Step 3: Understanding the Price You’ll Pay; Step 4: Additional Shareholder Services. Each of these steps is described below.

Step 1: Open an Account

If you don’t have an account with us or a securities firm that is permitted to buy or sell shares of the Fund for you, call Prudential Mutual Fund Services LLC (PMFS) at (800) 225-1852 or contact:

Prudential Mutual Fund Services LLC

Attn: Investment Services

P.O. Box 8179

Philadelphia, PA 19176

You may purchase shares by check or wire. We do not accept cash or money orders. To purchase by wire, call the number above to obtain an application. After PMFS receives your completed application, you will receive an account number. For additional information, see the back cover page of this prospectus. We have the right to reject any purchase order (including an exchange into the Fund) or suspend or modify the Fund’s sale of its shares.

With certain limited exceptions, the Funds are available only to U.S. citizens or residents.

Step 2: Choose a Share Class

Individual investors can choose among Class A, Class B, Class C and Class Z shares of the Fund, although Class Z shares are available only to a limited group of investors.

Multiple share classes let you choose a cost structure that meets your needs:

■	Class A shares purchased in amounts of less than $1 million require you to pay a sales charge at the time of purchase, but the operating expenses of Class A shares are lower than the operating expenses of Class B and Class C shares. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are also subject to a CDSC of 1%.

■	Class B shares do not require you to pay a sales charge at the time of purchase, but do require you to pay a sales charge if you sell your shares within six years (that is why it is called a CDSC). The operating expenses of Class B shares are higher than the operating expenses of Class A shares.

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■	Class C shares do not require you to pay a sales charge at the time of purchase, but do require you to pay a sales charge if you sell your shares within 12 months of purchase (18 months for Class C shares purchased prior to February 2, 2004). The operating expenses of Class C shares are higher than the operating expenses of Class A shares.

When choosing a share class, you should consider the following factors:

■	The amount of your investment and any previous or planned future investments, which may qualify you for reduced sales charges for Class A shares under Rights of Accumulation or a Letter of Intent.

■	The length of time you expect to hold the shares and the impact of varying distribution fees. Over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. For this reason, Class C shares are generally appropriate only for investors who plan to hold their shares for no more than 3 years.

■	The different sales charges that apply to each share class—Class A’s front-end sales charge vs. Class B’s CDSC vs. Class C’s low CDSC.

■	The fact that Class B shares automatically convert to Class A shares approximately seven years after purchase.

■	Class B shares purchased in amounts greater than $250,000 are generally less advantageous than purchasing Class A shares. Purchase orders for Class B shares exceeding these amounts generally will not be accepted.

■	Class C shares purchased in amounts greater than $1 million are generally less advantageous than purchasing Class A shares. Purchase orders for Class C shares above these amounts generally will not be accepted.

■	Because Class Z shares have lower operating expenses than Class A, Class B or Class C shares, you should consider whether you are eligible to purchase Class Z shares.

See “How to Sell Your Shares” for a description of the impact of CDSCs.

Some investors purchase or sell shares of the Fund through financial intermediaries and omnibus accounts maintained by brokers that aggregate the orders of multiple investors and forward the aggregate orders to the Fund. The Fund has advised each financial intermediary and broker of the share class guidelines explained above, and it is their responsibility to monitor and enforce these guidelines with respect to shareholders purchasing shares through financial intermediaries or omnibus accounts.

Dryden National Municipals Fund, Inc.	29

How to Buy, Sell and Exchange Shares of the Fund

Share Class Comparison. Use this chart to help you compare the Fund’s different share classes. The discussion following this chart will tell you whether you are entitled to a reduction or waiver of any sales charges.

	Class A	Class B		Class C	Class Z
Minimum purchase amount[1]	$1,000	$1,000		$2,500	None
Minimum amount for subsequent purchases[1]	$100	$100		$100	None
Maximum initial sales charge	4.00% of the public offering price	None		None	None
Contingent Deferred Sales Charge (CDSC)[2]	1%[3]	If sold during: Year 1 Year 2 Year 3 Year 4 Year 5 Year 6 Year 7	5% 4% 3% 2% 1% 1% 0%	1% on sales made within 12 months of purchase (18 months for shares purchased prior to February 2, 2004)	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)[4]	.30 of 1%[5] (.25 of 1% currently)	.50 of 1%		1%[5] (.75 of 1% currently)	None

[1]	The minimum investment requirements do not apply to certain custodial accounts for minors. The minimum initial and subsequent investment for purchases made through the Automatic Investment Plan is $50. For more information, see “Step 4: Additional Shareholder Services—Automatic Investment Plan.”
[2]	For more information about the CDSC and how it is calculated, see “How to Sell Your Shares—Contingent Deferred Sales Charge (CDSC).”
[3]	Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a CDSC of 1%.
[4]	These distribution and service (12b-1) fees are paid from the Fund’s assets on a continuous basis. The service fee for Class A, Class B and Class C shares is .25 of 1%. The distribution fee for Class A shares is limited to .30 of 1% (including up to .25 of 1% as a service fee). Class B shares and Class C shares pay a distribution fee (in addition to the service fee) of .25 of 1% and .75 of 1%, respectively.
[5]	For the fiscal year ending December 31, 2005, the Distributor has contractually agreed to reduce its distribution and service (12b-1) fees for Class A and Class C shares to .25% of 1% and ..75% of 1% of the average daily net assets of Class A and Class C shares, respectively.

Reducing or Waiving Class A’s Initial Sales Charge

The following describes the different ways investors can reduce or avoid paying Class A’s initial sales charge.

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Increase the Amount of Your Investment. You can reduce Class A’s initial sales charge by increasing the amount of your investment. This table shows how the sales charge decreases as the amount of your investment increases.

Amount of Purchase	Sales Charge as % of Offering Price	Sales Charge as % of Amount Invested	Dealer Allowance
Less than $100,000	4.00%	4.17%	4.00
$100,000 to $249,999	3.50%	3.63%	3.00
$250,000 to $499,999	2.50%	2.56%	2.00
$500,000 to $999,999	2.00%	2.04%	1.75
$1,000,000 to $4,999,999[1]	None	None	0.70	*

[1]	If you invest $1 million or more, you can buy only Class A shares, unless you qualify to buy Class Z shares. If you purchase $1 million or more of Class A shares, you will be subject to a 1% CDSC for shares redeemed within 12 months of purchase.
*	For investments of $5 million to $99,999,999, the dealer allowance is 0.50%. For investments of $10 million and over, the dealer allowance is 0.25%.

To satisfy the purchase amounts above, you can:

■	Use your Rights of Accumulation, which allow you or an eligible group of related investors to combine (1) the current value of JennisonDryden or Strategic Partners mutual fund shares you or the group already own (2) the value of money market shares you or an eligible group of related investors have received for shares of other JennisonDryden or Strategic Partners mutual funds in an exchange transaction and (3) the value of the shares you or an eligible group of related investors are purchasing;

■	Sign a Letter of Intent, stating in writing that you or an eligible group of related investors will purchase a certain amount of shares in the Fund and other JennisonDryden or Strategic Partners mutual funds within 13 months; or

■	Use your Combined Purchase and Cumulative Purchase Privilege, which allows you and an eligible group of related investors to combine the value of Class A shares of this Fund with the value of Class A shares of other JennisonDryden or Strategic Partners mutual funds that you or the group are purchasing at the same time.

Note: Class Z shares cannot be aggregated with any other share class for purposes of reducing or waiving Class A’s initial sales charge.

An eligible group of related investors includes any combination of the following:

■	an individual;

■	the individual’s spouse, their children and parents;

Dryden National Municipals Fund, Inc.	31

How to Buy, Sell and Exchange Shares of the Fund

■	the individual’s and spouse’s Individual Retirement Account (IRA);

■	any company controlled by the individual (a person, entity or group that holds 25% or more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners), with the exception of employee benefit plans of a company controlled by the individual;

■	a trust created by the individual, the beneficiaries of which are the individual, his or her spouse, parents or children; and

■	a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual or the individual’s spouse.

The value of shares held by you or an eligible group of related investors will be determined as follows:

■	for Class A shares, the value of existing shares is determined by the maximum offering price (NAV plus maximum sales charge) as of the previous business day; and

■	for Class B shares and Class C shares, the value of existing shares is determined by the NAV as of the previous business day.

If your shares are held directly by the Transfer Agent, and you believe you qualify for a reduction or waiver of Class A’s initial sales charge, you must notify the Transfer Agent at the time of the qualifying share purchase in order to receive the applicable reduction or waiver. If your shares are held through a broker or other financial intermediary, and you believe you qualify for a reduction or waiver of Class A’s initial sales charge, you must notify your broker or intermediary at the time of the qualifying purchase in order to receive the applicable reduction or waiver. Shares held through a broker or other financial intermediary will not be systematically aggregated with shares held directly by the Transfer Agent for purposes of receiving a reduction or waiver of Class A’s initial sales charge. The reduced or waived sales charge will be granted subject to confirmation of account holdings.

If your shares are held directly by the Transfer Agent, you must identify the eligible group of related investors. Although the Transfer Agent does not require any specific form of documentation in order to establish your eligibility to receive a waiver or reduction of Class A’s initial sales charge, you may be required to provide appropriate documentation if the Transfer Agent is unable to establish your eligibility.

If your shares are held through a broker or other intermediary, the broker or intermediary is responsible for determining the specific documentation, if any, that you may need in order to establish your eligibility to receive a waiver or reduction of

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Class A’s initial sales charge. Your broker or intermediary is also responsible for notifying the Transfer Agent if your share purchase qualifies for a reduction or waiver of Class A’s initial sales charge.

Purchases of $1 million or more. If you purchase $1 million or more of Class A shares, you will not be subject to an initial sales charge, although a CDSC may apply, as previously noted.

Mutual Fund Programs. The initial sales charge will be waived for investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with the Distributor relating to:

■	Mutual fund “wrap” or asset allocation programs; where the sponsor places fund trades, links its clients’ accounts to a master account in the sponsor’s name and charges its clients a management, consulting or other fee for its services, or

■	Mutual fund “supermarket” programs; where the sponsor links its clients’ accounts to a master account in the sponsor’s name and the sponsor charges a fee for its services.

Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

Other Types of Investors. Certain other types of investors may purchase Class A shares without paying the initial sales charge, including:

■	certain directors, officers, employees (and certain members of their families) of Prudential and its affiliates, the JennisonDryden or Strategic Partners mutual funds, and the investment advisers of the JennisonDryden or Strategic Partners mutual funds;

■	persons who have retired directly from active service with Prudential or one of its subsidiaries;

■	certain real estate brokers, agents and employees of real estate brokerage companies affiliated with the Prudential Real Estate Affiliates; and

■	registered representatives and employees of brokers that have entered into dealer agreements with the Distributor.

To qualify for a waiver of the Class A sales charge at the time of purchase, you must notify the Transfer Agent or the Distributor must be notified by the broker facilitating

Dryden National Municipals Fund, Inc.	33

How to Buy, Sell and Exchange Shares of the Fund

the purchase that the transaction qualifies for a waiver of the Class A sales charge. The waiver will be granted subject to confirmation of your account holdings.

Additional Information About Reducing or Waiving Class A’s Sales Charge. The Fund also makes available free of charge, on the Fund’s website at www.jennisondryden.com, in a clear and prominent format, information relating to the Fund’s Class A initial sales charge, and the different ways that investors can reduce or avoid paying the initial sales charge. The Fund’s website includes hyperlinks that facilitate access to this information.

You may need to provide your broker-dealer or other financial intermediary through which you hold Fund shares with the information necessary to take full advantage of reduced or waived Class A sales charges.

The Distributor may reallow Class A’s sales charge to dealers.

Qualifying for Class Z Shares

Mutual Fund Programs. Class Z shares also can be purchased by participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes the Fund as an available option. Class Z shares also can be purchased by investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:

■	Mutual fund “wrap” or asset allocation programs, where the sponsor places fund trades, links its clients’ accounts to a master account in the sponsor’s name and charges its clients a management, consulting or other fee for its services, or

■	Mutual fund “supermarket” programs, where the sponsor links its clients’ accounts to a master account in the sponsor’s name and the sponsor charges a fee for its services.

Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

Other Types of Investors. Class Z shares also can be purchased by any of the following:

■	Certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the JennisonDryden or Strategic Partners mutual funds are an available option;

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■	Current and former Directors/Trustees of the JennisonDryden or Strategic Partners mutual funds (including the Fund);

■	Prudential, with an investment of $10 million or more; and

■	Class Z shares may also be purchased by qualified state tuition programs (529 plans).

Payments to Financial Services Firms

The Manager, Distributor or their affiliates have entered into revenue sharing or other similar arrangements with financial services firms, including affiliates of the Manager. These revenue sharing arrangements are intended to promote the sale of Fund shares or to compensate the financial services firms for marketing or marketing support activities in connection with the sale of Fund shares. Revenue sharing payments may be used by financial services firms in a variety of ways, including defraying costs incurred by the firms to educate their registered representatives about the Fund, as well as defraying costs incurred by the firms in providing or facilitating shareholder recordkeeping as well as the servicing or maintenance of shareholder accounts.

In exchange for revenue sharing payments, the Fund may receive placement on a financial service firm’s preferred or recommended product list. Financial services firms and registered representatives participating in a revenue sharing program may receive greater compensation for selling shares of the Fund than for selling other mutual funds, and your individual registered representative may receive some or all of the revenue sharing amounts paid to the firm that employs him or her. Revenue sharing payments may provide an incentive for financial services firms and their registered representatives to recommend or sell shares of the Fund to you and in doing so may create conflicts of interest between the firms’ financial interests and their duties to customers. In exchange for revenue sharing payments, the Fund also may receive preferred access to registered representatives of a financial services firm (for example the ability to make presentations in branch offices or at conferences) or preferred access to customers of the financial services firm (for example the ability to advertise to the firm’s customers).

Payments under revenue sharing arrangements are made out of the Manager’s or Distributor’s own resources and without additional direct cost to the Fund or its shareholders. Revenue sharing payments may be in addition to the sales charges (including 12b-1 fees) or other amounts paid by the Fund, which are also used to compensate financial services firms and their registered representatives for marketing and distribution of the Fund.

Revenue sharing payments are usually calculated based on a percentage of Fund sales and/or Fund assets attributable to a particular financial services firm. Revenue sharing

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How to Buy, Sell and Exchange Shares of the Fund

payments may also be based on other criteria or factors, such as percentage of a registered representative’s charges applicable to the sale of Fund shares, a networking fee based on the number of accounts at the firm holding shares of the Fund, a periodic flat fee for set-up and maintenance of the Fund on the computer systems of a financial services firm, or a flat fee for marketing services, such as access to registered representatives. Specific payment formulas are negotiated based on a number of factors including, but not limited to, reputation in the industry, ability to attract and retain assets, target markets, customer relationships and scope and quality of services provided. The amount of revenue sharing also may vary based on the class of shares purchased.

No one factor is determinative of the type or amount of additional compensation to be provided. Please contact your financial services provider for details about any revenue sharing payments it may receive.

Class B Shares Convert to Class A Shares After Approximately Seven Years

If you buy Class B shares and hold them for approximately seven years, we will automatically convert them into Class A shares without charge. At that time, we will also convert any Class B shares that you purchased with reinvested dividends and other distributions. Since the distribution and service (12b-1 fees) for Class A shares are lower than for Class B shares, converting to Class A shares lowers your Fund expenses. Class B shares acquired through the reinvestment of dividends or distributions will be converted to Class A shares according to the procedures utilized by the broker-dealer through which the Class B shares were purchased, if the shares are carried on the books of that broker-dealer and the broker-dealer provides subaccounting services to the Fund. Otherwise, the procedures utilized by PMFS or its affiliates will be used. The use of different procedures may result in a timing differential in the conversion of Class B shares acquired through the reinvestment of dividends and distributions.

When we do the conversion, you will get fewer Class A shares than the number of Class B shares converted if the price of the Class A shares is higher than the price of Class B shares. The total dollar value will be the same, so you will not have lost any money by getting fewer Class A shares. We do the conversions quarterly, not on the anniversary date of your purchase. For more information, see the SAI, “Purchase, Redemption and Pricing of Fund Shares—Conversion Feature—Class B Shares.”

Step 3: Understanding the Price You’ll Pay

The price you pay for each share of the Fund is based on the share value. The share value of a mutual fund—known as the net asset value or NAV—is determined by a simple calculation: it’s the total value of the Fund (assets minus liabilities) divided by

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the total number of shares outstanding. For example, if the value of the investments held by Fund XYZ (minus its liabilities) is $1,000 and there are 100 shares of Fund XYZ owned by shareholders, the value of one share of the fund—or the NAV—is $10 ($1,000 divided by 100).

The Fund’s portfolio securities are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Board.

With respect to any portion of the Fund’s assets that are invested in one or more open-end investment companies, the Fund’s net asset value will be calculated based upon the net asset value of the investment company in which the Fund invests.

The Fund also may use fair value pricing if it determines that a market quotation is not reliable based, among other things, on events or market conditions that occur after the quotation is derived or after the close of the primary market on which the security is traded, but before the time that the Fund’s NAV is determined. The Fund may also use fair value pricing with respect to U.S.-traded securities if, for example, trading in a particular security is halted and does not resume before the Fund calculates its NAV or the exchange on which a security is traded closes early. In addition, fair value pricing is used for securities where the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager (or Subadviser) does not represent fair value. Different valuation methods may result in different values for the same security. The fair value of a portfolio security that the Fund uses to determine its NAV may differ from the security’s quoted or published price. If the Fund needs to implement fair value pricing after the NAV publishing deadline but before shares of the Fund are processed, the NAV you receive or pay may differ from the published NAV price. For purposes of computing the Fund’s NAV, we will generally value the Fund’s futures contracts 15 minutes after the close of regular trading on the New York Stock Exchange (NYSE). Fair value pricing procedures are designed to result in prices for the Fund’s securities and its net asset value that are reasonable in light of the circumstances which make or have made market quotations unavailable or unreliable, and may have the effect of reducing arbitrage opportunities available to short-term traders. There is no assurance, however, that fair value pricing will

Mutual Fund Shares

The NAV of mutual fund shares changes every day because the value of a fund’s portfolio changes constantly. For example, if Fund XYZ holds City ABC bonds in its portfolio and the price of City ABC bonds goes up, while the value of the fund’s other holdings remains the same and expenses don’t change, the NAV of Fund XYZ will increase.

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How to Buy, Sell and Exchange Shares of the Fund

more accurately reflect the market value of a security than the market price of such security on that day or that it will prevent dilution of the Fund’s NAV by short-term traders.

We determine the Fund’s NAV once each business day at the close of regular trading on the NYSE, usually 4:00 p.m. New York time. The NYSE is closed on most national holidays and Good Friday. We may not determine the Fund’s NAV on days when we have not received any orders to purchase, sell or exchange the Fund’s shares, or when changes in the value of the Fund’s portfolio do not materially affect its NAV.

Most national newspapers report the NAVs of larger mutual funds, which allows investors to check the prices of those funds daily.

What Price Will You Pay for Shares of the Fund?

For Class A shares, you’ll pay the public offering price, which is the NAV next determined after we receive your order to purchase, plus an initial sales charge (unless you’re entitled to a waiver). For Class B, Class C and Class Z shares, you will pay the NAV next determined after we receive your order to purchase (remember, there are no up-front sales charges for these share classes). Your broker may charge you a separate or additional fee for purchases of shares.

Unless regular trading on the NYSE closes before 4:00 p.m. New York time, your order to purchase must be received by the Transfer Agent by 4:00 p.m. New York time in order to receive that day’s NAV. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day’s NAV if your order to purchase is received by the Transfer Agent after the close of regular trading on the NYSE.

Step 4: Additional Shareholder Services

As a Fund shareholder, you can take advantage of the following services and privileges:

Automatic Reinvestment. As we explained in the “Fund Distributions and Tax Issues” section, the Fund pays out—or distributes—any dividends and capital gains to all shareholders. For your convenience, we will automatically reinvest your distributions in the Fund at NAV, without any sales charge. If you want your distributions paid in cash, you can indicate this preference on your application, or by notifying your broker or the Transfer Agent in writing (at the address below) at least five business days before the date we determine who receives dividends.

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Prudential Mutual Fund Services LLC

Attn: Account Maintenance

P.O. Box 8159

Philadelphia, PA 19176

Automatic Investment Plan. You can make regular purchases of the Fund for as little as $50 by having the money automatically withdrawn from your bank or brokerage account at specified intervals.

Systematic Withdrawal Plan. A Systematic Withdrawal Plan is available that will provide you with monthly, quarterly, semi-annual or annual redemption checks. Remember, the sale of Class A (in certain cases), Class B and Class C shares may be subject to a CDSC. The Systematic Withdrawal Plan is not available to participants in certain retirement plans. Please contact PMFS at (800) 225-1852 for more details.

Reports to Shareholders. Every year we will send you an annual report (along with an updated prospectus) and a semi-annual report, which contain important financial information about the Fund. To reduce Fund expenses, we may send one annual shareholder report, one semi-annual shareholder report and one annual prospectus per household, unless you instruct us or your broker otherwise. If each Fund shareholder in your household would like to receive a copy of the Fund’s prospectus, shareholder report and proxy statement, please call us toll free at (800) 225-1852. We will begin sending additional copies of these documents within 30 days of receipt of your request.

HOW TO SELL YOUR SHARES

You can sell your shares of the Fund for cash (in the form of a check) at any time, subject to certain restrictions. For more information about these restrictions, see “Restrictions on Sales” below.

When you sell shares of the Fund—also known as redeeming your shares—the price you will receive will be the NAV next determined after the Transfer Agent, the Distributor or your broker receives your order to sell (less any applicable CDSC). If your broker holds your shares, your broker must receive your order to sell by 4:00 p.m. New York time, to process the sale on that day. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day’s NAV if your order to sell is received after the close of regular trading on the NYSE. Otherwise, contact:

Prudential Mutual Fund Services LLC

Attn: Redemption Services

P.O. Box 8149

Philadelphia, PA 19176

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How to Buy, Sell and Exchange Shares of the Fund

Generally, we will pay you for the shares that you sell within seven days after the Transfer Agent, the Distributor or your broker receives your sell order. If you hold shares through a broker, payment will be credited to your account. If you are selling shares you recently purchased with a check, we may delay sending you the proceeds until your check clears, which can take up to 10 days from the purchase date. You can avoid delay if you purchase shares by wire, certified check or cashier’s check. Your broker may charge you a separate or additional fee for sales of shares.

Restrictions on Sales

There are certain times when you may not be able to sell shares of the Fund or when we may delay paying you the proceeds from a sale. As permitted by the Commission, this may happen only during unusual market conditions or emergencies when the Fund can’t determine the value of its assets or sell its holdings. For more information, see the SAI, “Purchase, Redemption and Pricing of Fund Shares—Sale of Shares.”

If you hold your shares directly with the Transfer Agent, you will need to have the signature on your sell order signature guaranteed by an “eligible guarantor institution“ if:

■	You are selling more than $100,000 of shares,

■	You want the redemption proceeds made payable to someone that is not in our records,

■	You want the redemption proceeds sent to some place that is not in our records, or

■	You are a business or a trust.

An “eligible guarantor institution” includes any bank, broker-dealer, savings association or credit union. For more information, see the SAI, “Purchase, Redemption and Pricing of Fund Shares—Sale of Shares—Signature Guarantee.”

Contingent Deferred Sales Charge (CDSC)

If you sell Class B shares within six years of purchase or Class C shares within 12 months of purchase (18 months for Class C purchases made before February 2, 2004), you will have to pay a CDSC. In addition, if you purchase $1 million or more of Class A shares, although you are not subject to an initial sales charge, you are subject to a 1% CDSC for shares redeemed within 12 months of purchase. To keep the CDSC as low as possible, we will sell amounts representing shares in the following order:

■	Amounts representing shares you purchased with reinvested dividends and distributions,

■	Amounts representing the increase in NAV above the total amount of payments for shares made during the past 12 months for Class A shares (in certain cases), 6 years

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for Class B shares and 12 months for Class C shares (18 months for Class C shares purchased prior to February 2, 2004), and

■	Amounts representing the cost of shares held beyond the CDSC period (12 months for Class A shares (in certain cases), 6 years for Class B shares and 12 months for Class C shares (18 months for Class C shares purchased prior to February 2, 2004)).

Since shares that fall into any of the categories listed above are not subject to the CDSC, selling them first helps you to avoid—or at least minimize—the CDSC.

Having sold the exempt shares first, if there are any remaining shares that are subject to a CDSC, we will apply the CDSC to amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

As we noted before in the “Share Class Comparison” chart, if you purchase $1 million or more of Class A shares, although you are not subject to an initial sales charge, you are subject to a 1% CDSC for shares redeemed within 12 months of purchase. The CDSC for Class B shares is 5% in the first year, 4% in the second, 3% in the third, 2% in the fourth and 1% in the fifth and sixth years. The rate decreases on the first day of the month following the anniversary date of your purchase, not on the anniversary date itself. The CDSC is 1% for Class C shares—which is applied to shares sold within 12 months of purchase (18 months for Class C shares purchased prior to February 2, 2004). For Class A, Class B and Class C shares, the CDSC is calculated based on the lesser of the original purchase price or the redemption proceeds. For purposes of determining how long you’ve held your shares, all purchases during the month are grouped together and considered to have been made on the last day of the month.

The holding period for purposes of determining the applicable CDSC will be calculated from the first day of the month after purchase, excluding any time shares were held in a money market fund.

Waiver of the CDSC—Class B Shares

The CDSC will be waived if the Class B shares are sold:

■	After a shareholder is deceased or disabled (or, in the case of a trust account, the death or disability of the grantor). This waiver applies to individual shareholders, as well as shares held in joint tenancy, provided the shares were purchased before the death or disability, and

■	On certain sales effected through the Systematic Withdrawal Plan.

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How to Buy, Sell and Exchange Shares of the Fund

For more information on the above and other waivers, see the SAI, “Purchase, Redemption and Pricing of Fund Shares—Contingent Deferred Sales Charge—Waiver of Contingent Deferred Sales Charge—Class B Shares.”

Redemption in Kind

If the sales of Fund shares you make during any 90-day period reach the lesser of $250,000 or 1% of the value of the Fund’s net assets, we can then give you securities from the Fund’s portfolio instead of cash. If you want to sell the securities for cash, you would have to pay the costs charged by a broker.

Small Accounts

If you make a sale that reduces your account value to less than $500, we may sell the rest of your shares (without charging any CDSC) and close your account. We would do this to minimize the Fund’s expenses paid by other shareholders. We will give you 60 days’ notice, during which time you can purchase additional shares to avoid this action.

90-Day Repurchase Privilege

After you redeem your shares, you have a 90-day period during which you may reinvest back into your account any of the redemption proceeds in shares of the same Fund without paying an initial sales charge. Also, if you paid a CDSC when you redeemed your shares, we will credit your account with the appropriate number of shares to reflect the amount of the CDSC you paid on that reinvested portion of your redemption proceeds. In order to take advantage of this one-time privilege, you must notify the Transfer Agent or your broker at the time of the repurchase. See the SAI, ”Purchase, Redemption and Pricing of Fund Shares—Sale of Shares.”

HOW TO EXCHANGE YOUR SHARES

You can exchange your shares of the Fund for shares of the same class in certain other JennisonDryden or Strategic Partners mutual funds—including certain money market funds—if you satisfy the minimum investment requirements. For example, you can exchange Class A shares of the Fund for Class A shares of another JennisonDryden mutual fund or Class A shares of certain of the Strategic Partners mutual funds, but you can’t exchange Class A shares for Class B, Class C or Class Z shares. Class B and Class C shares may not be exchanged into money market funds other than Special Money Market Fund, Inc. (Special Money Fund). After an exchange, at redemption the CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund. We may change the terms of any exchange privilege after giving you 60 days’ notice.

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If you hold shares through a broker, you must exchange shares through your broker. Otherwise contact:

Prudential Mutual Fund Services LLC

Attn: Exchange Processing

P.O. Box 8157

Philadelphia, PA 19176

There is no sales charge for exchanges. If, however, you exchange—and then sell—Class A shares within 12 months of your original purchase (in certain circumstances), Class B shares within approximately 6 years of your original purchase or Class C shares within 12 months of your original purchase (18 months for Class C shares purchased before February 2, 2004), you must still pay the applicable CDSC. If you have exchanged Class A, Class B or Class C shares into Special Money Fund, the time you hold the shares in the money market account will not be counted in calculating the required holding period for CDSC liability.

Remember, as we explained in the section entitled “Fund Distributions and Tax Issues—If You Sell or Exchange Your Shares,“ exchanging shares is considered a sale for tax purposes. Therefore, if the shares you exchange are worth more than the amount that you paid for them, you may have to pay capital gains tax. For additional information about exchanging shares, see the SAI, “Shareholder Investment Account—Exchange Privilege.“

Frequent Purchases and Redemptions of Fund Shares

The Fund seeks to prevent patterns of frequent purchases and redemptions of Fund shares by its shareholders. Frequent purchases and sales of shares of the Fund may adversely affect Fund performance and the interests of long-term investors. When a shareholder engages in frequent or short-term trading, the Fund may have to sell portfolio securities to have the cash necessary to redeem the shareholder’s shares. This can happen when it is not advantageous to sell any securities, so the Fund’s performance may be hurt. When large dollar amounts are involved, frequent trading can also make it difficult to use long-term investment strategies because the Fund cannot predict how much cash it will have to invest. In addition, if the Fund is forced to liquidate investments due to short-term trading activity, it may incur increased brokerage and tax costs. Similarly, the Fund may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading. Moreover, frequent or short-term trading by certain shareholders may cause dilution in the value of Fund shares held by other shareholders. Funds that

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How to Buy, Sell and Exchange Shares of the Fund

invest in certain fixed-income securities, such as high-yield bonds or certain asset- backed securities, may also constitute an effective vehicle for a shareholder’s frequent trading strategy.

The Board of Directors has adopted policies and procedures designed to discourage or prevent frequent trading activities by Fund shareholders. In an effort to prevent such practices, the Fund’s Transfer Agent monitors trading activity on a daily basis. The Fund has implemented a trading policy that limits the number of times a shareholder may purchase Fund shares or exchange into the Fund and then sell those shares within a specified period of time (a “round-trip transaction”) as established by the Fund’s Chief Compliance Officer (CCO). The CCO is authorized to set and modify the parameters of the trading policy at any time as required to prevent the adverse impact of frequent trading on Fund shareholders. The CCO has defined frequent trading as one or more round-trip transactions in shares of the Fund within a 30-day period. A second round-trip within 60 days will begin a warning period that will remain in effect for 90 days. If additional purchase activity is initiated during the warning period, the purchase activity will be cancelled. In addition, if two round-trips have already been completed within the past 90 days, a trading suspension will be placed on the account that remains in effect for 90 days. Exceptions to the trading policy will not normally be granted. Transactions in the Prudential money market funds and the Dryden Ultra Short Bond Fund are excluded from this policy.

The Fund reserves the right to reject or cancel, without prior notice, all additional purchases or exchanges into the Fund by a shareholder who has violated this policy. Moreover, the Fund may direct a broker-dealer or other intermediary to block a shareholder account from future trading in the Fund. The Transfer Agent will monitor trading activity over $25,000 per account on a daily basis for a rolling 30-day period. If a purchase into the Fund is rejected or cancelled for violations of the trading policy, the shareholder will receive a return of the purchase amount.

If the Fund is offered to qualified plans on an omnibus basis or if Fund shares may be purchased through other omnibus arrangements (“Intermediaries”), Intermediaries maintain the individual beneficial owner records and submit to the Fund only aggregate orders combining the transactions of many beneficial owners. The Fund itself generally cannot monitor trading by particular beneficial owners. The Fund communicates to Intermediaries in writing that it expects the Intermediaries to impose restrictions on transfers by beneficial owners. Intermediaries may impose different or stricter restrictions on transfers by beneficial owners.

The Transfer Agent also reviews the aggregate net flows in excess of one million dollars. In those cases, the trade detail is reviewed to determine if any of the activity

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relates to previously identified policy offenders. In cases of omnibus orders, the Intermediary may be contacted by the Transfer Agent to obtain additional information. The Transfer Agent has the authority to cancel all or a portion of the trade if the information reveals that the activity relates to previously identified policy offenders. In that case, the shareholder will receive a return of the purchase amount. Where appropriate, the Transfer Agent may request that the Intermediary block a financial adviser or client from accessing the Fund. If necessary, the Fund may be removed from a particular Intermediary’s platform.

Shareholders seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of the Fund to prevent such trading, there is no guarantee that the Fund, the Transfer Agent or Intermediaries will be able to identify these shareholders or curtail their trading practices. The Fund does not have any arrangements intended to permit trading of its shares in contravention of the policies described above.

TELEPHONE REDEMPTIONS OR EXCHANGES

You may redeem your shares of the Fund if the proceeds of the redemption do not exceed $100,000 or exchange your shares in any amount by calling the Fund at (800) 225-1852 before 4:00 p.m. New York time. You will receive a redemption or exchange amount based on that day’s NAV. Certain restrictions apply; please see the section entitled “How to Sell Your Shares—Restrictions on Sales” above for additional information. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day’s NAV if your order to sell or exchange is received after the close of regular trading on the NYSE.

The Transfer Agent will record your telephone instructions and request specific account information before redeeming or exchanging shares. The Fund will not be liable for losses due to unauthorized or fraudulent telephone instructions if it follows instructions that it reasonably believes are made by the shareholder. If the Fund does not follow reasonable procedures, it may be liable.

In the event of drastic economic or market changes, you may have difficulty in redeeming or exchanging your shares by telephone. If this occurs, you should consider redeeming or exchanging your shares by mail or through your broker.

The telephone redemption and exchange procedures may be modified or terminated at any time. If this occurs, you will receive a written notice from the Fund.

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How to Buy, Sell and Exchange Shares of the Fund

EXPEDITED REDEMPTION PRIVILEGE

If you have selected the Expedited Redemption Privilege, you may have your redemption proceeds sent directly to your bank account. Expedited redemption requests may be made by telephone or letter, must be received by the Fund prior to 4:00 p.m. New York time, to receive a redemption amount based on that day’s NAV and are subject to the terms and conditions regarding the redemption of shares. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day’s NAV if your order to sell is received after the close of regular trading on the NYSE. For more information, see “Purchase, Redemption and Pricing of Fund Shares—Sale of Shares—Expedited Redemption Privilege” in the SAI. The Expedited Redemption Privilege may be modified or terminated at any time without notice.

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Dryden National Municipals Fund, Inc.	47

Financial Highlights

The financial highlights below are intended to help you evaluate the Fund’s financial performance for the past five fiscal years. The total return in each chart represents the rate that a shareholder would have earned on an investment in that share class of the Fund, assuming investment at the start of the period and reinvestment of all dividends and other distributions. The information is for each share class for the periods indicated.

For the fiscal year ended December 31, 2004, the financial highlights were part of the financial statements audited by KPMG LLP, independent registered public accounting firm, whose report was unqualified. The financial highlights for the periods presented through December 31, 2003 were audited by another independent registered public accounting firm, whose reports on those financial statements were unqualified.

A copy of the Fund’s annual report, along with the Fund’s audited financial statements and report of independent registered public accounting firm, is available, upon request, at no charge, as described on the back cover of this prospectus.

Class A Shares (fiscal years ended 12-31)

Per Share Operating Performance	2004	2003	2002	2001	2000
Net asset value, beginning of year	$15.52	$15.82	$15.32	$15.59	$14.72
Income from investment operations:
Net investment income	.59	.67	.75	.75	.76
Net realized and unrealized gain (loss) on investment transactions	.02	.05	.64	(.13)	.88
Total from investment operations	.61	.72	1.39	.62	1.64
Less distributions:
Dividends from net investment income	(.59)	(.67)	(.73)	(.76)	(.76)
Distributions in excess of net investment income	—	—	—	—	(.01)
Distributions from net realized gains	(.22)	(.35)	(.16)	(.13)	—
Total distributions	(.81)	(1.02)	(.89)	(.89)	(.77)
Net asset value, end of year	$15.32	$15.52	$15.82	$15.32	$15.59
Total return(a)	4.11%	4.63%	9.27%	3.95%	11.45%

Ratios/Supplemental Data	2004	2003	2002	2001	2000
Net assets, end of year (000)	$508,667	$549,537	$595,874	$579,335	$609,245
Average net assets (000)	$525,601	$570,837	$584,236	$599,337	$487,811
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(b)	.86%	.87%	.87%	.89%	.88%
Expenses, excluding distribution and service (12b-1) fees	.61%	.62%	.62%	.64%	.63%
Net investment income	3.83%	4.22%	4.68%	4.76%	5.09%
For Class A, B, C, and Z shares:
Portfolio turnover rate	49%	157%	97%	66%	122%

(a)	Total investment return does not consider the effects of sales loads. Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b)	The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets of the Class A shares.

Financial Highlights

Class B Shares (fiscal years ended 12-31)

Per Share Operating Performance:	2004	2003	2002	2001	2000
Net asset value, beginning of year	$15.56	$15.86	$15.36	$15.63	$14.75
Income from investment operations:
Net investment income	.55	.63	.71	.71	.73
Net realized and unrealized gain (loss) on investment transactions	.02	.05	.64	(.13)	.89
Total from investment operations	.57	.68	1.35	.58	1.62
Less distributions:
Dividends from net investment income	(.55)	(.63)	(.69)	(.72)	(.73)
Distributions in excess of net investment income	—	—	—	—	(.01)
Distributions from net realized gains	(.22)	(.35)	(.16)	(.13)	—
Total distributions	(.77)	(.98)	(.85)	(.85)	(.74)
Net asset value, end of year	$15.36	$15.56	$15.86	$15.36	$15.63
Total return(a)	3.85%	4.37%	8.99%	3.70%	11.23%

Ratios/Supplemental Data:	2004	2003	2002	2001	2000
Net assets, end of year (000)	$36,285	$42,267	$47,612	$48,972	$59,260
Average net assets (000)	$39,139	$45,147	$49,097	$54,043	$73,531
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	1.11%	1.12%	1.12%	1.14%	1.13%
Expenses, excluding distribution and service (12b-1) fees	.61%	.62%	.62%	.64%	.63%
Net investment income	3.58%	3.97%	4.43%	4.52%	4.85%

(a)	Total investment return does not consider the effects of sales loads. Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

48	Visit our website at www.jennisondryden.com

Class C Shares (fiscal years ended 12-31)

Per Share Operating Performance	2004	2003	2002	2001	2000
Net asset value, beginning of year	$15.56	$15.86	$15.36	$15.63	$14.75
Income from investment operations:
Net investment income	.51	.59	.67	.67	.69
Net realized and unrealized gain (loss) on investment transactions	.02	.05	.64	(.13)	.89
Total from investment operations	.53	.64	1.31	.54	1.58
Less distributions:
Dividends from net investment income	(.51)	(.59)	(.65)	(.68)	(.69)
Distributions in excess of net investment income	—	—	—	—	(.01)
Distributions from net realized gains	(.22)	(.35)	(.16)	(.13)	—
Total distributions	(.73)	(.94)	(.81)	(.81)	(.70)
Net asset value, end of year	$15.36	$15.56	$15.86	$15.36	$15.63
Total return(a)	3.59%	4.11%	8.71%	3.45%	10.96%

Ratios/Supplemental Data	2004	2003	2002	2001	2000
Net assets, end of year (000)	$4,261	$5,163	$6,107	$5,183	$3,213
Average net assets (000)	$4,628	$5,792	$5,709	$4,032	$2,473
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(b)	1.36%	1.37%	1.37%	1.39%	1.38%
Expenses, excluding distribution and service (12b-1) fees	.61%	.62%	.62%	.64%	.63%
Net investment income	3.33%	3.73%	4.17%	4.28%	4.60%

(a)	Total investment return does not consider the effects of sales loads. Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions.
(b)	The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .75 of 1% of the average daily net assets of Class C shares.

Dryden National Municipals Fund, Inc.	49

Financial Highlights

Class Z Shares (fiscal years ended 12-31)

Per Share Operating Performance	2004	2003	2002	2001	2000
Net asset value, beginning of year	$15.51	$15.81	$15.32	$15.58	$14.71
Income from investment operations:
Net investment income	.63	.71	.78	.78	.80
Net realized and unrealized gain (loss) on investment transactions	.02	.05	.64	(.12)	.88
Total from investment operations	.65	.76	1.42	.66	1.68
Less distributions:
Dividends from net investment income	(.63)	(.71)	(.77)	(.79)	(.80)
Distributions in excess of net investment income	—	—	—	—	(.01)
Distributions from net realized gains	(.22)	(.35)	(.16)	(.13)	—
Total distributions	(.85)	(1.06)	(.93)	(.92)	(.81)
Net asset value, end of year	$15.31	$15.51	$15.81	$15.32	$15.58
Total return(a)	4.37%	4.90%	9.47%	4.26%	11.73%
Ratios/Supplemental Data	2004	2003	2002	2001	2000
Net assets, end of year (000)	$4,013	$4,221	$4,383	$1,924	$1,183
Average net assets (000)	$4,064	$4.453	$3,314	$1,673	$765
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	.61%	.62%	.62%	.64%	.63%
Expenses, excluding distribution and service (12b-1) fees	.61%	.62%	.62%	.64%	.63%
Net investment income	4.08%	4.47%	4.91%	5.05%	5.34%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

50	Visit our website at www.jennisondryden.com

Appendix A

DESCRIPTION OF SECURITY RATINGS

MOODY’S INVESTORS SERVICE, INC.

Long-Term Ratings

Aaa: Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa: Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba: Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B: Obligations rated B are considered speculative and are subject to high credit risk.

Caa: Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Moody’s appends numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Debt Ratings

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. These obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

Dryden National Municipals Fund, Inc.	A-1

Appendix A

P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

STANDARD & POOR’S RATINGS SERVICES (S&P)

Long-Term Issue Credit Ratings

AAA: An obligation rated AAA has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

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B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment.

C: A subordinated debt or preferred stock obligation rated C is CURRENTLY HIGHLY VULNERABLE to nonpayment. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A C also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus(–): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

R: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating.

N.R: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings

A S&P short-term issue credit rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than three years.

Dryden National Municipals Fund, Inc.	A-3

Appendix A

A-1: A short-term obligation rated A-1 is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C: A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

FITCH RATINGS

International Long-Term Credit Ratings

Investment Grade

AAA: Highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

A-4	Visit our website at www.jennisondryden.com

AA: Very high credit quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. A ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good credit quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB: Speculative. BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B: Highly speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probable. C ratings signal imminent default.

DDD, DD, D: Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. DDD obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. DD indicates potential recoveries in the range of 50%-90% and D the lowest recovery potential, i.e., below 50%. Entities rated in this category have defaulted on some or all of their obligations.

Dryden National Municipals Fund, Inc.	A-5

Appendix A

Entities rated DDD have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated DD and D are generally undergoing a formal reorganization or liquidation process; those rated DD are likely to satisfy a higher portion of their outstanding obligations, while entities rated D have a poor prospect of repaying all obligations.

Notes: “+” or “–” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA category or to categories below CCC.

Short-Term Debt Ratings

A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1: Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2: Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3: Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D: Default. Denotes actual or imminent payment default.

NR: Indicates that Fitch does not rate the specific issue.

Withdrawn: A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced

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FitchAlert: Ratings are placed on FitchAlert to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as “Positive,” indicating a potential upgrade, “Negative,” for potential downgrade, or “Evolving,” where ratings may be raised or lowered. FitchAlert is relatively short term, and should be resolved within 12 months.

Ratings Outlook: An outlook is used to describe the most likely direction of any rating change over the intermediate term. It is described as “Positive” or “Negative.” The absence of a designation indicates a stable outlook.

Plus (+) or Minus (–): Plus and minus signs may be appended to a rating to denote relative status within major ratings categories. Such suffixes are not added to the AAA long-term rating category or to short-term ratings other than F1.

Dryden National Municipals Fund, Inc.	A-7

FOR MORE INFORMATION
Please read this prospectus before you invest in the Fund and keep it for future reference. For information or shareholder questions contact:

■ MAIL	■ TELEPHONE	■ WEBSITES
Prudential Mutual Fund Services LLC P.O. Box 8098 Philadelphia, PA 19176	(800) 225-1852 (973) 367-3529 (Calling from outside the U.S.)	www.jennisondryden.com

E-DELIVERY

To receive your mutual fund documents on-line, go to www.icsdelivery.com/prudential/funds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by clicking on the change/cancel enrollment option at the icsdelivery website address.

■ Outside Brokers should contact:	■ TELEPHONE
Prudential Investment Management Services LLC P.O. Box 8310 Philadelphia, PA 19176	(800) 778-8769

You can also obtain copies of Fund documents from the Securities and Exchange Commission (SEC) as follows:

■ MAIL	■ ELECTRONIC REQUEST
Securities and Exchange Commission Public Reference Section Washington, DC 20549-0102	publicinfo@sec.gov (The SEC charges a fee to copy documents.)

■ IN PERSON	■ VIA THE INTERNET
Public Reference Room in Washington, DC (For hours of operation, and location, call 202-942-8090)	on the EDGAR Database at http://www.sec.gov

Additional information about the Fund’s investments is included in the Annual and Semi-annual Reports. These reports and the Statement of Additional Information contain additional information. Shareholders may obtain free copies of the SAI, Annual Report and Semi-annual Report as well as other information about the Funds and may make other shareholder inquiries through the telephone number, address and website listed above.

■ STATEMENT OF ADDITIONAL INFORMATION (SAI) (incorporated by reference into this prospectus)	■ ANNUAL REPORT (contains a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year)	■ SEMIANNUAL REPORT

Dryden National Municipals Fund, Inc.
Share Class	A	B	C	Z
NASDAQ	PRNMX	PBHMX	PNMCX	N/A
CUSIP	262470107	262470206	262470305	262470404

MF104AInvestment Company Act File No. 811-2992

DRYDEN NATIONAL MUNICIPALS FUND, INC.

Statement of Additional Information

April 8, 2005

Dryden National Municipals Fund, Inc. (the Fund), is an open-end, diversified management investment company whose investment objective is to seek a high level of current income exempt from federal income taxes. The Fund seeks to achieve this objective by, as a matter of fundamental policy, investing, under normal circumstances, at least 80% of the Fund’s investable assets in obligations the income from which is exempt from federal income tax, that is municipal obligations. The term “investable assets” in this Statement of Additional Information (SAI) refers to the Fund’s net assets plus any borrowings for investment purposes. The Fund’s investable assets will be less than its total assets to the extent that it has borrowed money for non-investment purposes, such as to meet anticipated redemptions. The Fund’s portfolio consists primarily of long-term Municipal Bonds of medium quality, that is, obligations of issuers possessing adequate but not outstanding capacities to service their debt. The Fund may invest up to 15% of its investable assets in non-investment grade bonds, also known as junk bonds. Subject to the limits described herein, the Fund may also buy and sell financial futures for the purpose of hedging and to increase the return on its securities portfolio. There can be no assurance that the Fund’s investment objective will be achieved. See “Description of the Fund, Its Investments and Risks.”

The Fund’s address is Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102, and its telephone number is (800) 225-1852.

This SAI is not a prospectus and should be read in conjunction with the Fund’s prospectus, dated April 8, 2005, a copy of which may be obtained at no charge from the Fund upon request at the address or telephone number noted above. The Fund’s audited financial statements for the fiscal year ended December 31, 2004 are incorporated into this SAI by reference to the Fund’s 2004 annual report to shareholders (File No. 811-2992). You may obtain a copy of the Fund’s annual report at no charge by request to the Fund at the address or telephone number noted above.

MF104B

FUND HISTORY

Dryden National Municipals Fund, Inc. (the Fund) was incorporated in Maryland on January 9, 1980.

DESCRIPTION OF THE FUND, ITS INVESTMENTS AND RISKS

(a)  Classification.    The Fund is a diversified, open-end management investment company.

(b)  and (c) Investment Strategies, Policies and Risks.

The investment objective of the Fund is to seek a high level of current income exempt from federal income taxes. In attempting to achieve this objective, as a matter of fundamental policy, the Fund intends to invest, under normal circumstances, at least 80% of the Fund’s investable assets in obligations the income from which is exempt from federal income tax, that is municipal obligations. The obligations include Municipal Bonds and Municipal Notes. The Fund’s investments permitted by this policy may include certain investments in Municipal Bonds and Municipal Notes that are “private activity bonds” (as defined in the Internal Revenue Code), the interest on which is a tax preference item subject to the alternative minimum tax. See “Fund Distributions and Tax Issues” in the Prospectus. The term “investable assets” in this SAI refers to the Fund’s net assets plus any borrowing for investment purposes. The Fund’s investable assets will be less than its total assets to the extent that it has borrowed money for non-investment purposes, such as to meet anticipated redemptions. The Fund expects that normally it will not invest 25% or more of its total assets in a single industry. While the principal investment policies and strategies for seeking to achieve this objective are described in the Fund’s Prospectus, the Fund may from time to time also use the securities, instruments, policies and principal and non-principal strategies described below in seeking to achieve its objective. There can be no assurance that the Fund’s investment objective will be achieved and you could lose money.

Municipal Notes

For liquidity purposes, pending investment in Municipal Bonds, or on a temporary or defensive basis due to adverse market, economic or political conditions, the Fund may invest in short-term debt obligations (maturing in one year or less). These obligations, known as “Municipal Notes,” include tax, revenue and bond anticipation notes which are issued to obtain funds for various public purposes.

1.	Tax Anticipation Notes. Tax Anticipation Notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenues, such as income, sales, use and business taxes, and are payable from these specific future taxes.

2.	Revenue Anticipation Notes. Revenue Anticipation Notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under the Federal Revenue Sharing Programs.

3.	Bond Anticipation Notes. Bond Anticipation Notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the Notes.

The interest from these Notes generally is exempt from federal income taxes. The Fund will limit its investments in Municipal Notes to (1) those which are rated, at the time of purchase, within the three highest grades assigned by Moody’s Investors Service (Moody’s) or the two highest grades assigned by Standard & Poor’s Ratings Group (S&P) or comparably rated by any other Nationally Recognized Statistical Rating Organization (NRSRO); (2) those of issuers having, at the time of purchase, an issue of outstanding Municipal Bonds rated within the four highest grades of Moody’s or S&P or comparably rated by any other NRSRO; or (3) those that are guaranteed by the U.S. Government, its agents or instrumentalities (the interest on which may not be exempt from federal income taxes).

Municipal Bonds

The Fund’s portfolio will consist primarily of carefully selected long-term Municipal Bonds of medium quality. While the Fund’s investment adviser will not be limited by the ratings assigned by the rating services, the Municipal Bonds in which the Fund’s portfolio will be principally invested will be rated Baa or higher by Moody’s and BBB or higher by S&P or comparably rated by any other NRSRO or, if not rated, will be, in the judgment of the investment adviser, of substantially comparable quality. Bonds rated BBB by S&P normally exhibit adequate payment protection parameters, but in the event of adverse market conditions are more likely to lead to a weakened capacity to pay principal and interest than bonds in the A category. Bonds rated Baa by Moody’s are considered medium grade obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. A more complete description of these and other Municipal Bond and Note ratings is contained in Appendix A to the Prospectus.

In determining whether Municipal Bonds which are not rated have the characteristics of rated Municipal Bonds which are permissible investments of the Fund, the investment adviser will rely upon information from various sources, including, if available, reports by the rating services, research, analysis and appraisals of brokers and dealers and the views of the Fund’s directors and others regarding economic developments and the creditworthiness of particular issuers.

Municipal Bonds of medium quality are subject to fluctuation in value as a result of changing economic circumstances as well as changes in interest rates. Thus, while medium quality obligations will generally provide a higher yield than do high quality Municipal Bonds of similar maturities, they are subject to a greater degree of market fluctuation with less certainty of the issuer’s continuing ability to meet the payments of principal and interest when due and may have speculative characteristics not present in bonds of higher quality. In addition, obligations with longer maturities (for example, 20 years or more) generally offer both higher yields and greater exposure to market fluctuation from changes in interest rates than do those with shorter maturities. Consequently, shares of the Fund may not be suitable for persons who cannot assume the somewhat greater risks of capital depreciation involved in seeking higher tax-exempt yields.

The Fund may also invest up to 15% of its investable assets in high-yield municipal debt obligations or junk bonds. Junk-bonds are non-investment grade securities that are rated below Baa by Moody’s and below BBB by S&P, or comparably rated by another major ratings service, and are considered speculative. For further discussion relating to the risks of investing in high yield securities, see “Risk Factors Relating to Investing in Debt Securities Rated Below Investment-Grade (Junk Bonds)” below.

Municipal Bonds include debt obligations of a state, a territory, or a possession of the United States, or any political subdivision thereof (for example, counties, cities, towns, villages, districts, authorities) or the District of Columbia issued to obtain funds for various purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal Bonds may be issued include the refunding of outstanding obligations, obtaining funds for general operating expenses and the obtaining of funds to loan to public or private institutions for the construction of facilities such as education, hospital and housing facilities. In addition, certain types of private activity bonds may be issued by or on behalf of public authorities to obtain funds to provide privately-operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Such obligations are included within the term Municipal Bonds if the interest paid thereon is at the time of issuance, in the opinion of the issuer’s bond counsel, exempt from federal income tax. The current federal tax laws, however, substantially limit the amount of such obligations that can be issued in each state.

The two principal classifications of Municipal Bonds are “general obligation” and limited obligation or “revenue” bonds. General obligation bonds are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest, whereas revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Private activity bonds that are Municipal Bonds are in most cases revenue bonds and do not generally constitute the pledge of the credit of the issuer of such bonds. The credit quality of private activity revenue bonds is usually directly related to the credit standing of the industrial user involved. There are, in addition, a variety of hybrid and special types of municipal obligations as well as numerous differences in the security of Municipal Bonds, both within and between the two principal classifications described above.

Industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide various privately-operated facilities for business, manufacturing, housing, sports, sewage and pollution control, and for airport, mass transit, port and parking facilities. The Internal Revenue Code restricts the types of industrial development bonds (IDBs) which qualify to pay interest exempt from federal income tax, and interest on certain IDBs issued after August 7, 1986 is subject to the alternative minimum tax. Although IDBs are issued by municipal authorities, they are generally secured by the revenues derived from payments of the industrial user. The payment of the principal and interest on IDBs is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

The interest rates payable on certain Municipal Bonds and Municipal Notes are not fixed and may fluctuate based upon changes in market rates. Municipal Bonds and Notes of this type are called “variable rate” obligations. The interest rate payable on a variable rate obligation is adjusted either at predesignated intervals or whenever there is a change in the market rate of interest on which the interest rate payable is based. Other features may include the right whereby the Fund may demand prepayment of the principal amount of the obligation prior to its stated maturity (a demand feature) and the right of the issuer to prepay the principal amount prior to maturity. The principal benefit of a variable rate obligation is that the interest rate adjustment minimizes changes in the market value of the obligation. As a result, the purchase of variable rate obligations should enhance the ability of the Fund to maintain a stable NAV per share and to sell an obligation prior to maturity at a price approximating the full principal amount of the obligation. The payment of principal and interest by issuers of certain Municipal Bonds and Notes purchased by the Fund may be guaranteed by letters of credit or other credit facilities offered by banks or other financial institutions. Such guarantees will be considered in determining whether a Municipal Bond or Note meets the Fund’s investment quality requirements. For further discussion, see “Floating Rate and Variable Rate Municipal Bonds, Inverse and Secondary Inverse Floaters,” below.

The Fund will treat an investment in a municipal security refunded with escrowed U.S. Government securities as U.S. Government securities for purposes of the diversification requirements of the Investment Company Act of 1940 (the Investment Company Act or the 1940 Act) provided: (1) the escrowed securities are “government securities” as defined in the 1940 Act, (2) the escrowed securities are irrevocably pledged only to payment of debt service on the refunded securities, except to the extent there are amounts in excess of funds necessary for such debt service, (3) principal and interest on the escrowed securities will be sufficient to satisfy all scheduled principal, interest and any premiums on the refunded securities and a verification report prepared by a party acceptable to a nationally recognized statistical rating agency, or counsel to the holders of the refunded securities, so verifies, (4) the escrow agreement provides that the issuer of the refunded securities grants and assigns to the escrow agent, for the equal and ratable benefit of the holders of the refunded securities, an express first lien on, pledge of and perfected security interest in the escrowed securities and the interest income thereon, and (5) the escrow agent has no lien of any type with respect to the escrowed securities for payment of its fees or expenses except to the extent there are excess securities, as described in (2) above.

A portion of the dividends and distributions paid on the shares of the Fund may be treated as a preference item for purposes of the alternative minimum tax for individuals and corporations. Such treatment may cause certain investors, depending upon other aspects of their individual tax situation, to incur some federal income tax liability. In addition, corporations are subject to an alternative minimum tax which treats as a tax preference item 75% of a corporation’s adjusted current earnings. A corporation’s adjusted current earnings would include interest paid on municipal obligations and dividends paid on shares of the Fund. See “Taxes, Dividends and Distributions.”

U.S. Government securities are instruments issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. U.S. Government guarantees do not extend to the yield or value of the Fund’s portfolio securities or the Fund’s shares. Not all U.S. Government securities are backed by the full faith and credit of the United States. Some are supported only by the credit of the issuing agency.

Subsequent to its purchase by the Fund, a security may be assigned a lower rating or cease to be rated. Such an event would not require the elimination of the issue from the portfolio, but the investment adviser will consider such an event in determining whether the Fund should continue to hold the security in its portfolio.

High Yield (Junk) Debt Securities

As discussed above, the Fund may also invest up to 15% of its investable assets in below-investment grade securities rated below Baa by Moody’s and below BBB by S&P, or comparably rated by another NRSRO. Securities rated below Baa by Moody’s and below BBB by S&P are considered to have speculative characteristics. See “Description of Security Ratings” in Appendix A to the Prospectus. Such lower-rated high yield securities are commonly referred to as junk bonds. Such securities generally offer a higher current yield than those in the higher rating categories but may also involve greater price volatility and risk of loss of principal and income. See “Risk Factors Relating to Investing in Debt Securities Rated Below Investment-Grade (Junk Bonds)” below. Investors should carefully consider the relative risks associated with investments in securities which carry lower ratings and in comparable non-rated securities.

Risk Factors Relating to Investing in Debt Securities Rated Below Investment-Grade (Junk Bonds)

Fixed-income securities are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Lower rated or unrated securities (that is, high yield or high risk securities commonly referred to as junk bonds) are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates. Lower-rated and comparable unrated securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. Fluctuations in the prices of fixed-income securities may be caused by, among other things, the supply and demand for similarly rated securities. Fluctuations in the prices of portfolio securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in the Fund’s net asset value. The investment adviser considers both credit risk and market risk in making investment decisions for the Fund. The achievement of the Fund’s investment objective may be more dependent on the investment adviser’s credit analysis and rating assignment than is the case when investing in only higher quality bonds. Since lower-rated securities generally involve greater risks of loss of income and principal than higher-rated securities, investors should consider carefully the relative risks associated with investments in securities which carry lower ratings and in comparable unrated securities and understand that such securities are not generally meant for short term investing and that yields on junk bonds will fluctuate over time. Under circumstances where the Fund owns the majority of an issue, market and credit risks may be greater. Moreover, from time to time, it may be more difficult to value high-yield securities than more highly rated securities.

Under adverse economic conditions, there is a risk that highly leveraged issuers may be unable to service their debt obligations or to repay their obligations upon maturity. During an economic downturn or recession, securities of highly leveraged issuers are more likely to default than securities of higher rated issuers. In addition to the risk of default, there are the related costs of recovery on defaulted issues. In addition, the secondary market for high-yield securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities and, from time to time, it may be more difficult to value high-yield securities than more highly rated securities. Under adverse market or economic conditions, the secondary market for high-yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the investment adviser could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund’s NAV. If the investment adviser becomes involved in activities such as reorganizations of obligors of troubled investments held by the Fund, this may prevent the Fund from disposing of the securities, due to its possession of material, non-public information concerning the obligor.

Lower rated or unrated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption, the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. If the Fund experiences unexpected net redemptions, it may be forced to sell its higher rated securities, resulting in a decline in the overall credit quality of the debt portion of the Fund’s portfolio and increasing the exposure of the Fund to the risks of high-yield securities. Since investors generally perceive that there are greater risks associated with the medium to lower rated securities of the type in which the Fund may invest, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the fixed-income securities market, changes in perceptions of issuers’ creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the fixed-income securities which fluctuate in response to the general level of interest rates.

From time to time, proposals have been introduced to limit the use, or tax and other advantages, of municipal securities which, if enacted, could adversely affect the Fund’s NAV and investment practices. Such proposals could also adversely affect the secondary market for high-yield municipal securities, the financial condition of issuers of these securities and the value of outstanding high-yield municipal securities. Reevaluation of the Fund’s investment objective and structure might be necessary in the future due to market conditions which may result from future changes in state or federal law.

Purchase and Exercise of Puts

The Fund may purchase and exercise puts on Municipal Bonds and Municipal Notes. Puts give the Fund the right to sell securities held in the Fund’s portfolio at a specified exercise price on a specified date. Puts or tender options may be acquired to reduce the volatility of the market value of securities subject to puts or tender options compared to the volatility of similar securities not subject to puts or tender options. The acquisition of a put or tender option may involve an additional cost to the Fund, compared to the cost of securities with similar credit ratings, stated maturities and interest coupons but without applicable puts or tender options. Such increased cost may be paid either by way of an initial or periodic premium for the put or tender option or by way of a higher purchase price for securities to which the put or tender option is attached. In addition, there is a credit risk associated with the purchase of puts or tender options in that the issuer of the put or tender option may be unable to meet its obligation to purchase the underlying security. Accordingly, the Fund will acquire puts or tender options under the following circumstances: (1) the put or tender option is written by the issuer of the underlying security and such security is rated within the four highest quality grades as determined by Moody’s or S&P or other NRSRO; (2) the put or tender option is written by a person other than the issuer of the underlying security and such person has securities outstanding which are rated within such four highest quality grades; or (3) the put or tender option is backed by a letter of credit or similar financial guarantee issued by a person having securities outstanding which are rated within the two highest quality grades of such rating services.

Puts or tender options will be valued at an amount equal to the difference between the value of the underlying security taking the put or tender option into consideration and the value of the same or a comparable security without taking the put or tender option into consideration.

Risk Management and Return Enhancement Strategies

The Fund may also engage in various strategies, including using derivatives to seek to reduce certain risks of its investments and to attempt to enhance return, but not for speculation. The Fund, and thus its investors, may lose money through any unsuccessful use of these strategies. These strategies currently include the purchase of put or tender options on Municipal Bonds and Notes, the purchase and sale of financial futures contracts and options thereon, municipal bond index futures contracts, interest rate swaps, index swaps and total return swap agreements and options on swaps. The Fund’s ability to use these strategies may be limited by various factors, such as market conditions, regulatory limits and tax considerations, and there can be no assurance that any of these strategies will succeed. If new financial products and risk management techniques are developed, the Fund may use these new investments and techniques to the extent consistent with its investment objective and policies. As with an investment in any mutual fund, an investment in the Fund can decrease in value and you can lose money.

Futures Contracts

The Fund will engage in transactions in financial futures contracts for return enhancement and risk management purposes as well as to hedge against interest rate related fluctuations in the value of securities which are held in the Fund’s portfolio or which the Fund intends to purchase. The Fund will engage in such transactions consistent with the Fund’s investment objective. A clearing corporation associated with the commodities exchange on which a futures contract trades assumes responsibility for the completion of transactions and guarantees that open futures contracts will be closed. Although interest rate futures contracts call for actual delivery or acceptance of debt securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery.

A purchase of a futures contract (or a long futures position) means the assumption of a contractual obligation to acquire a specified quantity of the securities underlying the contract at a specified price at a specified future date. A futures contract that provides for cash settlement obligates the party to the contract to deliver to the other party to the contract cash equal to a specific dollar amount times the difference between the value of the underlying fixed-income security or index at the time of settlement or offset of the contract and the price at which the agreement is made. A futures contract that provides for physical settlement obligates the party to the contract to deliver to the other party to the contract the underlying fixed-income security in exchange for the price at which the agreement is made. Although some interest rate futures contracts call for actual delivery or acceptance of debt securities at settlement, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. A sale of a futures contract (or a short futures position) means the assumption of a contractual obligation to deliver a specified quantity of the securities underlying the contract at a specified price at a specified future date. The Fund neither pays nor receives money upon the purchase or sale of a futures contract. Instead, at the time a futures contract is purchased or sold, the Fund is required to deposit cash, or other liquid assets with a futures commission merchant or in a segregated account representing a percentage of the contract amount, called initial margin. Initial margin in futures transactions is different from margin in securities transactions in that futures contract initial margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, initial margin is in the nature of a good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Thereafter, the futures contract will be valued daily and the payment in cash of maintenance or variation margin may be required, resulting in the Fund paying or receiving cash that reflects any decline or increase in the contract’s value, a process known as marking-to-market.

Some futures contracts by their terms may call for the actual delivery or acquisition of the underlying assets and other futures contracts must be cash settled. In most cases the contractual obligation is extinguished before the expiration of the contract by buying (to offset an earlier sale) or selling (to offset an earlier purchase) an identical futures contract calling for delivery or acquisition in the same month. The purchase (or sale) of an offsetting futures contract is referred to as a closing transaction.

Futures Contracts on 10-Year Interest Rate Swaps (Swap Futures)

Swap Futures, introduced by the Chicago Board of Trade in October 2001, enable purchasers to cash settle at a future date at a price determined by the International Swaps and Derivatives Association Benchmark Rate for a 10-year U.S. dollar interest rate swap on the last day of trading, as published on the following business day by the Federal Reserve Board in its Daily Update to the H.15 Statistical Release. Swap Futures attempt to replicate the pricing of interest rate swaps.

The $100,000 par value trading units of Swap Futures represent the fixed-rate side of a 10-year interest rate swap that exchanges semi-annual fixed-rate payments at a 6% annual rate for floating-rate payments based on 3-month LIBOR. Swap Futures trade in price terms quoted in points ($1,000) and 32nds ($31.25) of the $100,000 notional par value. The contract settlement-date cycle is March, June, September and December, which is comparable to other fixed-income futures contracts.

The structure of Swap Futures blends certain characteristics of existing over-the-counter (OTC) swaps and futures products. Unlike most swaps traded in the OTC Market that are so-called ‘par’ swaps with a fixed market value trading on a rate basis, Swap Futures have fixed notional coupons and trade on a price basis. In addition, Swap Futures are constant maturity products that will not mature like OTC swaps, but rather represent a series of ten-year instruments expiring quarterly. Because Swap Futures are traded on an exchange, there is minimal counterparty or default risk, although, like all futures contracts, the Fund could experience delays and/or losses associated with the bankruptcy of a broker through which the Fund engages in futures transactions. Investing in Swap Futures is subject to the same risks of investing in futures, which are described below.

The Fund may invest in Swap Futures for hedging purposes only.

Use of Interest Rate Futures Contracts

Interest rate futures contracts will be used for bona fide hedging, risk management and return enhancement purposes.

Position Hedging.    The Fund might sell interest rate futures contracts to protect the Fund against a rise in interest rates which would be expected to decrease the value of debt securities which the Fund holds. This would be considered a bona fide hedge and, therefore, is not subject to the Fund’s commodity trading limits. See “Limitations on the Purchase and Sale of Futures Contracts and Related Options—Limitations on Purchase and Sale.” For example, if interest rates are expected to increase, the Fund might sell futures contracts on debt securities, the values of which historically have closely correlated or are expected to closely correlate to the values of the Fund’s portfolio securities. Such a sale would have an effect similar to selling an equivalent value of the Fund’s portfolio securities. If interest rates increase, the value of the Fund’s portfolio securities will decline, but the value of the futures contracts to the Fund will increase at approximately an equivalent rate thereby keeping the NAV of the Fund from declining as much as it otherwise would have. The Fund could accomplish similar results by selling debt securities with longer maturities and investing in debt securities with shorter maturities when interest rates are expected to increase. However, since the futures market may be more liquid than the cash market, the use of futures contracts as a hedging technique would allow the Fund to maintain a defensive position without having to sell portfolio securities. If in fact interest rates decline rather than rise, the value of the futures contract will fall but the value of the bonds should rise and should offset all or part of the loss. If futures contracts are used to hedge 100% of the bond position and correlate precisely with the bond positions, there should be no loss or gain with a rise (or fall) in interest rates. However, if only 50% of the bond position is hedged with futures, then the value of the remaining 50% of the bond position would be subject to change because of interest rate fluctuations. Whether the bond positions and futures contracts correlate is a significant risk factor.

Anticipatory Position Hedging.    Similarly, when it is expected that interest rates may decline and the Fund intends to acquire debt securities, the Fund might purchase interest rate futures contracts. The purchase of futures contracts for this purpose would constitute an anticipatory hedge against increases in the price of debt securities (caused by declining interest rates) which the Fund subsequently acquires and would normally qualify as a bona fide hedge not subject to the Fund’s commodity trading limits. See “Limitations on the Purchase and Sale of Futures Contracts and Related Options—Limitations on Purchase and Sale.” Since fluctuations in the value of appropriately selected futures contracts should approximate that of the debt securities that would be purchased, the Fund could take advantage of the anticipated rise in the cost of the debt securities without actually buying them. Subsequently, the Fund could make the intended purchases of the debt securities in the cash market and concurrently liquidate the futures positions.

Risk Management and Return Enhancement.    The Fund might sell interest rate futures contracts covering bonds. This has the same effect as selling bonds in the portfolio and holding cash and reduces the duration of the portfolio. (Duration measures the price sensitivity of the portfolio to interest rates. The longer the duration, the greater the impact of interest rate changes on the portfolio’s price.) Duration is described in Appendix I under “Duration.” This should lessen the risks associated with a rise in interest rates. In some circumstances, this may serve as a hedge against a loss of principal, but is usually referred to as an aspect of risk management.

The Fund might buy interest rate futures contracts covering bonds with a longer maturity than its portfolio average. This would tend to increase the duration and should increase the gain in the overall portfolio if interest rates fall. This is often referred to as risk management rather than hedging but, if it works as intended, has the effect of increasing principal value. If it does not work as intended because interest rates rise instead of fall, the loss will be greater than would otherwise have been the case. Futures contracts used for these purposes are not considered bona fide hedges and, therefore, are subject to the Fund’s Alternative Commodity Trading Limits, as defined below.

Options on Futures Contracts

The Fund may enter into options on futures contracts for certain bona fide hedging, risk management and return enhancement purposes. This includes the ability to purchase put and call options and write (that is, sell) covered put and call options on futures contracts that are traded on commodity and futures exchanges.

If the Fund purchased an option on a futures contract, it has the right but not the obligation, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call or a short position if the option is a put) at a specified exercise price at any time during the option exercise period.

Unlike purchasing an option, which is similar to purchasing insurance to protect against a possible rise or fall of security prices or currency values, the writer or seller of an option undertakes an obligation upon exercise of the option to either buy or sell the underlying futures contract at the exercise price. A writer of a call option has the obligation upon exercise to assume a short futures position and a writer of a put option has the obligation to assume a long futures position. Upon exercise of the option, the assumption of offsetting futures positions by the writer and holder of the option will be accompanied by delivery of the accumulated cash balance in the writer’s futures margin account which represents the amount by which the market price of the futures contract at exercise exceeds (in the case of a call) or is less than (in case of a put) the exercise price of the option on the futures contract. If there is no balance in the writer’s margin account, the option is “out of the money” and will not be exercised. The Fund, as the writer, has income in the amount it was paid for the option. If there is a margin balance, the Fund will have a loss in the amount of the amount of the balance less the premium it was paid for writing the option.

The Fund may only write covered put and call options on futures contracts. The Fund will be considered covered with respect to a call option it writes on a futures contract if the Fund owns the assets that are deliverable under the futures contract or an option to purchase that futures contract having a strike price equal to or less than the strike price of the covered option and having an expiration date not earlier than the expiration date of the covered option, or if it segregates and maintains for the term of the option cash or liquid assets equal to the fluctuating value of the optioned future. The Fund will be considered covered with respect to a put option it writes on a futures contract if it owns an option to sell that futures contract having a strike price equal to or greater than the strike price of the covered option, or if it segregates and maintains for the term of the option cash or liquid assets at all times equal in value to the exercise price of the put (less any initial margin deposited by the Fund with respect to such option). There is no limitation on the amount of the Fund’s assets that can be placed in the segregated account.

Use of Options on Futures Contracts

Options on interest rate futures contracts would be used for bona fide hedging, risk management and return enhancement purposes.

Position Hedging.    The Fund may purchase put options on interest rate or currency futures contracts to hedge its portfolio against the risk of a decline in the value of the debt securities it owns as a result of rising interest rates.

Anticipatory Hedging.    The Fund may also purchase call options on futures contracts as a hedge against an increase in the value of securities the Fund might intend to acquire as a result of declining interest rates.

Writing a put option on a futures contract may serve as a partial anticipatory hedge against an increase in the value of debt securities the Fund might intend to acquire. If the futures price at expiration of the option is above the exercise price, the Fund retains the full amount of the option premium which provides a partial hedge against any increase that may have occurred in the price of the debt securities the Fund intended to acquire. If the market price of the underlying futures contract is below the exercise price when the option is exercised, the Fund would incur a loss, which may be wholly or partially offset by the decrease in the value of the securities the Fund might intend to acquire.

Whether options on interest rate futures contracts are subject to or exempt from the Fund’s Alternative Commodity Trading Limits, as defined below, depends on whether the purpose of the options constitutes a bona fide hedge. See “Limitations on the Purchase and Sale of Futures Contracts and Related Options—Limitations on Purchase and Sale.”

Risk Management and Return Enhancement.    Writing a put option that does not relate to securities the Fund intends to acquire would be a return enhancement strategy which would result in a loss if interest rates rise.

Similarly, writing a covered call option on a futures contract is also a return enhancement strategy. If the market price of the underlying futures contract at expiration of a written call option is below the exercise price, the Fund would retain the full amount of the option premium increasing the income of the Fund. If the futures price when the option is exercised is above the exercise price, however, the Fund would sell the underlying securities which was the cover for the contract and incur a gain or loss depending on the cost basis for the underlying assets.

Writing a covered call option, as in any return enhancement strategy, can also be considered a partial hedge against a decrease in the value of a Fund’s portfolio securities. The amount of the premium received acts as a partial hedge against any decline that may have occurred in the Fund’s debt securities.

There can be no assurance that the Fund’s use of futures contracts and related options will be successful and the Fund may incur losses in connection with its purchase and sale of futures contracts and related options.

The writer of an option retains the amount of the premium, although this amount may be offset or exceeded, in the case of a covered call option, by an increase and, in the case of a covered put option, by a decline, in the market value of the underlying security during the option period.

Limitations on the Purchase and Sale of Futures Contracts and Related Options

Limitations on Purchase and Sale.    The Fund intends to limit its futures-related investment activity so that, other than with respect to bona fide hedging activity (as defined in Commodity Futures Trading Commission (CFTC) Rule 1.3(z)):

(i)	the aggregate initial margin and premiums paid to establish commodity futures and commodity option contract positions (determined at the time the most recent position was established) does not exceed 5% of the liquidation value of the Fund’s portfolio, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into (provided that, in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating such 5% limitation) or

(ii)	the aggregate net “notional value” (i.e., the size of a commodity futures or commodity option contract in contract units (taking into account any multiplier specified in the contract), multiplied by the current market price (for a futures contract) or strike price (for an option contract) of each such unit) of all non-hedge commodity futures and commodity option contracts that the Fund has entered into (determined at the time the most recent position was established) does not exceed the liquidation value of the Fund’s portfolio, after taking into account unrealized profits and unrealized losses on any such contracts that the Fund has entered into.

No Commodity Pool Operator Registration or Regulation.    The Fund is operated by a person who has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) and therefore, is not subject to registration or regulation as a pool operator under the CEA.

Segregation Requirements.    To the extent the Fund enters into futures contracts, it is required by the Commission to maintain a segregated asset account sufficient to cover the Fund’s obligations with respect to such futures contracts, which will consist of cash or other liquid assets from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial margin deposited by the Fund with respect to such futures contracts. Offsetting the contract by another identical contract eliminates the segregation requirement.

With respect to long positions assumed by the Fund, the Fund will segregate an amount of cash or other liquid assets so that the amount so segregated plus the amount of initial and variation margin held in the account of its broker equals the market value of the futures contracts, and thereby insures that the use of futures contracts is unleveraged. The Fund will continue to invest at least 80% of its investable assets in Municipal Bonds and Municipal Notes except in certain circumstances. The Fund may not enter into futures contracts if, immediately thereafter, the sum of the amount of initial and net cumulative variation margin on outstanding futures contracts, together with premiums paid on options thereon, would exceed 20% of the investable assets of the Fund. With respect to options on futures, there are no segregation requirements for options that are purchased and owned by the Fund. However, written options, since they involve potential obligations of the Fund, may require segregation of Fund assets as described above under “Options on Futures Contracts.”

Swap Transactions

The Fund may enter into swap transactions, including interest rate, index and total return swap agreements. In addition, the Fund may enter into options on swap agreements (swap options). These swap transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return. Investments in total return, index swaps and swap options are limited to 15% of the Fund’s investable assets.

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” that is, the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index or other investments or instruments.

Most swap agreements entered into by the Fund would calculate the obligations of the parties to the agreement on a “net basis.” Consequently, the Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of liquid assets.

To the extent that the Fund enters into swaps on other than a net basis, the amount maintained in a segregated account will be the full amount of the Fund’s obligations, if any, with respect to such swaps, accrued on a daily basis. Inasmuch as segregated accounts are established for these hedging transactions, the investment adviser and the Fund believe such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to its borrowing restrictions. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreement related to the transaction. Since swaps are individually negotiated, the Fund expects to achieve an acceptable degree of correlation between its rights to receive a return on its portfolio securities and its rights and obligations to receive and pay a return pursuant to swaps. The Fund will enter into swaps only with parties meeting creditworthiness standards approved by the Fund’s Board of Directors. The investment adviser will monitor the creditworthiness of such parties under the supervision of the Board of Directors.

For purposes of applying the Fund’s investment policies and restrictions (as stated in the Prospectus and SAI) swap agreements are generally valued by a series at market value. The manner in which certain securities or other instruments are valued by the Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Whether the Fund’s use of swap agreements or swap options will be successful in furthering its investment objective will depend on the investment adviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

The Fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Fund’s repurchase agreement guidelines). Certain restrictions on the Fund by the Internal Revenue Code may limit the Fund’s ability to use swap agreements. It is possible that developments in the swap market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Depending on the terms of the particular option agreement, the Fund will generally incur a greater degree of risk when it writes a swap option then it will incur when it purchases a swap option. When the Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the Fund writes a swap option, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

Certain swap agreements are exempt from most provisions of the CEA and, therefore, are not regulated as futures or commodity option transactions under CEA, pursuant to regulations approved by the CFTC. To qualify for this exemption, a swap agreement must be entered into by “eligible contract participants,” which includes the following, provided the participants’ total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, the swap agreement must be subject to individual negotiation by the parties and not be executed or transacted on a trading facility.

Interest Rate Swap Transactions.    The Fund may enter into interest rate swaps. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund may enter into interest rate swaps for credit enhancement or to hedge its portfolio.

The Fund may enter into interest rate swaps traded on an exchange or in the over-the-counter market. Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the other party to an interest rate swap defaults, the Fund’s risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive. The use of interest rate swaps is a highly speculative activity which involves investment techniques and risks different from those associated with ordinary portfolio transactions. If the investment adviser is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared to what it would have been if this investment technique was never used.

The Fund may enter into interest rate swaps as a hedge against changes in the interest rate of a security in its portfolio or that of a security the Fund anticipates buying. If the Fund purchases an interest rate swap to hedge against a change in an interest rate of a security the Fund anticipates buying, and such interest rate changes unfavorably for the Fund, then the Fund may determine not to invest in the securities as planned and will realize a loss on the interest rate swap that is not offset by a change in the interest rates or the price of the securities.

The Fund may enter into interest rate swap transactions (including interest rate swaps with embedded options) on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities.

Total Return & Index Swaps.    The Fund may enter into total return and index swaps. Total return and index swaps are used as substitutes for owning the physical securities that comprise a given market index, or to obtain non-leveraged exposure in markets where no physical securities are available such as an interest rate index. Total return refers to the payment (or receipt) of an index’s total return, which is then exchanged for the receipt (or payment) of a floating interest rate. Total return swaps provide the Fund with the additional flexibility of gaining exposure to a market or sector index by using the most cost-effective vehicle available. For example, the Fund can gain exposure to the broad mortgage sector by entering into a swap agreement, whereby the Fund receives the total return of the Lehman Brothers Mortgage Index in exchange for a short-term floating interest rate, such as the three month LIBOR. This is fundamentally identical to purchasing the underlying securities that comprise the index, which requires an investor to pay cash, thereby surrendering the short-term interest rate to be earned from cash holdings, in order to receive the return of the index. Total return swaps provide the Fund with the opportunity to actively manage the cash maintained by the Fund as a result of not having to purchase securities to replicate a given index. Similar to interest rate swaps, the cash backing total return swaps is actively managed to earn a premium in excess of the floating rate paid on the swap.

Swap Option Agreements.    A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Fund may write (sell) and purchase put and call swap options.

For additional risks related to Swap Transactions, see “Risks of Hedging and Return Enhancement Strategies”.

Risks of Hedging and Return Enhancement Strategies

Participation in the swaps, options or futures markets involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. The Fund, and thus its investors, may lose money through the unsuccessful use of these strategies. If the investment adviser’s predictions of movements in the direction of the securities and interest rate markets are inaccurate, the adverse consequences to the Fund may leave the Fund in a worse position than if such strategies were not used. Risks inherent in the use of swaps, options, futures contracts, options on futures contracts and options on swaps include (but are not limited to) (1) dependence on the investment adviser’s ability to predict correctly movements in the direction of interest rates and securities prices (2) imperfect correlation between the price of swaps, options and futures contracts and options thereon and movements in the prices of the securities or currencies being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time and (5) the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for the fund to sell a portfolio security at a disadvantageous time, due to the need for the Fund to maintain cover or to segregate securities in connection with hedging transactions. See “Swap Transactions” for additional risks associated with swap transactions.

The Fund may sell a futures contract to protect against the decline in the value of securities held by the Fund. However, it is possible that the futures market may advance and the value of securities held in the Fund’s portfolio may decline. If this were to occur, the Fund would lose money on the futures contracts and also experience a decline in value in its portfolio securities.

If the Fund purchases a futures contract to hedge against the increase in value of securities it intends to buy, and the value of such securities decreases, then the Fund may determine not to invest in the securities as planned and will realize a loss on the futures contract that is not offset by a reduction in the price of the securities.

There is a risk that the prices of securities subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash prices of the Fund’s portfolio securities. Another such risk is that prices of futures contracts may not move in tandem with the changes in prevailing interest rates against which the Fund seeks a hedge.

A correlation may also be distorted by the fact that the futures market is dominated by short-term traders seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds. Such distortions are generally minor and would diminish as the contract approached maturity.

There may exist an imperfect correlation between the price movements of futures contracts purchased by the Fund and the movements in the prices of the securities (or currencies) which are the subject of a hedge. If participants in the futures market elect to close out their contracts through offsetting transactions rather than meet margin deposit requirements, distortions in the normal relationships between the debt securities (or currencies) and futures market could result. Price distortions could also result if investors in futures contracts elect to make or take delivery of underlying securities rather than engage in closing transactions due to the resultant reduction in the liquidity of the futures market. In addition, due to the fact that, from the point of view of speculators, the deposit requirement in the futures markets are less onerous than margin requirements in the cash market, increased participation by speculators in the futures markets could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities (or currencies) and movements in the prices of futures contracts, a correct forecast of interest rate trends by the investment adviser may still not result in a successful hedging transaction.

The risk of imperfect correlation increases as the composition of the Fund’s securities portfolio diverges from the securities that are the subject of the futures contract, for example, those included in the municipal index. Because the change in price of the futures contract may be more or less than the change in prices of the underlying securities, even a correct forecast of interest rate changes may not result in a successful hedging transaction.

Pursuant to the requirements of the CEA, all futures contract and options thereon must be traded on an exchange. The Fund intends to purchase and sell futures contracts only on exchanges where there appears to be a market in such futures sufficiently active to accommodate the volume of its trading activity. The Fund’s ability to establish and close out positions in futures contracts and options on futures contracts would be impacted by the liquidity of these exchanges. Although the Fund generally would purchase or sell only those futures contracts and options thereon for which there appeared to be a liquid market, there is no assurance that a liquid market on an exchange will exist for any particular futures contract or option at any particular time. In the event no liquid market exists for a particular futures contract or option thereon in which the Fund maintains a position, it would not be possible to effect a closing transaction in that contract or to do so at a satisfactory price and the Fund would have to either make or take delivery under the futures contract or, in the case of a written call option, wait to sell underlying securities until the option expired or was exercised or, in the case or a purchased option, exercise the option and comply with the margin requirements for the underlying futures contract to realize any profit. In the case of a futures contract or an option on a futures contract which the Fund had written and which the Fund was unable to close, the Fund would be required to maintain margin deposits on the futures contract or option and to make variation margin payments until the contract was closed. In the event futures contracts have been sold to hedge portfolio securities, such securities will not be sold until the offsetting futures contracts can be executed. Similarly, in the event futures have been bought to hedge anticipated securities purchases, such purchases will not be executed until the offsetting futures contracts can be sold.

Successful use of futures contracts by the Fund is subject to, among other things, the ability of the Fund’s investment adviser to predict correctly movements in the direction of interest rates and other factors affecting markets for securities. For example, if the Fund has hedged against the possibility of an increase in interest rates which would adversely affect the price of securities in its portfolio and the price of such securities increases instead, the Fund will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash to meet daily variation margin requirements, it may have to sell securities to meet such requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it is disadvantageous to do so.

Exchanges on which futures and related options trade may impose limits on the positions that the Fund may take in certain circumstances. In addition, the hours of trading of financial futures contracts and options thereon may not conform to the hours during which the Fund may trade the underlying securities. To the extent the futures markets close before the securities markets, significant price and rate movements can take place in the securities markets that cannot be reflected in the futures markets.

If the Fund maintains a short position in a futures contract, it will cover this position by segregating cash or liquid assets equal in value (when added to any initial or variation margin on deposit) to the market value of the securities underlying the futures contract. Such a position may also be covered by an offsetting position such as owning the securities underlying the futures contract, or by holding a call option permitting the Fund to purchase the same contract at a price no higher than the price at which the short position was established. If the Fund holds a long position in a futures contract, it will segregate cash or liquid assets equal to the purchase price of the contract (less the amount of initial or variation margin on deposit). Alternatively, the Fund could cover its long position with an offsetting position such as by purchasing a put option on the same futures contract with an exercise price as high or higher than the price of the contract held by the Fund.

Exchanges limit the amount by which the price of a futures contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin on open futures positions. In such situations, if the Fund has insufficient cash, it may be disadvantageous to do so. In addition, the Fund may be required to take or make delivery of the instruments underlying futures contracts it holds at a time when it is disadvantageous to do so. The ability to close out options and futures positions could also have and adverse impact on the Fund’s ability to hedge effectively its portfolio.

In the event of the bankruptcy of a broker through which the Fund engages in transactions in futures or options thereon, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. Transactions are entered into by the Fund only with brokers or financial institutions deemed creditworthy by the investment adviser.

Risks of Transactions in Options on Futures Contracts.    In addition to the risks which apply to all options transactions, there are several special risks relating to options on futures contracts. The ability to establish and close out positions on such options will be subject to the maintenance of a liquid secondary market. Compared to the purchase or sale of futures contracts, the purchase of put options on futures contracts involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a put option on a futures contract would result in a loss to the Fund when the sale of a futures contract would not result in a loss such as when there is no movement in the price of the debt or index underlying the futures contract. An option position may be closed out only on an exchange which provides a market for an option of the same series. As described above, although the Fund generally will purchase only those options for which there appears to be an active market, there is no assurance that a liquid market on an exchange will exist for any particular option, or at any particular time, and for some options, no market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the sale of underlying securities pursuant to the exercise of put options. If the Fund writes an option that is covered by segregated assets that are not the securities the subject of the option transaction, the Fund assumes the risk of loss in the amount by which the aggregate market price of the securities exceeds the aggregate exercise price of the option.

Reasons for the absence of a liquid market on an exchange include the following: (1) there may be insufficient trading interest in certain options; (2) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (3) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (4) unusual or unforeseen circumstances may interrupt normal operations on an exchange; ((5) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (6) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the market on that exchange in options (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange could continue to be exercisable in accordance with their terms.

There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of the Options Clearing Corporation inadequate, and thereby result in the institution by an exchange of special procedures which may, at times, interfere with the timely execution of customers’ orders.

Floating Rate and Variable Rate Municipal Bonds; Inverse and Secondary Inverse Floaters

The Fund may invest in floating rate and variable rate securities, including participation interests therein. The Fund may invest in inverse floaters and secondary inverse floaters. Floating rate securities normally have a rate of interest which is set as a specific percentage of a designated base rate, such as the rate on Treasury Bonds or Bills. The interest rate on floating rate securities changes whenever there is a change in the designated base interest rate. Variable rate securities provide for a specific periodic adjustment in the interest rate based on prevailing market rates and generally would allow the Fund to demand payment of the obligation on short notice at par plus accrued interest, which amount may be more or less than the amount the Fund paid for them. Some floating rate and variable rate securities typically have maturities longer than 397 calendar days but afford the holder the right to demand payment at dates earlier than the final maturity date. Such “long term” floating rate and variable rate securities will be treated as having maturities equal to the demand date or the period of adjustment of the interest rate whichever date is longer.

An inverse floater is a debt instrument with a floating or variable interest rate that moves in the opposite direction of the interest rate on another security or the value of an index. A secondary inverse floater is an asset-backed security, generally evidenced by a trust or custodial receipt, the interest rate on which moves in the opposite direction of the interest rate on another security or the value of an index. Changes in the interest rate on the other security or index inversely affect the residual interest rate paid on such instruments. Generally, income from inverse floating rate bonds will decrease when short-term interest rates increase, and will increase when short-term interest rates decrease. Such securities have the effect of providing a degree of investment leverage, since they may increase or decrease in value in response to changes, as an illustration, in market interest rates at a rate that is a multiple (typically two) of the rate at which fixed-rate, long-term, tax-exempt securities increase or decrease in response to such changes. As a result, the market values of such securities generally will be more volatile than the market values of fixed-rate tax-exempt securities. To seek to limit the volatility of these securities, the Fund may, but is not required to, purchase inverse floating obligations with shorter-term maturities or which contain limitations on the extent to which the interest rate may vary. Inverse floaters represent a flexible portfolio management instrument that allows us to vary the degree of investment leverage relatively efficiently under different market conditions.

The Fund may invest in participation interests in variable rate tax-exempt securities (such as certain IDBs) owned by banks. A participation interest gives the Fund an undivided interest in the tax-exempt security in the proportion that the Fund’s participation interest bears to the total principal amount of the tax-exempt security and generally provides that the holder may demand repurchase within one to seven days. Participation interests frequently are backed by an irrevocable letter of credit or guarantee of a bank that the investment adviser under the supervision of the Directors has determined meets the prescribed quality standards for the Fund. The Fund generally has the right to sell the instrument back to the bank and draw on the letter of credit on demand, on seven days’ notice, for all or any part of the Fund’s participation interest in the par value of the tax-exempt security, plus accrued interest. The Fund intends to exercise the demand under the letter of credit only (1) upon a default under the terms of the documents of the tax-exempt security, (2) as needed to provide liquidity in order to meet redemptions or (3) to maintain a high quality investment portfolio. Banks will retain a service and letter of credit fee and a fee for issuing repurchase commitments in an amount equal to the excess of the interest paid by the issuer on the tax-exempt securities over the negotiated yield at which the instruments were purchased from the bank by the Fund. The investment adviser will monitor the pricing, quality and liquidity of the variable rate demand instruments held by the Fund, including the IDB’s supported by bank letters of credit or guarantees, on the basis of published financial information, reports of rating agencies and other bank analytical services to which the investment adviser may subscribe. Participation interests will be purchased only if, in the opinion of counsel, interest income on such interests will be tax-exempt when distributed as dividends to shareholders.

When-Issued and Delayed-Delivery Securities

From time to time, in the ordinary course of business, the Fund may purchase or sell securities on a when-issued or delayed-delivery basis, that is, delivery and payment can take place a month or more after the date of the transaction. The purchase price and the interest rate payable on the securities are fixed on the transaction date. The securities so purchased are subject to market fluctuation, and no interest accrues to the Fund until delivery and payment take place. At the time the Fund makes the commitment to purchase securities on a when-issued or delayed-delivery basis, it will record the transaction and thereafter reflect the value of such securities in determining its NAV each day. This value may fluctuate from day to day in the same manner as values of securities otherwise held by the Fund. The Fund will segregate cash or other liquid assets, marked-to-market daily, having a value equal to or greater than such commitments. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio security, incur a gain or loss due to market fluctuations. At the time of delivery of the securities, the value may be more or less than the purchase price, and an increase in the percentage of the Fund’s assets committed to the purchase of securities on a when-issued or delayed-delivery basis may increase the volatility of the Fund’s net asset value.

Insurance

The Fund may purchase insured municipal obligations. Insured municipal obligations may be insured either (i) under a new issue insurance policy obtained by the issuer or underwriter of a bond or note or (ii) under a secondary market insurance policy on a particular bond or note purchased either by the Fund or a previous bondholder or noteholder. The Fund may purchase secondary market insurance on securities. Secondary market insurance would be reflected in the market value of the security purchased and may enable the Fund to dispose of a defaulted obligation at a price similar to that of comparable securities which are not in default.

Insurance is not a substitute for the basic credit of an issuer, but supplements the existing credit and provides additional security therefor. While insurance coverage for the securities held by the Fund reduces credit risk by providing that the insurance company will make timely payment of principal and interest if the issuer defaults on its obligation to make such payment, it does not afford protection against fluctuation in the price, that is, the market value, of the securities caused by changes in interest rates and other factors, nor in turn against fluctuations in the NAV of the shares of the Fund. The ratings of insured municipal obligations depend, in substantial part, on the creditworthiness of the insurer; thus their value will fluctuate largely on the basis of factors relating to the insurer’s ability to satisfy its obligations, as well as on market factors generally. New issue insurance is obtained by the issuer or underwriter upon issuance of a bond or note, and the insurance premiums are reflected in the price of such bond or note. Insurance premiums with respect to secondary insurance may, on the other hand, be paid by the Fund. Premiums paid for secondary market insurance will be treated as capital costs, increasing the cost basis of the investment and thereby reducing the effective yield of the investment.

Municipal Lease Obligations

The Fund may invest in municipal lease obligations. A municipal lease obligation is a municipal security the interest on and principal of which is payable out of lease payments made by the party leasing the facilities financed by the issue. Typically, municipal lease obligations are issued by a state or municipal financing authority to provide funds for the construction of facilities (for example, schools, dormitories, office buildings or prisons) or the acquisition of equipment. The facilities are typically used by the state or municipality pursuant to a lease with a financing authority. Certain municipal lease obligations may trade infrequently. Accordingly, the investment adviser will monitor the liquidity of municipal lease obligations under the supervision of the Board. See “Illiquid Securities” below.

In addition to the risks relating to municipal obligations, municipal lease obligations also expose the Fund to abatement risk. Abatement risk is the risk that the entity leasing the equipment or facility will not be required to make lease payments because it does not have full use and possession of the equipment or facility.

Obtaining Securities Ratings

The Fund may obtain a rating for unrated securities that the Fund owns if, in the investment adviser’s judgment, liquidity or pricing of the security would be improved if the security was rated. Ratings will be obtained only from an NRSRO. Assets of the Fund may be used to pay an NRSRO in connection with obtaining such ratings. The Fund may use up to 5% of its assets to obtain ratings for unrated securities that it owns.

Illiquid Securities

The Fund may not hold more than 15% of its net assets in illiquid securities. If the Fund were to exceed this limit, the investment adviser would take prompt action to reduce the Fund’s holdings in illiquid securities to no more than 15% of its net assets, as required by applicable law. Illiquid securities include repurchase agreements which have a maturity of longer than seven days or other illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market, such as certain securities subject to contractual restrictions on resale (restricted securities). The Subadviser (as defined below) will monitor the liquidity of such restricted securities under the supervision of the Directors. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the Securities Act), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placement or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

A large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities, convertible securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

Rule 144A under the Securities Act allows for an institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a “safe harbor” from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The Fund’s investment in Rule 144A securities could have the effect of increasing illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing Rule 144A securities.

Securities of financially and operationally troubled obligors (distressed securities) are less liquid and more volatile than securities of companies not experiencing financial difficulties. The Fund might have to sell portfolio securities at a disadvantageous time or at a disadvantageous price in order to maintain no more than 15% of its net assets in illiquid securities.

Municipal lease obligations and certain other securities for which there is a readily available market will not be considered illiquid for purposes of the Fund’s 15% limitation on illiquid securities only when deemed liquid under procedures established by the Directors. In reaching liquidity decisions, the investment adviser will consider, inter alia, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). With respect to municipal lease obligations, the investment adviser also considers: (1) the willingness of the municipality to continue, annually or biannually, to appropriate funds for payment of the lease; (2) the general credit quality of the municipality and the essentiality to the municipality of the property covered by the lease; (3) in the case of unrated municipal lease obligations, an analysis of factors similar to that performed by NRSROs in evaluating the credit quality of a municipal lease obligation, including (a) whether the lease can be cancelled; (b) if applicable, what assurance there is that the assets represented by the lease can be sold; (c) the strength of the lessee’s general credit (for example, its debt, administrative, economic and financial characteristics); (d) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (for example, the potential for an event of nonappropriation); (e) the legal recourse in the event of failure to appropriate; and (4) any other factors unique to municipal lease obligations as determined by the investment adviser.

Municipal Asset-Backed Securities

The Fund may invest in municipal asset-backed securities. A municipal asset-backed security is a debt or equity interest in a trust, special purpose corporation or other pass-through structure, the interest or income on which generally is eligible for exclusion from federal income taxation based upon the income from an underlying municipal bond or pool of municipal bonds.

Zero Coupon Municipal Bonds

The Fund may invest in zero coupon municipal bonds. Zero coupon municipal bonds do not pay current interest but are purchased at a discount from their face values. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Upon maturity, the holder is entitled to receive the par value of the security. Zero coupon municipal bonds do not require the periodic payment of interest. The effect of owning instruments which do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to invest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates the holder’s ability to reinvest at higher rates in the future. For this reason, some of these securities may be subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities which pay interest currently, which fluctuation increases the longer the period to maturity. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash. Because the Fund accrues income which may not be represented by cash, the Fund may be required to sell other securities in order to satisfy the distribution requirements applicable to the Fund.

In addition to the above described risks, there are certain other risks related to investing in zero coupon securities. These securities generally are more sensitive to movements in interest rates and are less liquid than comparably rated securities paying cash interest at regular intervals. Consequently, such securities may be subject to greater fluctuation in value. During a period of severe market conditions, the market for such securities becomes even less liquid. In addition, as these securities do not pay cash interest, the Fund’s investment exposure to these securities and their risks, including credit risk, will increase during the time these securities are held in the Fund’s portfolio.

Securities of Other Investment Companies

The Fund may invest up to 10% of its total assets in securities of other non-affiliated investment companies, subject to any other limitations in its investment restrictions. If the Fund does invest in securities of other investment companies, shareholders of the Fund may be subject to duplicate management and advisory fees. In addition, the Fund may purchase shares of affiliated investment companies in amounts up to 25% of its total assets.

Lending of Securities

Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities to brokers, dealers and financial institutions, provided that outstanding loans do not exceed in the aggregate 33% of the value of the Fund’s total assets and provided that such loans are callable at any time by the Fund and are at all times secured by cash or other liquid assets or an irrevocable letter of credit in favor of the Fund equal to at least 100% of the market value, determined daily of the loaned securities. The advantage of such loans is that the Fund continues to receive payments in lieu of the interest and dividends on the loaned securities, while at the same time earning interest either directly from the borrower or on the collateral which will be invested in short-term obligations.

A loan may be terminated by the Fund at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit , there are risks of delay in recovery and in some cases loss of rights in the collateral should the borrower of the securities fall financially. However, these loans of portfolio securities will only be made to firms determined to be creditworthy pursuant to procedures approved by the Board of Directors. On termination of the loan, the borrower is required to return the securities to the Fund, and any gain or loss in the market price during the loan would inure to the series.

Since voting or consent rights that accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Fund’s investment in the securities that are the subject of the loan. The Fund will pay reasonable finders’, administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.

Borrowing

The Fund may borrow through forward rolls, dollar rolls or through reverse repurchase agreements, and also to take advantage of investment opportunities. If the Fund’s asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell portfolio securities to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. The Fund will not purchase portfolio securities when borrowings exceed 5% of the value of its total assets, unless this policy is changed by the Board of Directors.

Borrowing for investment purposes is generally known as “leveraging.” If the Fund borrows to invest in securities, any investment gains made on the securities in excess of interest paid on the borrowing will cause the net asset value of the shares to rise faster than would otherwise be the case. On the other hand, if the investment performance of the additional securities purchased fails to cover their cost (including any interest paid on the money borrowed) to the Fund, the net asset value of the Fund’s shares will decrease faster than would otherwise be the case. This is the speculative factor known as “leverage.” Money borrowed for leveraging will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased and may exceed the income from the securities purchased. In addition, the Fund may be required to maintain minimum average balances in connection with such borrowing or pay a commitment fee to maintain a line of credit which would increase the cost of borrowing over the stated interest rate.

(d)  Temporary Defensive Strategy and Short-Term Investments

As described above, in response to adverse market, economic or political conditions, or for liquidity purposes, pending investment in municipal bonds, the Fund may take a temporary defensive position and invest up to 100% of the Fund’s assets in Municipal Notes. Investing heavily in these securities is not consistent with the Fund’s investment objective and limits the Fund’s ability to achieve its investment objective of a high level of current income exempt from federal income taxes, but can help to preserve the Fund’s assets.

Segregated Assets

When the Fund is required to segregate assets in connection with certain portfolio transactions, it will maintain cash or liquid assets in a segregated account. “Liquid assets” means cash, U.S. Government securities, equity securities (including foreign securities), debt obligations or other liquid, unencumbered assets, marked-to-market daily. Such transactions may involve, among other transactions, when-issued and delayed-delivery securities, futures contracts, written options and options on futures contracts (unless otherwise covered). If collateralized or otherwise covered, in accordance with Commission guidelines, these will not be deemed to be senior securities.

(e)  Portfolio Turnover

Portfolio transactions will be undertaken principally to accomplish the objective of the Fund in relation to anticipated movements in the general level of interest rates but the Fund may also engage in short-term trading consistent with its objective. Securities may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates) and later sold. In addition, a security may be sold and another purchased at approximately the same time to take advantage of what the investment adviser believes to be a temporary disparity in the normal yield relationship between the two securities. Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, due to such factors as changes in the overall demand for or supply of various types of tax-exempt securities or changes in the investment objectives of investors.

A change in securities held by the Fund is known as portfolio turnover and may involve the payment by the Fund of dealer mark-ups or underwriting commissions, and other transaction costs, on the sale of securities, as well as on the reinvestment of the proceeds in other securities. Portfolio turnover rate for a fiscal year is the ratio of the lesser of purchases or sales of portfolio securities to the monthly average of the value of portfolio securities—excluding securities whose maturities at acquisition were one year or less. A 100% turnover rate would occur, for example, if all of the securities held in a Fund’s portfolio were sold and replaced within one year. In addition, high portfolio turnover may also mean that a proportionately greater amount of distributions to interest holders will be taxed as ordinary income rather than long-term capital gains compared to investment companies with lower portfolio turnover. For fiscal years ended December 31, 2004 and December 31, 2003, the portfolio turnover rates for the Fund were 49% and 157%, respectively. The portfolio turnover rate for the fiscal year ending December 31, 2003 was due to the Fund’s need to realign its positions, with respect to its peer group and or benchmark which came as a result of opportunities in the market place. In addition, the Fund’s Subadviser restructured the portfolio to be in line with the Subadviser’s outlook of the market place for the next several quarters. The Fund’s portfolio turnover rate will not be a limiting factor when the Fund deems it desirable to sell or purchase securities. See “Brokerage Allocation and Other Practices” and “Taxes, Dividends and Distributions” below.

INVESTMENT RESTRICTIONS

The Fund has adopted the restrictions listed below as fundamental policies. Under the 1940 Act, a fundamental policy is one which cannot be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities. A “majority of the Fund’s outstanding voting securities,” when used in this SAI, means the lesser of (1) 67% of the voting shares represented at a meeting at which more than 50% of the outstanding voting shares are present in person or represented by proxy or (2) more than 50% of the outstanding voting shares.

The Fund may not:

1.  Purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the 1940 Act, and the rules and regulations promulgated thereunder, as each may be amended from time to time, except to the extent that the Fund may be permitted to do so by exemptive order, SEC release, no-action letter or similar relief or interpretations (collectively, the 1940 Act Laws, Interpretations and Exemptions).

2.  Issue senior securities or borrow money or pledge its assets, except as permitted by the 1940 Act Laws, Interpretations and Exemptions. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, reverse repurchase agreements, dollar rolls, short sales, derivative and hedging transactions such as interest rate swap transactions, and collateral arrangements with respect thereto, and transactions similar to any of the foregoing and collateral arrangements with respect thereto, and obligations of the Fund to Directors pursuant to deferred compensation arrangements are not deemed to be a pledge of assets or the issuance of a senior security.

3.  Buy or sell real estate, except that investment in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported or secured by interests in real estate are not subject to this limitation, and except that the Fund may exercise rights relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

4.  Buy or sell physical commodities or contracts involving physical commodities. The Fund may purchase and sell (i) derivative, hedging and similar instruments such as financial futures contracts and options thereon, and (ii) securities or instruments backed by, or the return from which is linked to, physical commodities or currencies, such as forward currency exchange contracts, and the Fund may exercise rights relating to such instruments, including the right to enforce security interests and to hold physical commodities and contracts involving physical commodities acquired as a result of the Fund’s ownership of instruments supported or secured thereby until they can be liquidated in an orderly manner.

5.  Engage in the indemnity of securities or purchase any securities as to which registration under the Securities Act of 1933 would be required for a sale of such securities to the public.

6.  Invest more than 25% of the value of its total assets in securities whose issuers are located in any one state, except for temporary defensive purposes.

7. The Fund may make loans, including loans of assets of the Fund, repurchase agreements, trade claims, loan participations or similar investments, or as permitted by the 1940 Act Laws, Interpretations and Exemptions. The acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers’ acceptances or instruments similar to any of the foregoing will not be considered the making of a loan, and is permitted if consistent with the Fund’s investment objective.

For purposes of Investment Restriction 1, the Fund will currently not purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if as a result, with respect to 75% of the Fund’s total assets, (i) more than 5% of the Fund’s total assets (determined at the time of investment) would be invested in securities of a single issuer and (ii) the Fund would own more than 10% of the outstanding voting securities of any single issuer.

For purposes of Investment Restriction 2, under the 1940 Act, the Fund can borrow money from a bank provided that immediately after such borrowing there is asset coverage of at least 300% for all borrowings. If the asset coverage falls below 300%, the Fund must, within three business days, reduce the amount of its borrowings to satisfy the 300% requirement.

For purposes of Investment Restriction 7, the Fund will currently lend up to 33 1/3% of the value of its total assets.

Whenever any fundamental investment policy or investment restriction states a maximum percentage of the Fund’s assets, it is intended that, if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total asset values will not be considered a violation of such policy. However, if the Fund’s asset coverage for borrowings permitted by Investment Restriction 2 falls below 300%, the Fund will take prompt action to reduce its borrowings, as required by the 1940 Act Laws, Interpretations and Exemptions.

Although not fundamental, the Fund has the following additional investment restrictions:

The Fund may not:

1.  Purchase securities of other investment companies, except in the open market involving any customary brokerage commissions and as a result of which not more than 10% of its total assets (determined at the time of investment) would be invested in such securities or except in connection with a merger, consolidation, reorganization or acquisition of assets. In addition, the Fund may invest up to 25% of its total assets in shares of an affiliated mutual fund.

2.  Invest for the purpose of exercising control or management of another company.

3.  Purchase industrial revenue bonds if, as a result of such purchase, more than 5% of total Fund assets would be invested in industrial revenue bonds where payment of principal and interest are the responsibility of companies with less than three years of operating history.

MANAGEMENT OF THE FUND

Information pertaining to the Directors of the Fund is set forth below. Directors who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act are referred to as “Independent Directors.” Directors who are deemed to be “interested persons” of the Fund are referred to as “Interested Directors.” “Fund Complex”† consists of the Fund and any other investment companies managed by Prudential Investments LLC (the Manager or PI).

Independent Directors

Name, Address** and Age	Position with Fund	Term of Office *** and Length of Time Served	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by the Director****
Linda W. Bynoe (52)	Director	Since 2005	President and Chief Executive Officer (since March 1995) of Telemat Ltd.; formerly Vice President at Morgan Stanley & Co.	91	Director of Dynegy Inc. (since September 2002) and Simon Property Group, Inc. (since May 2003).

David E. A. Carson (70)	Director	Since 2003	Director (January 2000-May 2000), Chairman (January 1999-December 1999), Chairman and Chief Executive Officer (January 1998-December 1998) and President, Chairman and Chief Executive Officer of People’s Bank (1983-1997).	92	Director of United Illuminating and UIL Holdings, (utility company), since 1993.

Robert E. La Blanc (70)	Director	Since 2003	President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications); formerly General Partner at Salomon Brothers and Vice-Chairman of Continental Telecom; Trustee of Manhattan College.	92	Director of Chartered Semiconductor Manufacturing, Ltd. (since 1998); Titan Corporation (electronics) (since 1995); Computer Associates International, Inc. (since 2002) (software company); FiberNet Telecom Group, Inc. (since 2003) (telecom company); Director (since April 1999) of the High Yield Plus Fund, Inc.

Douglas H. McCorkindale (65)	Director	Since 2003	Chairman (since February 2001), Chief Executive Officer (since June 2000) and President (since September 1997) of Gannett Co. Inc. (publishing and media); formerly Vice Chairman (March 1984-May 2000) of Gannett Co. Inc.	92	Director of Gannett Co., Inc.; Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (since May 2001) (aerospace and defense); Director of the High Yield Plus Fund, Inc. (since 1996).

Richard A. Redeker (61)	Director	Since 1995	Management Consultant (August 2001-October 2001); formerly employee of Prudential Investments (October 1996-December 1998)	91	—

Robin B. Smith (65)	Chairman and Director	Since 2003	Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.	91	Director of BellSouth Corporation (since 1992)

Name, Address** and Age	Position with Fund	Term of Office*** and Length of Time Served	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by the Director****
Stephen G. Stoneburn (61)	Director	Since 2003	President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (a publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media and Senior Vice President of Fairchild Publications, Inc. (1975-1989)	91	—

Clay T. Whitehead (66)	Director	Since 2003	President (since 1983) of National Exchange Inc. (new business development firm).	92	Director (since 2000) of the High Yield Plus Fund, Inc.

Interested Directors

Judy A. Rice (57)*	President and Director	Director since 2000 and President since 2003	President, Chief Executive Officer, Chief Operating Officer and Officer-in-Charge (since 2003) of PI; Director, Officer-in-Charge, President, Chief Executive Officer and Chief Operating Officer (since May 2003) of American Skandia Advisory Services, Inc. and American Skandia Investment Services, Inc.; Director, Officer-in-Charge, President, Chief Executive Officer (since May 2003) of American Skandia Fund Services, Inc.; Vice President (since February 1999) of Prudential Investment Management Services LLC (PIMS); President, Chief Executive Officer and Officer-in-Charge (since April 2003) of Prudential Mutual Fund Services LLC (PMFS); formerly various positions to Senior Vice President (1992-1999) of Prudential Securities Incorporated (Prudential Securities); and various positions to Managing Director (1975-1992) of Salomon Smith Barney; Member of Board of Governors of the Money Management Institute.	92	—

Robert F. Gunia (58)*	Vice President and Director	Since 1996	Chief Administrative Officer (since June 1999) of PI; Executive Vice President and Treasurer (since January 1996) of PI; President (since April 1999) of PIMS; Director, Executive Vice President and Chief Administrative Officer (since May 2003) of American Skandia Investment Services, Inc., American Skandia Advisory Services, Inc., and American Skandia Fund Services, Inc.; Executive Vice President (since March 1999) of PMFS; formerly Senior Vice President (March 1987-May 1999) of Prudential Securities.	166	Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.

Information pertaining to the officers of the Fund who are not also Directors is set forth below.

Officers

Name, Address** and Age	Position with Fund	Term of Office*** and Length of Time Served	Principal Occupations During Past 5 Years
William V. Healey (51)	Chief Legal Officer	Since 2004	Vice President and Associate General Counsel (since 1998) of Prudential; Executive Vice President and Chief Legal Officer (since February 1999) of Prudential Investments LLC; Senior Vice President, Chief Legal Officer and Secretary (since December 1998) of Prudential Investment Management Services LLC; Executive Vice President and Chief Legal Officer (since February 1999) of Prudential Mutual Fund Services LLC; Vice President and Secretary (since October 1998) of Prudential Investment Management, Inc.; Executive Vice President and Chief Legal Officer (since May 2003) of American Skandia Investment Services, Inc., American Skandia Fund Services, Inc. and American Skandia Advisory Services, Inc.; Director (June 1999-June 2002 and June 2003-present) of ICI Mutual Insurance Company; prior to August 1998, Associate General Counsel of the Dreyfus Corporation (Dreyfus), a subsidiary of Mellon Bank, N.A. (Mellon Bank), and an officer and/or director of various affiliates of Mellon Bank and Dreyfus; Assistant Secretary (since June 2004) of The Asia Pacific Fund, Inc.

Grace C. Torres (45)	Treasurer and Principal Financial and Accounting Officer	Since 1995	Senior Vice President (since January 2000) of PI; Senior Vice President and Assistant Treasurer (since May 2003) of American Skandia Investment Services, Inc. and American Skandia Advisory Services, Inc.; formerly First Vice President (December 1996-January 2000) of PI and First Vice President (March 1993-May 1999) of Prudential Securities.

Deborah A. Docs (47)	Secretary	Since 1996	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President and Assistant Secretary (since December 1996) of PI; Vice President and Assistant Secretary (since May 2003) of American Skandia Investment Services, Inc.

Jonathan D. Shain (46)	Assistant Secretary	Since 2004	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2003) of American Skandia Investment Services, Inc. and American Skandia Fund Services Inc.

Maryanne Ryan (40)	Anti-Money Laundering Compliance Officer	Since 2002	Vice President, Prudential (since November 1998); First Vice President, Prudential Securities (March 1997-May 1998). Anti-Money Laundering Compliance Officer (since May 2003) of American Skandia Investment Services, Inc., American Skandia Advisory Services, Inc. and American Skandia Marketing, Inc.

Helene Gurian (51)	Acting Anti-Money Laundering Compliance Officer	Since 2004	Vice President, Prudential (since July 1997). Vice President, Compliance (July 1997-January 2001); Vice President, Compliance and Risk Officer, Retail Distribution (January 2001-May 2002); Vice President, Corporate Investigations (2002-present) responsible for supervision of Prudential’s fraud investigations, anti-money laundering program and high technology investigation unit.

Lee D. Augsburger (45)	Chief Compliance Officer	Since 2004	Vice President and Chief Compliance Officer (since May 2003) of PI; Vice President and Chief Compliance Officer (since October 2000) of Prudential Investment Management, Inc.; formerly Vice President and Chief Legal Officer-Annuities (August 1999-October 2000) of Prudential Insurance Company of America; Vice President and Corporate Counsel (November 1997-August 1999) of Prudential Insurance Company of America.

†	The Fund Complex consists of all investment companies managed by PI. The Funds for which PI serves as manager include JennisonDryden Mutual Funds, Strategic Partners Funds, American Skandia Advisor Funds, Inc., The Prudential Variable Contract Accounts 2, 10 and 11, The Target Portfolio Trust, The Prudential Series Fund, Inc., American Skandia Trust, and Prudential’s Gibraltar Fund.
*	“Interested” Director, as defined in the 1940 Act, by reason of employment with the Manager (Prudential Investments LLC or PI), the Subadviser (Prudential Investment Management, Inc. or PIM) or the Distributor (Prudential Investment Management Services LLC or PIMS).
**	Unless otherwise noted, the address of the Directors and officers is c/o: Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

***	There is no set term of office for Directors and officers. The Independent Directors have adopted a retirement policy, which calls for the retirement of Directors on December 31 of the year in which they reach the age of 75. The table shows the individuals’ length of service as Director and/or officer.
****	This column includes only directorships of companies required to register, or file reports with the SEC under the Secur-ities and Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the 1940 Act.

The Fund has Directors who, in addition to overseeing the actions of the Fund’s Manager, Subadviser and Distributor, decide upon matters of general policy in accordance with Maryland law and the 1940 Act. In addition to their functions set forth under “Investment Advisory and Other Services—Manager and Investment Adviser” and “Principal Underwriter, Distributor and Rule 12b-1 Plans,” the Directors also review the actions of the Fund’s Officers, who conduct and supervise the daily business operations of the Fund. Pursuant to the Funds’ Management Agreement and Articles of Incorporation, the Board may contract for advisory and management services for the Fund. Any such contract may permit the Manager to delegate certain or all of its duties under such contract to the Subadviser.

The Board has appointed a Chief Compliance Officer, Lee D. Augsburger, on behalf of the Fund. Mr. Augsburger oversees the implementation of policies and procedures for the Fund to ensure compliance with the applicable federal securities laws, and related rules. Mr. Augsburger serves in this capacity for all of the funds in the Fund Complex. In addition, Mr. Augsburger serves as chief compliance officer of PI.

Directors and officers of the Fund are also trustees, directors and officers of some or all of the other investment companies advised by the Fund’s Manager and distributed by PIMS.

Standing Board Committees

The Board has established three standing committees in connection with the governance of the Fund—Audit, Nominating and Governance, and Valuation.

Audit Committee.    The Audit Committee consists of the following Independent Directors: Ms. Bynoe, Messrs. Carson (Chair), Stoneburn and Whitehead. The Board has determined that each member of the Audit Committee is not an “interested person” as defined in the 1940 Act. The responsibilities of the Audit Committee are to assist the Board in overseeing the Fund’s independent registered public accounting firm, accounting policies and procedures, and other areas relating to the Fund’s auditing processes. The scope of the Audit Committee’s responsibilities is oversight. It is management’s responsibility to maintain appropriate systems for accounting and internal control and the independent registered public accounting firm’s responsibility to plan and carry out an audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). The Audit Committee met four times during the fiscal year ended December 31, 2004.

Nominating and Governance Committee.    The Nominating and Governance Committee of the Board is responsible for nominating directors and making recommendations to the Board concerning Board composition, committee structure and governance, director education, and governance practices. The members of the Nominating and Governance Committee are Mr. Redeker (Chair), Mr. LaBlanc, Mr. McCorkindale and Ms. Smith (ex-officio). The Board has determined that each member of the Nominating and Governance Committee is not an “interested person” as defined in the 1940 Act. The Nominating and Governance Committee met two times during the fiscal year ended December 31, 2004. The Nominating and Governance Committee Charter is available on the Funds’ website at www.jennisondryden.com.

Selection of Director Nominees.    The Nominating and Governance Committee is responsible for considering nominees for directors at such times as it considers electing new members to the Board. The Nominating and Governance Committee may consider recommendations by business and personal contracts of current Board members, and by executive search firms which the Committee may engage from time to time and will also consider shareholder recommendations. The Nominating and Governance Committee has not established specific, minimum qualifications that it believes must be met by a nominee. In evaluating nominees, the Nominating and Governance Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the 1940 Act; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Nominating and Governance Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the diversity of the Board. There are no differences in the manner in which the Nominating and Governance Committee evaluates nominees for the Board based on whether the nominee is recommended by a shareholder.

A shareholder who wishes to recommend a director nominee should submit his or her recommendation in writing to the Chair of the Board (Robin Smith) or the Chair of the Nominating and Governance Committee (Richard Redeker), in either case at Dryden National Municipals Fund, Inc., P.O. Box 13964, Philadelphia, PA 19176. At a minimum, the recommendation should include:

•	the name, address, and business, educational, and/or other pertinent background of the person being recommended;

•	a statement concerning whether the person is an “interested person” as defined in the 1940 Act;

•	any other information that the Fund would be required to include in a proxy statement concerning the person if he or she was nominated; and

•	the name and address of the person submitting the recommendation, together with the number of Fund shares held by such person and the period for which the shares have been held.

The recommendation also can include any additional information which the person submitting it believes would assist the Nominating and Governance Committee in evaluating the recommendation.

Shareholders should note that a person who owns securities issued by Prudential Financial, Inc. (the parent company of the Funds’ investment adviser) would be deemed an “interested person” under the 1940 Act. In addition, certain other relationships with Prudential Financial, Inc. or its subsidiaries, with registered broker-dealers, or with the Funds outside legal counsel may cause a person to be deemed an “interested person.”

Before the Nominating and Governance Committee decides to nominate an individual to the Board, Committee members and other Board members customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving on the board of a registered investment company.

Valuation Committee.    The Valuation Committee consists of at least two Board members or an officer of the Fund and one Board member (in both instances the Valuation Committee may include employees of the Manager who may constitute a majority of the Valuation Committee). The Valuation Committee supervises the valuation of each Fund’s portfolio securities and other assets and meets on an as needed basis. There are no appointed members of the Valuation Committee. If there is a need for a Valuation Committee decision to be made, the Manager will determine the composition of the Valuation Committee based on Board member and Fund officer availability. The Valuation Committee did not meet during the fiscal year ended December 31, 2004. For more information about the Valuation Committee, see “Net Asset Value” below.

Shareholder Communications with Directors

Shareholders of the Funds can communicate directly with the Board of Directors by writing to the Chair of the Board, Dryden National Municipals Fund, Inc., P.O. Box 13964, Philadelphia, PA 19176. Shareholders can communicate directly with an individual Director by writing to that director at Dryden National Municipals Fund, Inc., P.O. Box 13964, Philadelphia, PA 19176. Such communications to the Board or individual directors are not screened before being delivered to the addressee.

Compensation

Pursuant to the Management Agreement with the Fund, the Manager pays all compensation of officers and employees of the Fund as well as the fees and expenses of all Interested Directors of the Fund.

The Fund pays each of its Independent Directors annual compensation in addition to certain out-of-pocket expenses. Directors who serve on the committees may receive additional compensation. The amount of compensation paid to each Independent Director may change as a result of the introduction of additional funds upon whose boards the Directors may be asked to serve.

Independent Directors may defer receipt of their Directors’ fees pursuant to a deferred fee agreement with the Fund. Under the terms of such agreement, the Fund accrues deferred Directors’ fees daily which, in turn, accrues interest at a rate equivalent to the prevailing rate of 90-day U.S. Treasury bills at the beginning of each calendar quarter or, at the daily rate of return of any JennisonDryden or Strategic Partners mutual fund chosen by the Director. The Fund’s obligations to make payments of deferred Directors’ fees, together with interest thereon, is a general obligation of the Fund.

The Fund has no retirement or pension plan for its Directors.

The following table sets forth the aggregate compensation paid by the Fund to the Independent Directors1 for the fiscal year ended December 31, 2004 and the aggregate compensation paid to the Independent Directors for service on the Fund’s Board and the boards of any other investment company in the Fund Complex, for the calendar year ended December 31, 2004.

Compensation Table

Name of Director	Aggregate Fiscal Year Compensation From Fund		Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total 2004 Compensation From Fund and Fund Complex Paid to Independent Directors[3]
Linda W. Bynoe*	$	N/A	None	None	$ N/A (38/91)[3]
David E. A. Carson		$2,295	None	None	$199,750 (38/92)[3]
Robert E. La Blanc		$2,182	None	None	$204,500 (38/92)[3]
Douglas H. McCorkindale[2]		$2,146	None	None	$176,916 (38/92)[3]
Richard A. Redeker		$2,232	None	None	$184,833 (37/91)[3]
Robin B. Smith[2]		$2,425	None	None	$206,500 (37/91)[3]
Stephen G. Stoneburn[2]		$2,244	None	None	$194,000 (37/91)[3]
Nancy H. Teeters[4]		$4,100	None	None	$160,000 (37/91)[3]
Clay T. Whitehead		$2,288	None	None	$201,500 (38/92)[3]

*	Ms. Bynoe became a Director on March 2, 2005.
[1]	Interested Directors and officers do not receive any compensation from the Fund or the Fund Complex and therefore are not shown in the Compensation Table.

[2]	Although the last column shows the total amount paid to Directors from the Fund Complex during the calendar year ended December 31, 2004, such compensation was deferred at the election of this Director, in total or in part, under the Fund’s deferred fee agreements. Including accrued interest and the selected fund’s rate of return on amounts deferred through December 31, 2004, the total amount of compensation for the year amounted to $291,729, $423,670 and $195,039 for Mr. McCorkindale, Ms. Smith and Mr. Stoneburn, respectively.
[3]	Number of funds/portfolios which existed at December 31, 2004 and excludes funds/portfolios which liquidated/merged out of existence during 2004.
[4]	Effective April 23, 2003, Nancy H. Teeters became a Director Emeritus.

The following table sets forth the dollar range of equity securities in the Fund beneficially owned by a Director, and, on an aggregate basis, in all registered investment companies overseen by a Director in the Fund Complex as of December 31, 2004.

Director Share Ownership Table

Independent Directors

Name of Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen By Director in Fund Complex
David E. A. Carson	—	Over $100,000
Robert E. La Blanc	—	Over $100,000
Douglas H. McCorkindale	—	Over $100,000
Richard A. Redeker	—	Over $100,000
Robin B. Smith	—	Over $100,000
Stephen G. Stoneburn	—	Over $100,000
Clay T. Whitehead	—	Over $100,000

Interested Directors

Name of Director	Dollar Range of Equity Securities In the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen By Director in Fund Complex
Robert F. Gunia	—	Over $100,000
Judy A. Rice	—	Over $100,000

None of the Independent Directors, or any member of his/her immediate family, owned beneficially or of record any securities in an investment adviser or principal underwriter of the Fund or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or the principal underwriter of the Fund as of December 31, 2004.

Directors of the Fund are eligible to purchase Class Z shares of the Fund, which are sold without an initial sales charge or contingent deferred sales charge.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of March 25, 2005, the Directors and officers of the Fund, as a group, beneficially owned less than 1% of each class of the outstanding shares of the Fund.

As of March 25, 2005, the beneficial owners, directly or indirectly, of more than 5% of the outstanding shares of any class of beneficial interest were:

Name	Address	Class	No. Shares/ % of Class
First Clearing, LLC John M Granger	6 Passage DU Marche 75010 Paris	C	21,215/8.1%

Prudential Investment Management Svc	Gateway Center Three 10th Floor Newark NJ 07102	Z	141,240/54.6%

Charles Schwab Co	101 Montgomery St San Francisco CA 94104	Z	91,277/35.3%

As of March 25, 2005, Wachovia Securities LLC (Wachovia Securities) was the record holder for other beneficial owners of the following:

Class	No. Shares/ % of Class
A	10,609,513/32.4%
B	930,837/41.7%
C	201,656/77.1%

In the event of any meetings of shareholders, Wachovia Securities will forward, or cause the forwarding of, proxy materials to the beneficial owners for which it is the record holder.

INVESTMENT ADVISORY AND OTHER SERVICES

Manager and Investment Adviser

The Manager of the Fund is Prudential Investments LLC (PI or the Manager), Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102. PI serves as manager to all of the other investment companies that, together with the Fund, comprise the JennisonDryden and Strategic Partners mutual funds. See “How the Fund is Managed—Manager” in the Prospectus. As of December 31, 2004, PI served as the investment manager to all of the Prudential U.S. and offshore open-end investment companies, and as administrator to closed-end investment companies, with aggregate assets of approximately $90.4 billion.

PI is a wholly-owned subsidiary of PIFM HoldCo., Inc., which is a wholly-owned subsidiary of Prudential Asset Management Holding Company, which is a wholly-owned subsidiary of Prudential Financial, Inc. (Prudential). Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent), an affiliate of PI, serves as the transfer agent and dividend distribution agent for the JennisonDryden and Strategic Partners mutual funds and, in addition, provides customer service, recordkeeping and management and administrative services to qualified plans.

Pursuant to the Management Agreement with the Fund (the Management Agreement), PI, subject to the supervision of the Fund’s Board of Directors and in conformity with the stated policies of the Fund, manages both the investment operations of the Fund and the composition of the Fund’s portfolio, including the purchase, retention, disposition and loan of securities and other assets. In connection therewith, PI is obligated to keep certain books and records of the Fund. PI is authorized to enter into subadvisory agreements for investment advisory services in connection with the management of the Fund. PI will continue to have responsibility for all investment advisory services performed pursuant to any such subadvisory agreements. PI will review the performance of all investment advisers and make recommendations to the Board of Directors with respect to the retention of investment advisers and the renewal of contracts.

PI also administers the Fund’s business affairs and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by State Street Bank and Trust Company, the Fund’s custodian (the Custodian), and PMFS. The management services of PI to the Fund are not exclusive under the terms of the Management Agreement and PI is free to, and does, render management services to others.

For its services, PI receives, pursuant to the Management Agreement, a fee at an annual rate of .50 of 1% of the Fund’s average daily net assets up to and including $250 million, .475 of 1% of the next $250 million, .45 of 1% of the next $500 million, .425 of 1% of the next $250 million, .40 of 1% of the next $250 million and .375 of 1% of the Fund’s average daily net assets in excess of $1.5 billion. The fee is computed daily and payable monthly.

PI may from time to time waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of the Fund. Fee waivers and subsidies will increase the Fund’s total return. These voluntary waivers may be terminated at any time without notice.

In connection with its management of the corporate affairs of the Fund, PI bears the following expenses:

(a)  the salaries and expenses of all personnel of the Fund and the Manager except the fees and expenses of Independent Directors;

(b)  all expenses incurred by the Manager in connection with managing the ordinary course of the Fund’s business, other than those assumed by the Fund as described below; and

(c)  the fees, costs and expenses payable to any investment adviser pursuant to a Subadvisory Agreement between PI and such investment adviser (collectively, the Subadvisory Agreements).

Under the terms of the Management Agreement, the Fund is responsible for the payment of the following expenses: (a) the fees and expenses incurred by the Fund in connection with the management of the investment and reinvestment of the Fund’s assets payable to the Manager; (b) the fees and expenses of Independent Directors who are not affiliated with PI or the Fund’s investment advisers, (c) the fees and certain expenses of the custodian and transfer and dividend disbursing agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Fund and of pricing the Fund’s shares; (d) the charges and expenses of the Fund’s legal counsel and independent registered public accounting firm; (e) brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities and futures transactions; (f) all taxes and corporate fees payable by the Fund to governmental agencies; (g) the fees of any trade associations of which the Fund may be a member; (h) the cost of share certificates representing and/or non-negotiable share deposit receipts evidencing shares of the Fund; (i) the cost of fidelity, directors and officers and errors and omissions insurance; (j) the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the Commission and paying notice filing fees under state securities laws, including the preparation and printing of the Fund’s registration statements and prospectuses for such purposes; (k) allocable communications expenses with respect to investor services and all expenses of shareholders’ and Directors’ meetings and of preparing, printing and mailing reports and notices to shareholders; (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business and (m) distribution and service (12b-1) fees.

The Management Agreement provides that PI will not be liable for any error of judgment by PI or for any loss suffered by the Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or loss resulting from willful misfeasance, bad faith or gross negligence or reckless disregard of duties. The Management Agreement provides that it will terminate automatically, if assigned (as defined in the 1940 Act), and that it may be terminated without penalty by either PI or the Fund, by the Board of Directors or vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) upon not more than 60 days’ nor less than 30 days’ written notice. The Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act.

For the fiscal years ended December 31 2004, 2003 and 2002, the Fund paid PI management fees of $2,767,941, $3,005,526 and $3,078,101, respectively.

PI has entered into a Subadvisory Agreement with Prudential Investment Management, Inc. (PIM or the Subadviser) a wholly-owned subsidiary of Prudential. The Subadvisory Agreement provides that PIM will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PIM is obligated to keep certain books and records of the Fund. Under the Subadvisory Agreement, the Subadviser, subject to the supervision of PI, is responsible for managing the assets of the Fund in accordance with the Fund’s investment objectives, investment program and policies. The Subadviser determines what securities and other instruments are purchased and sold for the Fund and is responsible for obtaining and evaluating financial data relevant to the Fund. PI continues to have responsibility for all investment advisory services pursuant to the Management Agreement. As discussed in the Prospectus, PI employs each investment adviser under a “manager of managers” structure that allows PI to replace the investment adviser or amend a Subadvisory Agreement without seeking shareholder approval. Under its Subadvisory Agreement with PI, PIM was reimbursed by PI for the reasonable costs and expenses incurred by PIM in furnishing those services. PIM is paid by PI at an annual rate of .250 of 1% of the Fund’s average daily net assets up to and including $250 million, .226 of 1% of the next $250 million, .203 of 1% of the next $500 million, .181 of 1% of the next $250 million, ..160 of 1% of the next $250 million and .141 of 1% of over $1.5 billion of the Fund’s average daily net assets. The fee is computed daily and payable monthly. For the fiscal years ended December 31, 2004, December 31, 2003 and December 31, 2002, PI paid PIM $1,544,403, $1,696,266 and $1,477,270, respectively, for its investment advisory services to the Fund.

The Subadvisory Agreement provides that it will terminate in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadvisory Agreement may be terminated by the Fund, PI or PIM upon not more than 60 days’, nor less than 30 days’, written notice. The Subadvisory Agreement provides that it will continue in effect for a period of more than two years from its execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act.

Matters Considered by the Board

The Management and Subadvisory Agreements were last approved by the Board of Directors, including all of the Independent Directors on May 26, 2004 at a meeting called for that purpose. In approving the Management and Subadvisory Agreements, the Board primarily considered, with respect to the Fund, the nature and quality of the services provided under the Agreements and the overall fairness of the Agreements to the Fund. The Board requested and evaluated reports from the Manager and Subadviser that addressed specific factors designed to inform the Board’s consideration of these and other issues.

With respect to the nature and quality of the services provided by the Manager and Subadviser, respectively, the Board considered the performance of the Fund in comparison to relevant market indices and the performance of a peer group of investment companies pursuing broadly similar strategies, and reviewed reports prepared by an unaffiliated organization applying various statistical and financial measures of fund performance compared to such indices and peer groups of funds, over the past 1, 3, 5, and 10 years, as applicable. The Board considered the Manager’s and Subadviser’s reputation and their stated intentions with respect to their respective investment management capabilities in the management of the Fund. The Board also evaluated the division of responsibilities among the Manager and its affiliates, and the capabilities of the personnel providing the services.

With respect to the overall fairness of the Management and Subadvisory Agreements, the Board considered the fee structure of the Agreements and the profitability of the Manager and the Subadviser and their affiliates from their association with the Fund. The Board reviewed information from an independent data service about the rates of compensation paid to investment advisers, and overall expense ratios, for funds comparable in size, character and investment strategy to the Fund. The Board noted that the fee rate paid by the Fund to the Manager was below the median compensation paid by comparable funds. The Board also considered that the Fund’s fee structure provides for a reduction of payments resulting from economies of scale. The Board also evaluated the aggregate amount and structure of fees paid by the Manager to the Subadviser. In concluding that the direct and indirect benefits accruing to the Manager, the Subadviser and their affiliates by virtue of their relationship to the Fund, were reasonable in comparison with the costs of the provision of investment advisory services and the benefits accruing to the Fund, the Board reviewed specific data as to the Manager’s and the Subadviser’s profit or loss on the Fund for the recent period. With respect to profitability, the Manager and the Subadviser discussed with the Board the allocation methodologies for intercompany revenues and expenses (not including the costs of distributing shares or providing shareholder services) in order to approximate their respective profits from the management or subadvisory fees. The Board understood that neither the Manager nor the Subadviser uses these profitability analyses in the management of their businesses other than in connection with the approval or continuation of management and advisory agreements, at least in part because they exclude significant costs and include certain revenues that judicial interpretations have required in the context of Board approval of mutual fund advisory agreements. These matters were also considered at the meeting of the Independent Directors.

Code of Ethics

The Board of Directors of the Fund has adopted a Code of Ethics. In addition, the Manager, Subadviser and Distributor have each adopted a Code of Ethics (the Codes). The Codes apply to access persons (generally persons who have access to information about a funds’ investment program) and permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Fund. However, the protective provisions of the Codes prohibit certain investments and limit such personnel from making investments during periods when the Fund is making such investments. The Codes are on public file with, and are available from, the Commission.

Description of Proxy Voting Policies and Recordkeeping Procedures

The Board has delegated to PI the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. The Fund authorized PI to delegate, in whole or in part, its proxy voting authority to its investment advisers (currently, PIM) or third party vendors, consistent with the policies set forth below. The proxy voting process shall remain subject to the supervision of the Board, including any committee thereof established for that purpose.

PI and the Board view the proxy voting process as a component of the investment process and, as such, seek to ensure that all proxy proposals are voted with the primary goal of seeking the optional benefit for the Fund. Consistent with this goal, the Board views the proxy voting process as a means to encourage strong corporate governance practices and ethical conduct by corporate management. PI and the Board maintain a policy of seeking to protect the best interests of the Fund should a proxy issue potentially implicate a conflict of interest between the Fund and PI or its affiliates.

PI delegates to PIM the responsibility for voting the Fund’s proxies. PIM is expected to identify and seek to obtain the optimal benefit for the Fund, and to adopt written policies that meet certain minimum standards, including that the policies be reasonably designed to protect the best interests of the Fund and delineate procedures to be followed when a proxy vote presents a conflict between the interests of the Fund and the interests of PIM or its affiliates. PI and the Board expect that PIM will notify PI and the Board at least annually of any such conflicts identified and confirm how the issue was resolved. In addition, PI expects that PIM will deliver to PI, or its appointed vendor, information required for filing the Form N-PX with the Commission.

A summary of the proxy voting policies of PIM is set forth in Appendix II of this SAI.

Information about how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (800) 225-1852 or by visiting the SEC’s website, http://www.sec.gov.

Principal Underwriter, Distributor and Rule 12b-1 Plans

Prudential Investment Management Services LLC (PIMS or the Distributor), Three Gateway Center, 14th floor, 100 Mulberry Street, Newark, NJ 07102, acts as the distributor of the shares of the Fund. PIMS is a subsidiary of Prudential. See “How the Fund is Managed—Distributor” in the Prospectus.

Pursuant to separate Distribution and Service Plans (the Class A Plan, the Class B Plan and the Class C Plan, each a Plan and collectively the Plans) adopted by the Fund pursuant to Rule 12b-1 under the 1940 Act and a distribution agreement (the Distribution Agreement), the Distributor incurs the expenses of distributing the Fund’s Class A, Class B and Class C shares. The Distributor also incurs the expenses of distributing the Fund’s Class Z shares under a Distribution Agreement. None of these expenses of distribution are reimbursed by or paid for by the Fund. See “How the Fund is Managed—Distributor” in the Prospectus.

The expenses incurred under the Plans include commissions and accounting servicing fees paid to or on account of brokers or financial institutions which have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of the Distributor associated with the sale of Fund shares, including lease, utility communications and sales promotion expenses. The distribution and/or service fees may also be used by the Distributor to compensate on a continuing basis brokers in consideration for the distribution, marketing, administrative and other services and activities provided by brokers with respect to the promotion of the sale of the Fund’s shares and the maintenance of related shareholder accounts.

Under the Plans, the Fund is obligated to pay distribution and/or service fees to the Distributor as compensation for its distribution and service activities, not as reimbursement for specific expenses incurred. If the Distributor’s expenses exceed its distribution and service fees, the Fund will not be obligated to pay any additional expenses. If the Distributor’s expenses are less than such distribution and service fees, it will retain its full fees and realize a profit.

The distribution and/or service fees may also be used by the Distributor to compensate on a continuing basis brokers in consideration for the distribution, marketing, administrative and other services and activities provided by brokers with respect to the promotion of the sale of the Fund’s shares and the maintenance of related shareholder accounts.

Class A Plan.    Under the Class A Plan, the Fund may pay the Distributor for its distribution-related activities with respect to Class A shares at an annual rate of up to .30 of 1% of the average daily net assets of the Class A shares. The Class A Plan provides that (1) .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (2) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1%. For the fiscal year ending December 31, 2005, the Distributor has contractually agreed to limit its distribution and service (12b-1) related fees payable under the Class A Plan to ..25 of 1% of the average daily net assets of the Class A shares.

For the fiscal year ended December 31, 2004, the Distributor received payments of $1,314,003 under the Class A Plan and spent approximately $1,250,000 in distributing the Fund’s Class A shares. The amount was primarily expended for payment of account servicing fees to financial advisers and other persons who sell Class A shares. During this period, the Distributor also received approximately $123,900 in initial sales charges attributable to Class A shares.

Class B and Class C Plans.    Under the Class B and Class C Plans, the Fund may pay the Distributor for its distribution-related activities with respect to Class B and Class C shares at an annual rate of up to .50 of 1% and up to 1% of the average daily net asset of the Class B and Class C shares, respectively. The Class B Plan provides for the payment to the Distributor of (1) an asset-based sales charge of up to .50 of 1% of the average daily net assets of the Class B shares, and (2) a service fee of .25 of 1% of the average daily net assets of the Class B shares; provided that the total distribution-related fee does not exceed .50 of 1%. The Class C Plan provides for the payment to the Distributor of (1) an asset-based sales charge of up to .75 of 1% of the average daily net assets of the Class C shares, and (2) a service fee of .25 of 1% of the average daily net assets of the Class C shares. The service fee is used to pay for personal service and/or the maintenance of shareholder accounts. The Distributor also receives contingent deferred sales charges from certain redeeming shareholders. For the fiscal year ending December 31, 2005, the Distributor has contractually agreed to limit its distribution-related fees payable under the Class C Plan to .75 of 1% of the average daily net assets of the Class C shares.

Class B Plan.    For the fiscal year ended December 31, 2004, the Distributor received $195,693 from the Fund under the Class B Plan. It is estimated that the Distributor spent approximately $239,400 in distributing the Fund’s Class B shares, on behalf of the Fund during the year ended December 31, 2004. It is estimated that of this amount approximately 3.7% ($8,800) was spent on printing and mailing of prospectuses to other than current shareholders; 40.5% ($97,100) on compensation to Pruco Securities, LLC, an affiliated broker-dealer (Pruco), for commissions to its representatives and other expenses, including an allocation on account of overhead and other branch office distribution-related expenses, incurred by it for distribution of Fund shares; and 55.8% ($133,500) on the aggregate of (1) payments of commissions and account servicing fees to financial advisers 40.3% ($96,400) and (2) an allocation on account of overhead and other branch office distribution-related expenses 15.5% ($37,100). The term “overhead and other branch office distribution-related expenses” represents (a) the expenses of operating Wachovia Securities’ and Pruco’s branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies, (b) the costs of client sales seminars, (c) expenses of mutual fund sales coordinators to promote the sale of Fund shares and (d) other incidental expenses relating to branch promotion of Fund sales.

The Distributor also receives the proceeds of contingent deferred sales charges paid by holders of Class B shares upon certain redemptions of Class B shares. See “How to Buy, Sell and Exchange Shares of the Fund—How to Sell Your Shares—Contingent Deferred Sales Charge (CDSC)” in the Prospectus. For the fiscal year ended December 31, 2004, the Distributor received approximately $60,800, in contingent deferred sales charges with respect to Class B shares.

Class C Plan.    For the fiscal year ended December 31, 2004 the Distributor received $34,707, from the Fund under the Class C Plan and spent approximately $35,800 in distributing the Fund’s Class C shares. It is estimated that of the latter amount approximately 3.7% ($1,300) was spent on printing and mailing of prospectuses to other than current shareholders; 6.3% ($2,300) on compensation to Pruco, for commissions to its representatives and other expenses, including an allocation on account of overhead and other branch office distribution-related expenses, incurred by it for distribution of Fund shares; 90.0% ($32,200) on the aggregate of (1) payments of commission and account servicing fees to financial advisers (84.6% or $30,300) and (2) an allocation of overhead and other branch office distribution-related expenses (5.4% or $1,900).

For the fiscal year ended December 31, 2004, the Distributor received approximately $2,400 in CDSCs with respect to Class C shares. For the fiscal year ended December 31, 2004, the Distributor also received approximately $100 in initial sales charges attributable to Class C shares.

Distribution expenses attributable to the sale of Class A, Class B and Class C shares of the Fund are allocated to each such class based upon the ratio of sales of each such class to the sales of Class A, Class B and Class C shares of the Fund other than expenses allocable to a particular class. The distribution fee and sales charge of one class will not be used to subsidize the sale of another class.

The Class A, Class B and Class C Plans continue in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board of Directors, including a majority vote of the Independent Directors who have no direct or indirect financial interest in the Class A, Class B or Class C Plans or in any agreement related to the Plans (Rule 12b-1 Directors), cast in person at a meeting called for the purpose of voting on such continuance. The Plans may each be terminated at any time, without penalty, by the vote of a majority of the Rule 12b-1 Directors or by the vote of the holders of a majority of the outstanding shares of the applicable class on not more than 60 days’ written notice to any other party to the Plans. None of the Plans may be amended to increase materially the amounts to be spent for the services described therein without approval by the shareholders of the applicable class (by both Class A and Class B shareholders, voting separately, in the case of material amendments to the Class A Plan), and all material amendments are required to be approved by the Board in the manner described above. Each Plan will automatically terminate in the event of its assignment. The Fund will not be contractually obligated to pay expenses incurred under any Plan if it is terminated or not continued.

Pursuant to each Plan, the Board will review at least quarterly a written report of the distribution expenses incurred on behalf of each class of shares of the Fund by the Distributor. The report will include an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plans remain in effect, the selection and nomination of the Rule 12b-1 Directors shall be committed to the Rule 12b-1 Directors.

Pursuant to the Distribution Agreement, the Fund has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under federal securities law.

In addition to distribution and service fees paid by the Fund under the Class A, Class B and Class C Plans, the Manager (or one of its affiliates) may make payments to dealers (including Wachovia Securities) and other persons which distribute shares of the Fund (including Class Z shares). Such payments may be calculated by reference to the net asset value of shares sold by such persons or otherwise.

The Distributor has waived a portion of its distribution fees for the Class A and Class C shares as described above. Fee waivers and subsidies will increase the Fund’s total return.

Fee Waivers/Subsidies

PI may from time to time waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of the Fund. In addition, the Distributor has contractually agreed to waive a portion of its distribution and service (12b-1) fees for Class A and Class C shares, respectively, for the fiscal year ending December 31, 2005. These Class A and Class C fee reductions may be discontinued partially or completely at any time. Fee waivers and subsidies will increase the Fund’s total return.

NASD Maximum Sales Charge Rule

Pursuant to rules of the National Association of Securities Dealers (NASD) Conduct Rules, the Distributor is required to limit aggregate initial sales charges, deferred sales charges and asset-based sales charges to 6.25% of total gross sales of each class of shares. Interest charges on unreimbursed distribution expenses equal to the prime rate plus one percent per annum may be added to the 6.25% limitation. Sales from the reinvestment of dividends and distributions are not included in the calculation of the 6.25% limitation. The annual asset-based sales charge on shares of the Fund may not exceed .75 of 1% per class. The 6.25% limitation applies to each class of the Fund rather than on a per shareholder basis. If aggregate sales charges were to exceed 6.25% of total gross sales of any class, all sales charges on shares of that class would be suspended.

Other Service Providers

State Street Bank and Trust Company (State Street), One Heritage Drive, North Quincy, MA 02171, serves as custodian for the Fund’s portfolio securities and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Fund. Subcustodians provide custodial services for the Fund’s foreign assets held outside the United States.

Prudential Mutual Fund Services LLC (PMFS), 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102, serves as the transfer and dividend disbursing agent of the Fund. It is a wholly-owned subsidiary of PIFM Holdco Inc., the parent of PI, the Manager. PMFS provides customary transfer agency services to the Fund, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, the payment of dividends and distributions and related functions. For these services, PMFS receives an annual fee of $13.00 per shareholder account and a new account set-up fee of $2.00 for each manually established shareholder account. PMFS is also reimbursed for its out-of-pocket expenses, including but not limited to postage, stationery, printing, allocable communication expenses and other costs.

For the fiscal year ended December 31, 2004, the Fund incurred expenses of approximately $331,000 for the services of PMFS.

KPMG LLP, 757 Third Avenue, New York, New York 10017, serves as the Fund’s independent registered public accounting firm and in that capacity audits the financial statements of the Fund. Other accountants previously served as the independent registered public accounting firm for the Fund.

Additional Information About the Portfolio Managers

The following tables set forth certain additional information with respect to the portfolio managers for the Fund. Unless noted otherwise, all information is provided as of December 31, 2004.

Other Accounts Managed by Portfolio Managers.    The table below identifies, for each portfolio manager, the number of accounts managed and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts whose fees are based on performance is indicated in italics typeface.

Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Robert Tipp	17 Registered Mutual Funds with $5,736,253 in total assets under management.	17 Unregistered Pooled Investment Vehicle with $37,362,661 in assets under management.	28 Other Accounts with $16,307,722 in total assets under management.
Susan Courtney*	N/A	N/A	N/A
Dennis Hepworth	8 Registered Mutual Funds with $1,808,651 in total assets under management.	0 Unregistered Pooled Investment Vehicle with $0 in assets under management.	1 Other Account with $128,415 in total assets under management.

*	Ms. Courtney began managing the Fund in March, 2005.

Portfolio Manager Compensation / Material Conflicts of Interest.    Set forth below is an explanation of the structure of, and method(s) used by PIM to determine portfolio manager compensation. Also set forth below is an explanation of any material conflicts of interest that may arise between a portfolio manager’s management of the Fund’s investments and investments in other accounts.

Portfolio Manager Compensation:

Prudential Fixed Income seeks to maintain a highly competitive compensation program designed to attract and retain outstanding investment professionals, which includes portfolio managers and research analysts, and to align the interests of its investment professionals with that of its clients and overall firm results. Prudential Fixed Income’s investment professionals are compensated through a combination of base salary, a performance-based annual cash incentive bonus and a long-term incentive grant. The long-term incentive grant is generally divided between stock options and restricted stock of Prudential Financial, Inc., providing investment professionals with an ownership stake. Investment professionals are all covered by the same general compensation structure although they manage multiple accounts. All investment compensation is paid by the investment adviser and not from any assets of the investment company or other managed accounts.

The salary component is based on market data relative to similar positions within the industry as well as the past performance, experience and responsibility of the individual.

Investment professionals’ incentive compensation payments, including their annual bonus and long-term incentive grant, are paid from an annual incentive pool. The size of the annual incentive pool is determined quantitatively based on three factors:

1)  investment performance (pre-tax) of portfolios on a 1-year and 3-year basis relative to appropriate market peer groups or benchmarks, such as the market-based benchmark specified in this prospectus,

2)  Prudential Fixed Income’s business results as measured by financial indicators such as asset growth, operating margin and earnings growth, and

3)  market-based data indicating trends and levels of overall compensation in the asset management industry in a given year. Prudential Fixed Income regularly benchmarks its compensation program against leading asset management firms in the industry to monitor competitiveness.

Each investment professional’s incentive compensation payment including the annual bonus and long-term incentive grant from the incentive pool is primarily determined by how significantly he/she contributes to delivering investment performance to clients consistent with portfolio objectives, guidelines, and risk parameters, as well as the individual’s qualitative contributions to the organization.

Conflicts of Interest:

PIM is an indirect, wholly-owned subsidiary of Prudential Financial, Inc. and as such is part of a full-scale global financial services organization, affiliated with insurance companies, investment advisers and registered broker/dealers. PIM portfolio managers are often responsible for managing one or more Funds, in addition to other accounts, including accounts of affiliates, insurance company separate accounts, institutional accounts and other pooled investment vehicles, such as commingled trust funds and unregistered hedge funds. These affiliations and portfolio management responsibilities may cause potential and actual conflicts of interest. PIM aims to conduct itself in a manner it considers to be the most fair and consistent with its fiduciary obligations to all of its clients including the Fund.

Management of multiple accounts and funds side-by-side may raise potential conflicts of interest relating to the allocation of investment opportunities, the aggregation and allocation of trades, and cross trading. PIM has developed policies and procedures designed to address these potential conflicts of interest.

The Fund may be prohibited from engaging in transactions with its affiliates even when such transactions may be beneficial for the Fund. Certain affiliated transactions are permitted in accordance with procedures adopted by the Fund and reviewed by the independent directors of the Fund.

There may be restrictions imposed by law, regulation or contract regarding how much, if any, of a particular security PIM may purchase or sell on behalf of the Fund, and as to the timing of such purchase or sale. PIM may come into possession of material, non-public information with respect to a particular issuer and as a result be unable to execute purchase or sale transactions in securities of such issuer for the Fund. This is particularly true for fixed income investments because PIM has a bank loan unit that generally invests in private loans that often require the issuer to provide material non-public information. PIM is able to avoid certain other potential conflicts due to the possession of material, non-public information by maintaining an “Information Barrier” to prevent the transfer of this information between units of PIM as well as between affiliates and PIM. Additionally, in an effort to avoid potential conflicts of interest, PIM Fixed Income has procedures in place to carefully consider whether or not to accept material non-public information with respect to certain issuers, where appropriate.

Regulation may also prevent the Fund from participating in transactions that could be viewed as a joint transaction of the adviser. PIM would not be able to purchase for the Fund securities newly offered by an issuer if the proceeds from such new offering are to be used by the issuer to pay off a private loan that an affiliate of PIM may have made to the issuer.

Certain affiliates of PIM develop and publish credit research that is independent from the research developed within PIM. PIM may hold different opinions on the investment merits of a given security or industry such that PIM may be purchasing or holding a security for the Fund and an affiliated entity may be selling or recommending a sale of the same security. Conversely, PIM may be selling a security for the Fund and an affiliated entity may be purchasing or recommending a buy of the same security. In addition, PIM’s affiliated brokers or investment advisers may be executing transactions in the market in the same securities as the Fund at the same time.

With respect to the management of the Fund, PIM may cause securities transactions to be executed concurrently with authorizations to purchase or sell the same securities for other accounts managed by PIM, including proprietary accounts or accounts of affiliates. In these instances, the executions of purchases or sales, where possible, are allocated equitably among the various accounts (including the Fund).

PIM may buy or sell, or may direct or recommend that another person buy or sell, securities of the same kind or class that are purchased or sold for the Fund, at a price which may or may not differ from the price of the securities purchased or sold for the Fund. In addition, PIM may, at any time, execute trades of securities of the same kind or class in one direction for an account and trade in the opposite direction or not trade for any other account, including the Fund, due to differences in investment strategy or client direction.

The fees charged to advisory clients by PIM may differ depending upon a number of factors including, but not limited to, the unit providing the advisory services, the particular strategy, the size of a portfolio being managed, the relationship with the client, the origination and service requirements and the asset class involved. Fees may also differ based on account type (e.g., commingled accounts, trust accounts, insurance company separate accounts, and corporate, bank or trust-owned life insurance products). Fees are negotiable so one client with similar investment objectives or goals may be paying a higher fee than another client. Fees paid by certain clients may also be higher due to performance based fees which increase based on the performance of a portfolio above an established benchmark. Also, large clients generate more revenue for PIM than do smaller accounts. A portfolio manager may be faced with a conflict of interest when allocating scarce investment opportunities given the benefit to PIM of favoring accounts that pay a higher fee or generate more income for PIM. To address this conflict of interest, PIM has adopted an Allocation Policy as well as supervisory procedures that attempt to fairly allocate investment opportunities among competing client accounts.

Conflicts of interest may also arise regarding proxy voting. A committee of senior business representatives together with relevant regulatory personnel oversees the proxy voting process and monitors potential conflicts of interest relating to proxy voting.

In addition, portfolio managers may advise proprietary accounts, affiliates’ accounts, and the general account of The Prudential Insurance Company of America (“Prudential’s General Account,” and together with PIM’s proprietary accounts and affiliates’ accounts, the “Affiliated Accounts”). PIM portfolio manager(s) may have a financial interest in the accounts they advise, either directly or indirectly. To address potential conflicts of interest, PIM has procedures, including supervisory review procedures, designed to ensure that, including to the extent that client accounts are managed differently from the Affiliated Accounts, each of the client accounts including the Fund, and each Affiliated Account, is managed in a manner that is consistent with its investment objectives, investment strategies and restrictions, as well as with PIM’s fiduciary obligations.

Potential conflicts of interest may exist in instances in which PIM or its affiliates determine that a specific transaction in a security is appropriate for a specific account, including the Affiliated Accounts, based upon numerous factors including, among other things, investment objectives, investment strategies or restrictions, while other accounts (including the Affiliated Accounts) may hold or take the opposite position in the security in accordance with those accounts’ investment objectives, investment strategies and restrictions (these conflicting positions and transactions are collectively referred to as “Differing Positions”). PIM periodically conducts reviews of these accounts and assesses the appropriateness of these Differing Positions.

Because of the substantial size of Prudential’s General Account, trading by Prudential’s General Account in certain securities, particularly certain fixed income securities may result in market changes in response to the trade. Although PIM expects that Prudential’s General Account will execute transactions that will move a market in a security infrequently, and generally in response to unusual market or issuer events, the execution of these transactions could have an adverse effect on transactions for or positions held by other clients including the Fund.

PIM has adopted Prudential Financial’s Policy Statement on Business Ethics, a Personal Securities Trading Policy for investment personnel, Information Barrier Policy, Allocation Policy, Supervisory Procedures and a Conflicts of Interest Policy, among other policies and procedures, which are designed to ensure that clients are not harmed by these potential or actual conflicts of interests; however, there is no guarantee that such procedures will detect each and every situation in which a conflict may arise.

Portfolio Manager Securities Ownership.    The table below identifies, for each portfolio manager, ownership of Fund securities by each portfolio manager.

Portfolio Manager	Ownership of Fund Securities
Robert Tipp	None
Susan Courtney	None
Dennis Hepworth	None

BROKERAGE ALLOCATION AND OTHER PRACTICES

The Fund has adopted a policy pursuant to which the Fund and its Manager, sub-advisers, and principal underwriter are prohibited from directly or indirectly compensating a broker-dealer for promoting or selling Fund shares by directing brokerage transactions to that broker. The Fund has adopted procedures for the purpose of deterring and detecting any violations of the policy. The policy permits the Fund, the Manager, or the sub-advisers to use selling brokers to execute transactions in portfolio securities so long as the selection of such selling brokers is the result of a decision that executing such transactions is in the best interest of the Fund and is not influenced by considerations about the sale of Fund shares.

The Manager is responsible for decisions to buy and sell securities and futures contracts for the Fund, the selection of brokers, dealers and futures commission merchants to effect the transactions and the negotiation of brokerage commissions. For purposes of this section, the term “Manager” as used in this section includes the “Subadviser.” Fixed-income securities are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. The Fund will not deal with Wachovia Securities, its affiliates or one of the Manager’s affiliates (an affiliated broker) in any transaction in which an affiliated broker acts as principal. Thus it will not deal in over-the-counter (OTC) securities with an affiliated broker acting as a market-maker, and it will not execute a negotiated trade with an affiliated broker if execution involves an affiliated broker acting as principal with respect to any part of the Fund’s order. Purchases and sales of securities on a securities exchange, while infrequent, and purchases and sales of futures on a commodities exchange or board of trade will be effected through brokers who charge a commission for their services.

In placing orders for portfolio securities of the Fund, the Manager’s overriding objective is to obtain the best possible combination of price and efficient execution. The Manager seeks to effect each transaction at a price and commission, if any, which provides the most favorable total cost or proceeds reasonably attainable under the circumstances. The factors that the Manager may consider in selecting a particular broker, dealer or futures commission merchant firm are the Manager’s knowledge of negotiated commission rates currently available and other current transaction costs; the nature of the portfolio transaction; the size of the transaction; the desired timing of the trade; the activity existing and expected in the market for the particular transaction; confidentiality; the execution, clearance and settlement capabilities of the firms; the availability of research and research-related services provided through such firms; the Manager’s knowledge of the financial stability of the firms; the Manager’s knowledge of actual or apparent operational problems of firms; and the amount of capital, if any, that would be contributed by firms executing the transaction. Given these factors, the fund may pay transaction costs in excess of that which another firm might have charged for effecting the same transaction.

When the Manager deems the purchase or sale of securities to be in the best interests of the Fund or its other clients, including Prudential, the Manager may, but is under no obligation to, aggregate the transactions in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the transactions, as well as the expenses, incurred in the transaction, will be made by the Manager in the manner it considers to be most equitable and consistent with its fiduciary obligations to its clients. The allocation of orders among firms and the commission rates paid are reviewed periodically by the Board.

While the Manager generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available. Portfolio securities may not be purchased from any underwriting or selling syndicate of which an affiliated broker, during the existence of the syndicate, is a principal underwriter (as defined in the 1940 Act), except in accordance with rules of the SEC. This limitation, in the opinion of the Fund, will not significantly affect the Fund’s ability to pursue its present investment objective. However, in the future in other circumstances, the Fund may be at a disadvantage because of this limitation in comparison to other funds with similar objectives but not subject to such limitations.

Subject to the above considerations, an affiliated broker may act as a broker or futures commission merchant for the Fund. In order for an affiliated broker to effect any portfolio transactions for the Fund on an exchange or board of trade, the commissions, fees or other remuneration received by an affiliated broker must be reasonable and fair compared to the commissions, fees or other remuneration paid to other firms in connection with comparable transactions involving similar securities or futures contracts being purchased or sold on a securities exchange or board of trade during a comparable period of time. This standard would allow the affiliated broker to receive no more than the remuneration which would be expected to be received by an unaffiliated firm in a commensurate arm’s-length transaction. Furthermore, the Board, including a majority of the Independent Directors has adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to the affiliated broker are consistent with the foregoing standard. In accordance with Section 11(a) of the Securities Exchange Act of 1934, as amended, Wachovia Securities may not retain compensation for effecting transactions on a national securities exchange for the Fund unless the Fund has expressly authorized the retention of such compensation. Wachovia Securities must furnish to the Fund at least annually a statement setting forth the total amount of all compensation retained by Wachovia Securities from transactions effected for the Fund during the applicable period. Brokerage transactions with Wachovia Securities are also subject to such fiduciary standards as may be imposed upon it by applicable law.

The Fund paid no brokerage commissions to any of the Fund’s affiliates, including Wachovia Securities, for the fiscal years ended December 31, 2004, 2003 and 2002.

The Fund is required to disclose its holdings of securities of its regular brokers and dealers (as defined under Rule 10b-1 of the 1940 Act) and their parents at December 31, 2004. As of December 31, 2004, the Fund did not hold any securities of its regular brokers and dealers.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund’s portfolio holdings are made public, as required by law, in the Fund’s annual and semi-annual reports. These reports are filed with the SEC and mailed to shareholders within 60 days after the end of the relevant period. In addition, as required by law, the Fund’s portfolio holdings as of the fiscal quarter-end are reported to the SEC and posted to the Fund’s website within approximately 60 days after the end of the Fund’s first and third fiscal quarters. In addition, the Fund may release its top ten holdings, sector and country breakdowns, and largest industries on a monthly basis, with the information as of a date 15 days prior to the release. Such information will be posted to the Fund’s website no earlier than 15 days after the end of each month. These postings can be located at www.jennisondryden.com and are available for at least six months from the date of their posting.

When authorized by the Fund’s Chief Compliance Officer and an officer of the Fund, portfolio holdings information may be disseminated more frequently or at different periods than as described above to intermediaries that distribute the Fund’s shares, third-party providers of auditing, custody, proxy voting and other services for the Fund, rating and ranking organizations, and certain affiliated persons of the Fund, as described below. The procedures utilized to determine eligibility are set forth below:

Procedures for Release of Portfolio Holdings Information:

1.  A request for release of fund holdings shall be prepared setting forth a legitimate business purpose for such release which shall specify the Fund(s), the terms of such release, and frequency (e.g., level of detail staleness). Such request shall address whether there are any conflicts of interest between the Fund and the investment adviser, sub-adviser, principal underwriter or any affiliated person thereof and how such conflicts shall be dealt with to demonstrate that the disclosure is in the best interest of the shareholders of the Fund(s).

2.  The request shall be forwarded to PI’s Product Development Group and to the Chief Compliance Officer of the Fund(s), or his delegate, for review and approval.

3.  A confidentiality agreement in the form approved by an officer of the Fund(s) must be executed with the recipient of the fund holdings information.

4.  An officer of the Fund(s) shall approve the release agreement. Copies of the release and agreement shall be sent to PI’s law department.

5.  Written notification of the approval shall be sent by such officer to PI’s Fund Administration Department to arrange the release of fund holdings information.

6.  PI’s Fund Administration Department shall arrange for the release of fund holdings information by the Custodian Banks.

As of the date of this Statement of Additional Information, the Fund will provide:

1  Traditional External Recipients/Vendors

•	Full holdings on a daily basis to Investor Responsibility Research Center (IRRC), Institutional Shareholder Services (ISS) and Automatic Data Processing, Inc. (ADP) (proxy voting agents) at the end of each day;

•	Full holdings on a daily basis to the Fund’s Sub-Adviser(s), Custodian, Sub-Custodian (if any) and Accounting Agents at the end of each day;

•	Full holdings to the Fund’s independent registered public accounting firm as soon as practicable following the Fund’s fiscal year-end or on an as-needed basis; and

•	Full holdings to financial printers as soon as practicable following the end of the Fund’s quarterly, semi-annual and annual period-ends.

2  Analytical Service Providers

•	All Fund trades on a quarterly basis to Abel/Noser Corp. (an agency-only broker and transaction cost analysis company) as soon as practicable following the Fund’s fiscal quarter-end;

•	Full holdings on a daily basis to FT Interactive Data (a fair value information service) at the end of each day;

•	Full holdings on a daily basis to FactSet (an online investment research provider) at the end of each day.

In each case, the information disclosed must be for a legitimate business purpose and is subject to a confidentiality agreement intended to prohibit the recipient from trading on or further disseminating such information. Such arrangements will be monitored on an ongoing basis and will be reviewed by the Fund’s Chief Compliance Officer and PI’s Law Department on an annual basis.

In addition, certain authorized employees of PI receive portfolio holdings information on a quarterly, monthly or daily basis or upon request in order to perform their business functions. All PI employees are subject to the requirements of the personal securities trading policy of Prudential Financial, Inc., which prohibits employees from trading on, or further disseminating confidential information, including portfolio holdings information.

The Board of Directors has approved PI’s Policy for the Dissemination of Portfolio Holdings. The Board will, on a quarterly basis, receive a report from PI detailing the recipients of the portfolio holdings information and the reason for such disclosure. The Board has delegated oversight over the Fund’s disclosure of portfolio holdings to the Chief Compliance Officer.

There can be no assurance that the Fund’s policies and procedures on portfolio holdings information will protect the Fund from the potential misuse of such information by individuals or entities that come into possession of the information.

CAPITAL SHARES, OTHER SECURITIES AND ORGANIZATION

The Fund is authorized to offer 1 billion shares of common stock, $.01 par value per share, divided into four classes of shares, designated as Class A, Class B, Class C and Class Z shares, each of which consists of 250 million authorized shares. Each class of common stock represents an interest in the same assets of the Fund and is identical in all respects except that (1) each class is subject to different (or no) sales charges and distribution and/or service fees, which may affect net asset value, dividends & liquidation rights, (2) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (3) each class has a different (or no) exchange privilege and (4) only Class B shares have a conversion feature. Class Z shares are offered exclusively for sale to a limited group of investors. In accordance with the Fund’s Articles of Restatement, the Board may authorize the creation of additional series and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Board may determine.

The Board may increase or decrease the number of authorized shares without the approval of shareholders. Shares of the Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder (subject to certain limitations described below). Shares are also redeemable at the option of the Fund under certain circumstances. Each share of each class of common stock is equal as to earnings, assets and voting privileges, except as noted above, and each class bears the expenses related to the distribution of its shares (with the exception of Class Z shares, which are not subject to any distribution and/or service fees). Except for the conversion feature applicable to the Class B shares, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of common stock of the Fund is entitled to its portion of all of the Fund’s assets after all debts and expenses of the Fund have been paid. Since Class B and Class C shares generally bear higher distribution expenses than Class A shares, the liquidation proceeds to shareholders of those classes are likely to be lower to Class A shareholders and to Class Z shareholders, whose shares are not subject to any distribution and/or service fees. The Fund’s shares do not have cumulative voting rights for the election of Directors.

The Fund does not intend to hold annual meetings of shareholders unless otherwise required by law. The Fund will not be required to hold meetings of shareholders unless, for example, the election of Directors is required to be acted on by shareholders under the 1940 Act. Shareholders have certain rights, including the right to call a meeting upon the written request of shareholders entitled to cast at least a majority of all the votes entitled to be cast at the meeting.

PURCHASE, REDEMPTION AND PRICING OF FUND SHARES

Shares of the Fund may be purchased at a price equal to the next determined net asset value (NAV) per share plus a sales charge which, at the election of the investor, may be imposed either (1) at the time of purchase (Class A shares) or (2) on a deferred basis (Class B, Class C or Class A shares (in certain cases)). Class Z shares of the Fund are offered to a limited group of investors at NAV without any sales charges. See “How to Buy, Sell and Exchange Shares of the Fund—How to Buy Shares” in the Prospectus.

Purchase by Wire.    For an initial purchase of shares of the Fund by wire, you must complete an application and telephone PMFS at (800) 225-1852 (toll-free) to receive an account number. The following information will be requested: your name, address, tax identification number, fund and class election, dividend distribution election, amount being wired and wiring bank. Instructions should then be given by you to your bank to transfer funds by wire to State Street Bank and Trust Company (State Street), Boston, Massachusetts, Custody and Shareholder Services Division, Attention: Dryden National Municipals Fund, Inc. specifying on the wire the account number assigned by PMFS and your name and identifying the class in which you are investing (Class A, Class B, Class C or Class Z shares).

If you arrange for receipt by State Street of federal funds prior to the calculation of NAV (once each business day at the close of regular trading on the New York Stock Exchange (NYSE), usually 4:00 p.m. New York time), on a business day, you may purchase shares of the Fund as of that day. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day’s NAV if your order to purchase is received after the close of regular trading on the NYSE.

In making a subsequent purchase by wire, you should wire State Street directly and should be sure that the wire specifies Dryden National Municipals Fund, Inc. Class A, Class B, Class C or Class Z shares and your name and individual account number. It is not necessary to call PMFS to make subsequent purchase orders using federal funds.

Issuance of Fund Shares for Securities

Transactions involving the issuance of Fund shares for securities (rather than cash) will be limited to (1) reorganizations, (2) statutory mergers, or (3) other acquisitions of portfolio securities that: (a) meet the investment objective and policies of the Fund, (b) are liquid and not subject to restrictions on resale, and (c) have a value that is readily ascertainable via listing on or trading in a recognized United States or international exchange market, and (d) are approved by the Fund’s investment advisor.

Specimen Price Make-up

Under the current distribution arrangements between the Fund and the Distributor, Class A1, shares of the Fund are sold at a maximum initial sales charge of 4.00%1, and Class B1, Class C1 and Class Z shares of the Fund are sold at NAV. Using the Fund’s NAV at December 31, 2004, the maximum offering prices of the Fund’s shares are as follows:

Class A
NAV and redemption price per Class A share	$15.32
Maximum sales charge (4.00% of offering price)	0.64

Maximum offering price to public	$15.96

Class B
NAV, offering price and redemption price per Class B share[1]	$15.36

Class C
NAV, offering price and redemption price per Class C share[1]	$15.36

Class Z
NAV, offering price and redemption price per Class Z share	$15.31

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1 Class A, Class B and Class C shares are subject to a contingent deferred sales charge on certain redemptions. See “How to Buy, Sell and Exchange Shares of the Fund—How to Sell Your Shares” in the Prospectus.

Selecting a Purchase Alternative

The following is provided to assist you in determine which share class of the Fund best suits your individual circumstances and is based on current fees and expenses being charged to the Fund.

If you intend to hold your investment in the Fund for less than 6 years and do not qualify for a reduced sales charge on Class A shares, since Class A shares are subject to a maximum initial sales charge of 4.00% and Class B shares are subject to a CDSC of 5% which declines to zero over a 6 year period, you should consider purchasing Class C shares over either Class A or Class B shares.

If you qualify for a reduced sales charge on Class A shares, you may benefit by purchasing Class A shares over either Class B or Class C shares regardless of how long you intend to hold your investment. See “Reducing or Waiving Class A’s Initial Sales Charge” in the Prospectus. However, unlike Class B shares, you would not have all of your money invested initially because the sales charge on Class A shares is deducted at the time of purchase.

Class B Shares

The offering price of Class B shares for investors choosing one of the deferred sales charge alternatives is the NAV next determined following receipt of an order in proper form by the transfer agent, your broker or the Distributor. Redemptions of Class B shares may be subject to a CDSC. See “Contingent Deferred Sales Charge” below.

The Distributor will pay, from its own resources, sales commissions of up to 4% of the purchase price of Class B shares to brokers, financial advisers and other persons who sell Class B shares at the time of sale. This facilitates the ability of the Fund to sell the Class B shares without an initial sales charge being deducted at the time of purchase. The Distributor anticipates that it will recoup its advancement of sales commissions from the combination of the CDSC and the distribution fee.

The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charge will be granted subject to confirmation of the investor’s holdings.

Class C Shares

The offering price of Class C shares is the next determined NAV. Redemptions of Class C shares may be subject to a CDSC. In connection with the sale of Class C shares, the Distributor will pay, from its own resources, brokers, financial advisers and other persons which distribute Class C shares a sales commission of up to 2% of the purchase price at the time of the sale.

Class Z Shares

Mutual Fund Programs.    Class Z shares can be purchased by participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes mutual funds as investment options and the Fund as an available option. Class Z shares also can be purchased by investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:

➢	mutual fund “wrap” or asset allocation programs, where the sponsor places fund trades, links its clients’ accounts to a master account in the sponsor’s name and charges its clients a management, consulting or other fee for its services

➢	mutual fund “supermarket” programs where the sponsor links its clients’ accounts to a master account in the sponsor’s name and the sponsor charges a fee for its services.

Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

Other Types of Investors.    Class Z shares are also available for purchase by the following categories of investors:

➢	certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the JennisonDryden or Strategic Partners mutual funds are an available investment option

➢	current and former Directors/Trustees of the JennisonDryden or Strategic Partners mutual funds (including the Fund)

➢	Prudential, with an investment of $10 million or more

➢	Class Z shares may also be purchased by qualified state tuition programs (529 plans).

Rights of Accumulation

Reduced sales charges also are available through Rights of Accumulation, under which an investor or an eligible group of related investors, as described above under “Combined Purchase and Cumulative Purchase Privilege,” may aggregate the value of their existing holdings of shares of the Fund and shares of other JennisonDryden or Strategic Partners mutual funds (excluding money market funds other than those acquired pursuant to the exchange privilege) to determine the reduced sales charge. Rights of Accumulation may be applied across the classes of shares of the JennisonDryden or Strategic Partners mutual funds. The value of shares held directly with the transfer agent and through your broker will not be aggregated to determine the reduced sales charge. The value of existing holdings for purposes of determining the reduced sales charge is calculated using the maximum offering price (net asset value plus maximum sales charge) as of the previous business day. See “Risk/Return Summary—Evaluating Performance” in the Prospectus.

The Distributor or the transfer agent must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charge will be granted subject to confirmation of the investors’ holdings.

Sale of Shares

You can redeem your shares at any time for cash at the NAV next determined after the redemption request is received in proper form (in accordance with procedures established by the transfer agent in connection with investors’ accounts) by the transfer agent, the Distributor or your broker. In certain cases, however, redemption proceeds will be reduced by the amount of any applicable CDSC, as described below. See “Contingent Deferred Sales Charge” below. If you are redeeming your shares through a broker, your broker must receive your sell order before the Fund computes its NAV for the day (at the close of regular trading on the NYSE, usually 4:00 p.m. New York time), in order to receive that day’s NAV. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day’s NAV if your order to sell is received after the close of regular trading on the NYSE. Your broker will be responsible for furnishing all necessary documentation to the Distributor and may charge you for its services in connection with redeeming shares of the Fund.

If you hold shares of the Fund through Wachovia Securities, you must redeem your shares through Wachovia Securities. Please contact your Wachovia Securities financial adviser.

In order to redeem shares, a written request for redemption signed by you exactly as the account is registered is required. If you hold certificates, the certificates must be received by the transfer agent, the Distributor or your broker in order for the redemption request to be processed. If redemption is requested by a corporation, partnership, trust or fiduciary, written evidence of authority acceptable to the transfer agent must be submitted before such request will be accepted. All correspondence and documents concerning redemptions should be sent to the Fund in care of its transfer agent, Prudential Mutual Fund Services LLC, Attention: Redemption Services, P.O. Box 8310, Philadelphia, PA 19176 to the Distributor or to your broker.

Signature Guarantee.    If the proceeds of the redemption (1) exceed $100,000, (2) are to be paid to a person other than the record owner, (3) are to be sent to an address other than the address on the transfer agent’s records, or (4) are to be paid to a corporation, partnership, trust or fiduciary and your shares are held directly with the transfer agent, the signature(s) on the redemption request, or stock power must be signature guaranteed by an “eligible guarantor institution.” An “eligible guarantor institution” includes any bank, broker-dealer, savings association or credit union. The transfer agent reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution. In the case of redemptions from a PruArray Plan, if the proceeds of the redemption are invested in another investment option of the plan in the name of the record holder and at the same address as reflected in the Transfer Agent’s records, a signature guarantee is not required.

Payment for shares presented for redemption will be made by check within seven days after receipt by the Transfer Agent, the Distributor or your broker of the written request and certificates, if issued, except as indicated below. If you hold shares through a broker, payment for shares presented for redemption will be credited to your account at your broker unless you indicate otherwise. Such payment may be postponed or the right of redemption suspended at times (1) when the NYSE is closed for other than customary weekends and holidays, (2) when trading on the NYSE is restricted, (3) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (4) during any other period when the Commission by order, so permits; provided that applicable rules and regulations of the Commission shall govern as to whether the conditions prescribed in (2), (3) or (4) exist.

Payment for redemption of recently purchased shares will be delayed until the Fund or its Transfer Agent has been advised that the purchase check has been honored, which may take up to 10 calendar days from the time of receipt of the purchase check by the Transfer Agent. Such delay may be avoided by purchasing shares by wire or by certified or cashier’s check.

Expedited Redemption Privilege.    By electing the Expedited Redemption Privilege, you may arrange to have redemption proceeds sent to your bank account. The Expedited Redemption Privilege may be used to redeem shares in an amount of $200 or more, except if an account for which an expedited redemption is requested has a net asset value of less than $200, the entire account will be redeemed. Redemption proceeds in the amount of $1,000 or more will be remitted by wire to your bank account at a domestic commercial bank which is a member of the Federal Reserve System. Redemption proceeds of less than $1,000 will be mailed by check to your designated bank account. Any applicable CDSC will be deducted from the redemption proceeds. Expedited redemption requests may be made by telephone or letter, must be received by the Fund prior to 4:00 p.m. New York time, to receive a redemption amount based on that day’s NAV and are subject to the terms and conditions as set forth in the prospectus regarding redemption of shares. In the event that regular trading on the NYSE closes before 4:00 p.m. you will receive the following day’s NAV if your order to sell is received after the close of regular trading on the NYSE. For more information, see “How to Buy, Sell and Exchange Shares of the Fund—Telephone Redemptions or Exchanges” in the prospectus. The Expedited Redemption Privilege may be modified or terminated at any time without notice. To receive further information, shareholders should contact PMFS at (800) 225-1852.

Redemption in Kind.    If the Board determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Commission. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. If your shares are redeemed in kind, you would incur transaction costs in converting the assets into cash. The Fund, however, has elected to be governed by Rule 18f-1 under the 1940 Act, under which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder.

Involuntary Redemption.    In order to reduce expenses of the Fund, the Board may redeem all of the shares of any shareholder, other than a shareholder which is an IRA or other tax-deferred retirement plan, whose account has an account value of less than $500 due to a redemption. The Fund will give such shareholders 60 days’—prior written notice in which to purchase sufficient additional shares to avoid such redemption. No CDSC will be imposed on any such involuntary redemption.

90-Day Repurchase Privilege.    If you redeem your shares and have not previously exercised the repurchase privilege, you may reinvest any portion or all of the proceeds of such redemption in shares of the Fund at the NAV next determined after the order is received, which must be within 90 days after the date of the redemption. Any CDSC paid in connection with such redemption will be credited (in shares) to your account. (If less than a full repurchase is made, the credit will be on a pro rata basis). You must notify the transfer agent, either directly or through the Distributor or your broker, at the time the repurchase privilege is exercised, to adjust your account for the CDSC you previously paid. Thereafter, any redemptions will be subject to the CDSC applicable at the time of the redemption. See “Contingent Deferred Sales Charge” below.

Contingent Deferred Sales Charge

Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a 1% CDSC. Redemptions of Class B shares will be subject to a CDSC declining from 5% to zero over a six-year period. Class C shares redeemed within 12 months of purchase (18 months if purchased prior to February 2, 2004) will be subject to a 1% CDSC. The CDSC will be deducted from the redemption proceeds and reduce the amount paid to you. The CDSC will be imposed on any redemption that reduces the current value of your Class A, Class B or Class C shares to an amount which is lower than the amount of all payments by you for shares during the preceding 12 months in the case of Class A shares (in certain cases), 6 years in the case of Class B shares, and 12 months in the case of Class C shares (18 months if purchased prior to February 2, 2004). A CDSC will be applied on the lesser of the original purchase price or the current value of the shares being redeemed. Increases in the value of your shares or shares acquired through reinvestment of dividends or distributions are not subject to a CDSC. The amount of any CDSC will be paid to and retained by the Distributor. If you purchased or hold your shares through a broker, third party administrator or other authorized entity that maintains subaccount recordkeeping, any applicable CDSC that you will pay will be calculated and reported to PMFS by such broker, administrator or other authorized entity.

The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month. The CDSC will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund. See “Shareholder Investment Account—Exchange Privilege” below.

The following table sets forth the rates of the CDSC applicable to redemptions of Class B shares:

Year Since Purchase Payment Made	Contingent Deferred Sales Charge as a Percentage of Dollars Invested or Redemption Proceeds
First	5.0%
Second	4.0%
Third	3.0%
Fourth	2.0%
Fifth	1.0%
Sixth	1.0%
Seventh	None

In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in NAV above the total amount of payments for the purchase of Class A shares made during the preceding 12 months, 6 years for Class B shares and 12 months for Class C shares (18 months if purchased prior to February 2, 2004); then of amounts representing the cost of shares held beyond the applicable CDSC period; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

For example, assume you purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, you acquired 5 additional Class B shares through dividend reinvestment. During the second year after the purchase you decided to redeem $500 of your investment. Assuming at the time of the redemption the NAV had appreciated to $12 per share, the value of your Class B shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

For federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.

Waiver of Contingent Deferred Sales Charge—Class B Shares.    The CDSC will be waived in the case of a redemption following the death or disability of a shareholder or, in the case of a trust account, following the death or disability of the grantor. The waiver is available for total or partial redemptions of shares owned by a person, either individually or in joint tenancy at the time of death or initial determination of disability, provided that the shares were purchased prior to death or disability.

In addition, the CDSC will be waived on redemptions of shares held by Directors of the Fund.

You must notify the transfer agent either directly or through your broker, at the time of redemption, that you are entitled to waiver of the CDSC and provide the transfer agent with such supporting documentation as it may deem appropriate. The waiver will be granted subject to confirmation of your entitlement.

In connection with these waivers, the transfer agent will require you to submit the supporting documentation set forth below.

Category of Waiver	Required Documentation
Death	A copy of the shareholder’s death certificate or, in the case of a trust, a copy of the grantor’s death certificate, plus a copy of the trust agreement identifying the grantor.

Disability—An individual will be considered disabled if he or she is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration.	A copy of the Social Security Administration award letter
or a letter from a physician on the physician’s letterhead
stating that the shareholder (or, in the case of a trust,
the grantor) (a copy of the trust agreement identifying
the grantor will be required as well) is permanently
disabled. The letter must also indicate the date of
disability.

PMFS reserves the right to request such additional documents as it may deem appropriate.

Systematic Withdrawal Plan.    The CDSC will be waived (or reduced) on certain redemptions effected through the Systematic Withdrawal Plan. On an annual basis, up to 12% of the total dollar amount subject to the CDSC may be redeemed without charge. The transfer agent will calculate the total amount available for this waiver annually on the anniversary date of your purchase or, for shares purchased prior to March 1, 1997, on March 1 of the current year. The CDSC will be waived (or reduced) on redemptions until this threshold 12% is reached. The Systematic Withdrawal Plan is not available to participants in certain retirement plans. Please contact PMFS for more details.

Conversion Feature—Class B Shares

Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Conversions will be effected at relative net asset value without the imposition of any additional sales charge.

Since the Fund tracks amounts paid rather than the number of shares bought on each purchase of Class B shares, the number of Class B shares eligible to convert to Class A shares (excluding shares acquired through the automatic reinvestment of dividends and other distributions) (the Eligible Shares) will be determined on each conversion date in accordance with the following formula: (i) the ratio of (a) the amounts paid for Class B shares purchased at least seven years prior to the conversion date to (b) the total amount paid for all Class B shares purchased and then held in your account (ii) multiplied by the total number of Class B shares purchased and then held in your account. Each time any Eligible Shares in your account convert to Class A shares, all shares or amounts representing Class B shares then in your account that were acquired through the automatic reinvestment of dividends and other distributions will convert to Class A shares.

For purposes of determining the number of Eligible Shares, if the Class B shares in your account on any conversion date are the result of multiple purchases at different net asset values per share, the number of Eligible Shares calculated as described above will generally be either more or less than the number of shares actually purchased approximately seven years before such conversion date. For example, if 100 shares were initially purchased at $10 per share (for a total of $1,000) and a second purchase of 100 shares was subsequently made at $11 per share (for a total of $1,100), 95.24 shares would convert approximately seven years from the initial purchase (that is, $1,000 divided by $2,100 (47.62%), multiplied by 200 shares equals 95.24 shares). The Manager reserves the right to modify the formula for determining the number of Eligible Shares in the future as it deems appropriate on notice to shareholders.

Since annual distribution-related fees are lower for Class A shares than Class B shares, the per share NAV of the Class A shares may be higher than that of the Class B shares at the time of conversion. Thus, although the aggregate dollar value will be the same, you may receive fewer Class A shares than Class B shares converted.

For purposes of calculating the applicable holding period for conversions, all payments for Class B shares during a month will be deemed to have been made on the last day of the month, or for Class B shares acquired through exchange, or a series of exchanges, on the last day of the month in which the original payment for purchases of such Class B shares was made. For Class B shares previously exchanged for shares of a money market fund, the time period during which such shares were held in the money market fund will be excluded. For example, Class B shares held in a money market fund for one year would not convert to Class A shares until approximately eight years from purchase. For purposes of measuring the time period during which shares are held in a money market fund, exchanges will be deemed to have been made on the last day of the month. Class B shares acquired through exchange will convert to Class A shares after expiration of the conversion period applicable to the original purchase of such shares.

Class B shares acquired through the reinvestment of dividends or distributions will be converted to Class A shares according to the procedures utilized by the broker-dealer through which the Class B shares were purchased, if the shares are carried on the books of that broker-dealer and the broker-dealer provides subaccounting services to the Fund. Otherwise, the procedures utilized by PMFS, or its affiliates, will be used. The use of different procedures may result in a timing differential in the conversion of Class B shares acquired through the reinvestment of dividends and distributions.

The conversion feature may be subject to the continuing availability of opinions of counsel or rulings of the Internal Revenue Service (1) that the dividends and other distributions paid on Class A, Class B, Class C and Class Z shares will not constitute “preferential dividends” under the Internal Revenue Service Code and (2) that the conversion of shares does not constitute a taxable event. The conversion of Class B shares into Class A shares may be suspended if such opinions or rulings are no longer available. If conversions are suspended, Class B shares of the Fund will continue to be subject, possibly indefinitely, to their higher annual distribution and service fee. Shareholders should consult their tax advisers regarding the state and local tax consequences of the conversion or exchange of shares.

SHAREHOLDER INVESTMENT ACCOUNT

Upon the initial purchase of Fund shares, a Shareholder Investment Account is established for each investor under which a record of the shares is maintained by the transfer agent. If a share certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the account at any time. There is no charge to the investor for issuance of a certificate. The Fund makes available to shareholders the following privileges and plans.

Automatic Reinvestment of Dividends and/or Distributions

For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of the Fund at net asset value per share. An investor may direct the Transfer Agent in writing not less than five full business days prior to the record date to have subsequent dividends and/or distributions sent to him or her in cash rather than reinvested. In the case of recently purchased shares for which registration instructions have not been received by the record date, cash payment will be made directly to the broker. Any shareholder who receives dividends or distributions in cash may subsequently reinvest any such dividends or distributions at NAV by returning the check to the Transfer Agent within 30 days after the payment date. Such reinvestment will be made at the NAV per share next determined after receipt of the check by the Transfer Agent. Shares purchased with reinvested dividends and/or distributions will not be subject to a CDSC upon redemption.

Exchange Privilege

The Fund makes available to its shareholders the privilege of exchanging their shares of the Fund for shares of certain other JennisonDryden or Strategic Partners mutual funds, including one or more specified money market funds, subject in each case to the minimum investment requirements of such funds. Shares of such other JennisonDryden or Strategic Partners mutual funds may also be exchanged for shares, respectively, of the Fund. An exchange is treated as a redemption and purchase for federal income tax purposes. All exchanges are made on the basis of the relative NAV next determined after receipt of an order in proper form. An exchange will be treated as a redemption and purchase for tax purposes. Shares may be exchanged for shares of another fund only if shares of such fund may legally be sold under applicable state laws.

It is contemplated that the Exchange Privilege may be applicable to new JennisonDryden and Strategic Partners mutual funds whose shares may be distributed by the Distributor.

In order to exchange shares by telephone, you must authorize telephone exchanges on your initial application form or by written notice to the transfer agent and hold shares in non-certificate form. Thereafter, you may call the Fund at (800) 225-1852 to execute a telephone exchange of shares, on weekdays, except holidays, between the hours of 8:00 a.m. and 6:00 p.m., New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. Neither the Fund nor its agents will be liable for any loss, liability or cost which results from acting upon instructions reasonably believed to be genuine under the foregoing procedures. All exchanges will be made on the basis of the relative NAV of the two funds next determined after the request is received in good order.

If you hold shares through Wachovia Securities, you must exchange your shares by contacting your Wachovia Securities financial adviser.

If you hold certificates, the certificates must be returned in order for the shares to be exchanged.

You may also exchange shares by mail by writing to Prudential Mutual Fund Services LLC, Attention: Exchange Processing, P.O. Box 8157, Philadelphia, PA 19176.

In periods of severe market or economic conditions, the telephone exchange of shares may be difficult to implement and you should make exchanges by mail by writing to Prudential Mutual Fund Services LLC at the address noted above.

Class A.    Shareholders of the Fund may exchange their Class A shares for Class A shares of certain other JennisonDryden or Strategic Partners mutual funds and shares of the money market funds specified below. No fee or sales load will be imposed upon the exchange. Shareholders of money market funds who acquired such shares upon exchange of Class A shares may use the exchange privilege only to acquire Class A shares of the JennisonDryden or Strategic Partners mutual funds participating in the exchange privilege.

The following money market funds participate in the Class A exchange privilege:

Dryden Government Securities Trust

(Money Market Series)

MoneyMart Assets, Inc.

Dryden Tax-Free Money Fund

Class B and Class C.    Shareholders of the Fund may exchange their Class B and Class C shares of the Fund for Class B and Class C shares, respectively, of certain other JennisonDryden or Strategic Partners mutual funds and shares of Special Money Market Fund, Inc. (Special Money Fund), a money market mutual fund. No CDSC will be payable upon such exchange of Class B and Class C shares, but a CDSC will be payable upon the redemption of Class B shares acquired as a result of the exchange. The applicable sales charge will be that imposed by the fund in which shares were initially purchased and the purchase date will be deemed to be the first day of the month after the initial purchase, rather than the date of the exchange.

Class B and Class C shares of the Fund may also be exchanged for shares of Special Money Fund without imposition of any CDSC at the time of exchange. Upon subsequent redemption from such money market fund or after re-exchange into the Fund, such shares may be subject to the CDSC calculated by excluding the time such shares were held in the money market fund. In order to minimize the period of time in which shares are subject to a CDSC, shares exchanged out of the money market fund will be exchanged on the basis of their remaining holding periods, with the longest remaining holding periods being exchanged first. In measuring the time period shares are held in a money market fund and “tolled” for purposes of calculating the CDSC holding period, exchanges are deemed to have been made on the last day of the month. Thus, if shares are exchanged into the Fund from a money market fund during the month (and are held in the Fund at the end of the month), the entire month will be included in the CDSC holding period. Conversely, if shares are exchanged into a money market fund prior to the last day of the month (and are held in the money market fund on the last day of the month), the entire month will be excluded from the CDSC holding period. For purposes of calculating the seven year holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded.

At any time after acquiring shares of other funds participating in the Class B or Class C Exchange Privilege the shareholder may again exchange those shares (and any reinvested dividends and distributions) for Class B or Class C shares of the Fund without subjecting such shares to any CDSC. Shares of any fund participating in the Class B or Class C exchange privilege that were acquired through reinvestment of dividends or distributions may be exchanged for Class B or Class C shares of other funds, respectively, without being subject to any CDSC.

Class Z.    Class Z shares may be exchanged for Class Z shares of other JennisonDryden or Strategic Partners mutual funds.

Special Exchange Privileges.    A special exchange privilege is available for shareholders who qualify to purchase Class Z shares. Shareholders who qualify to purchase Class Z shares will have their Class B and Class C shares which are not subject to a CDSC and their Class A shares exchanged for Class Z shares on a quarterly basis. Eligibility for this exchange privilege will be calculated on the business day prior to the date of the exchange. Amounts representing Class B or Class C shares which are not subject to a CDSC include the following: (1) amounts representing Class B or Class C shares acquired pursuant to the automatic reinvestment of dividends and distributions, (2) amounts representing the increase in the net asset value above the total amount of payments for the purchase of Class B or Class C shares and (3) amounts representing Class B or Class C shares held beyond the applicable CDSC period. Class B and Class C shareholders must notify the Transfer Agent either directly or through Wachovia Securities, Pruco or another broker that they are eligible for this special exchange privilege.

Participants in any fee-based program for which the Fund is an available option will have their Class A shares, if any, exchanged for Class Z shares when they elect to have those assets become a part of the fee-based program. Upon leaving the program (whether voluntarily or not), such Class Z shares (and, to the extent provided for in the program, Class Z shares acquired through participation in the program) will be exchanged for Class A shares at net asset value.

Additional details about the exchange privilege and prospectuses for each of the JennisonDryden or Strategic Partners mutual funds are available from the Fund’s transfer agent, the Distributor or your broker. The exchange privilege may be modified, terminated or suspended on sixty days’ notice, and any fund, including the Fund, or the Distributor, has the right to reject any exchange application relating to such fund’s shares.

Dollar Cost Averaging

Dollar cost averaging is a method of accumulating shares by investing a fixed amount of dollars in shares at set intervals. An investor buys more shares when the price is low and fewer shares when the price is high. The average cost per share is lower than it would be if a constant number of shares were bought at set intervals.

Dollar cost averaging may be used, for example, to plan for retirement, to save for a major expenditure, such as the purchase of a home, or to finance a college education. The cost of a year’s education at a four-year college today averages around $24,728 at a private college and around $9,663 at a public university. Assuming these costs increase at a rate of 7% a year, the cost of one year at a private college could reach $45,463 and over $17,765 at a public university in 10 years.1

The following chart shows how much you would need in monthly investments to achieve specified lump sums to finance your investment goals.2

Period of Monthly Investments:	$100,000	$150,000	$200,000	$250,000
25 Years	$105	$158	$210	$263
20 Years	170	255	340	424
15 Years	289	433	578	722
10 Years	547	820	1,093	1,366
5 Years	1,361	2,041	2,721	3,402

See “Automatic Investment Plan” below.

1Source: The College Board Trends in College Pricing 2002. Average costs include tuition, fees, room and board for the 2002-2003 academic year.

2The chart assumes an effective rate of return of 8% (assuming monthly compounding). This example is for illustrative purposes only and is not intended to reflect the performance of an investment in shares of the Fund. The investment return and principal value of an investment will fluctuate so that an investor’s shares when redeemed may be worth more or less than their original cost.

Automatic Investment Plan (AIP)

Under AIP, an investor may arrange to have a fixed amount automatically invested in shares of the Fund by authorizing his or her bank account or brokerage account (including a Wachovia Securities COMMAND Account) to be debited to invest specified dollar amounts for subsequent investment into the Fund. The investor’s bank must be a member of the Automated Clearing House System.

Further information about this program and an application form can be obtained from the transfer agent, the Distributor or your broker.

Systematic Withdrawal Plan

A systematic withdrawal plan is available to shareholders having shares of the Fund held through the Distributor, the transfer agent or your broker. The Systematic Withdrawal Plan provides for monthly, quarterly, semi-annual or annual redemption checks in any amount, except as provided below, up to the value of the shares in the shareholder’s account. Systematic withdrawals of Class A (in certain cases), Class B or Class C shares may be subject to a CDSC.

In the case of shares held through the transfer agent all dividends and/or distributions must be automatically reinvested in additional full and fractional shares of the Fund in order for the shareholder to participate in the plan. See “Automatic Reinvestment of Dividends and/or Distributions” above.

The transfer agent, or your broker acts as agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the systematic withdrawal. The Systematic Withdrawal Plan may be terminated at any time, and the Distributor reserves the right to initiate a fee of up to $5 per withdrawal, upon 30 days’ written notice to the shareholder.

Systematic withdrawals should not be considered as dividends, yield, or income. If systematic withdrawals continuously exceed reinvested dividends and distributions, the shareholder’s original investment will be correspondingly reduced and ultimately exhausted.

Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized generally must be recognized for federal income tax purposes. In addition, withdrawals made concurrently with purchases of additional shares are inadvisable because of the sales charge applicable to (i) the purchase of Class A shares and (ii) the redemption of Class A (in certain cases), Class B and Class C shares. Each shareholder should consult his or her own tax adviser with regard to the tax consequences of the Systematic Withdrawal Plan.

Mutual Fund Programs

From time to time, the Fund may be included in a mutual fund program with other JennisonDryden and Strategic Partners mutual funds. Under such a program, a group of portfolios will be selected and thereafter marketed collectively. Typically, these programs are created with an investment theme, such as pursuit of greater diversification, protection from interest rate movements or access to different management styles. In the event such a program is instituted, there may be a minimum investment requirement for the program as a whole. The Fund may waive or reduce the minimum initial investment requirements in connection with such a program.

The mutual funds in the program may be purchased individually or as part of the program. Since the allocation of portfolios included in the program may not be appropriate for all investors, investors should consult their Wachovia Securities Financial Advisor, or Prudential Financial Professional, or other broker concerning the appropriate blend of portfolios for them. If investors elect to purchase the individual mutual funds that constitute the program in an investment ratio different from that offered by the program, the standard minimum investment requirements for the individual mutual funds will apply.

NET ASSET VALUE

The net asset value (NAV) per share is the net worth of the Fund (assets, including securities at value, minus liabilities) divided by the number of shares outstanding. NAV is calculated separately for each class. The Fund will compute its NAV once each business day at the close of regular trading on the NYSE, usually 4:00 p.m. New York time. For purposes of computing the Funds’ NAV, the Fund will value the Funds’ futures contracts generally 15 minutes after the close of regular trading on the NYSE. The Fund may not compute its NAV on days on which no orders to purchase, sell or exchange Fund shares have been received or on days on which changes in the value of the Fund’s portfolio securities do not affect materially its NAV. The NYSE is closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Portfolio securities for which market quotations are readily available are valued at their bid quotations. Portfolio securities for which reliable market quotations are not readily available or for which the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager or Subadviser, (or Valuation Committee or Board of Directors) does not represent fair value (Fair Value Securities), are valued by the Valuation Committee or Board in consultation with the Manager or Subadviser, including, as applicable, their portfolio managers, traders, research and credit analysts, and legal and compliance personnel, on the basis of the following factors: the nature of any restrictions on disposition of the securities; assessment of the general liquidity/illiquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investments; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst, media or other reports or information deemed reliable by the Manager or Subadviser regarding the issuer or the markets or industry in which it operates; other analytical data; consistency with valuation of similar securities held by other JennisonDryden or Strategic Partners mutual funds; and such other factors as may be determined by the Subadviser, Manager, Board or Valuation Committee to materially affect the value of the security. Fair Value Securities may include, but are not limited to, the following: certain private placements and restricted securities that do not have an active trading market; securities whose trading has been suspended or for which market quotes are no longer available; debt securities that have recently gone into default and for which there is no current market; securities whose prices are stale; securities affected by significant events; and securities that the Subadviser or the Manager believes were priced incorrectly.

A “significant event” (which includes, but is not limited to, an extraordinary political or market event) is an event that the Subadviser or the Manager believes with a reasonably high degree of certainty has caused the closing market prices of the Fund portfolio securities to no longer reflect their value at the time of the Fund NAV calculation. On a day that the Manager may determine that one or more of the Fund portfolio securities constitute Fair Value Securities, the Manager may determine the fair value of these securities without the supervision of the Fund’s Valuation Committee if the fair valuation of all such securities results in a change of less than $0.01 to the Fund’s NAV and the Manager presents these valuations to the Board for its ratification. Short-term debt securities are valued at cost, with interest accrued or discount amortized to the date of maturity, if their original maturity was 60 days or less, unless this is determined by the Board not to represent fair value. Short-term securities with remaining maturities of more than 60 days, for which market quotations are readily available are valued at their current market quotations as supplied by an independent pricing agent or principal market maker. Securities included on the Nasdaq market are valued at the Nasdaq official closing price (NOCP) on the day of valuation, or if there was no NOCP, at the last sale price. Nasdaq market securities for which there was no NOCP or last sale price are valued at the mean between the last bid and asked prices on the day of valuation, or the last bid price in the absence of an asked price.

Under the 1940 Act, the Board is responsible for determining in good faith the fair value of securities of the Fund. Securities for which reliable market quotations are not available or for which the pricing agent or principal market maker does not provide a valuation or provides a valuation that, in the judgment of the Subadviser or Manager, does not present fair value, shall be valued in accordance with the following procedures: At the time of purchase, the duration of the security is to be determined. A Treasury issue (or similar security or index for which market quotes are readily available) (the “Proxy”) of similar duration will then be selected to serve as a Proxy for the price movements of the security. The price of the security will fluctuate exactly as does the Proxy while maintaining the initial price spread constant. The duration of the security will be reviewed once a month by one or more of the portfolio managers, and at any other time that a portfolio manager believes that there may have been a material change in the duration of the security. Should the duration change, another security or index of similar duration will be chosen to serve as proxy, at which point the price spread will be determined. In addition, the validity of the pricing methodology will be monitored by (i) comparing the actual sales proceeds of the security to its price reported by the Fund at the time of the sale and (ii) periodically obtaining actual market quotes for the security.

As long as the Fund declares dividends daily, the net asset value of the Class A, Class B, Class C and Class Z shares of the Fund will generally be the same. It is expected, however, that the dividends, if any, will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.

TAXES, DIVIDENDS AND DISTRIBUTIONS

The following is intended to be a general summary of certain U.S. federal income tax consequences of investing in the Fund. It is not intended to be a complete discussion of all such federal income tax consequences, nor does it purport to deal with all categories of investors. INVESTORS ARE THEREFORE ADVISED TO CONSULT WITH THEIR OWN TAX ADVISERS BEFORE MAKING AN INVESTMENT IN THE FUND.

The Fund will declare a dividend immediately prior to 4:00 p.m., New York time, on each day that net asset value per share of the Fund is determined of all of the daily net income of the Fund to shareholders of record of the Fund as of 4:00 p.m., New York time, of the preceding business day. The amount of the dividend may fluctuate from day to day. Unless otherwise requested by the shareholder, dividends are automatically reinvested monthly in additional full or fractional shares of the Fund at net asset value per share. The dividend payment date is on or about the 25th day of each month, although the Fund reserves the right to change this date without further notice to shareholders. Shareholders may elect to receive dividends in cash each month by completing the appropriate section on the Application Form or by notifying PMFS, the Transfer Agent, at least five business days prior to the payable date. Cash distributions are paid by check within five business days after the dividend payment date.

The Fund intends to distribute to shareholders of record monthly dividends consisting of all of the net investment income of the Fund. Capital gains, if any, of the Fund will be distributed at least annually.

The Fund is qualified as, intends to remain qualified as, and has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (Internal Revenue Code). Under the Internal Revenue Code, the Fund is not subject to federal income taxes on the taxable income that it distributes to shareholders, provided that at least 90% of its net taxable investment income and net short-term capital gains in excess of net long-term capital losses and 90% of its net tax-exempt interest income in each taxable year is so distributed. Qualification of the Fund as a regulated investment company under the Internal Revenue Code generally requires, among other things, that the Fund (a) derive at least 90% of its annual gross income from dividends, interest, payments with respect to certain securities loans and gains from the sale or other disposition of stocks, securities or foreign currencies or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in stocks, securities and currencies; (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash, U.S. Government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the market value of the Fund’s assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies) and (c) the Fund distribute to its shareholders at least 90% of its net investment income and net short-term capital gains (that is, the excess of net short-term capital gains over net long-term capital losses) and 90% of its net tax-exempt interest income in each year. The Fund intends to comply with the provisions of the Internal Revenue Code that require at least 50% of the value of its total assets at the close of each quarter of its taxable year to consist of obligations the interest on which is exempt from federal income tax in order to pass through tax-exempt income to its shareholders.

The Fund will be subject to a nondeductible 4% excise tax if it does not distribute 98% of its ordinary taxable income on a calendar year basis and 98% of its capital gains on an October 31 year-end basis. The Fund intends to distribute its income and capital gains in the manner necessary to avoid imposition of the 4% excise tax. Dividends and distributions generally are taxable to shareholders in the year in which they are received or accrued; however, dividends declared in October, November or December payable to shareholders of record on a specified date in October, November and December or paid in the following January will be treated as having been paid by the Fund and received by shareholders in such prior year. Under this rule, a shareholder may be taxed in one year on dividends or distributions actually received in January of the following year.

Gains or losses on sales of securities by the Fund will be treated as capital gains or losses the character of which will depend upon the Fund’s holding period of the securities. The acquisition of a put by the Fund may affect the holding period of securities held by the Fund. Certain financial futures contracts held by the Fund will be required to be “marked to market” for federal income tax purposes, that is, treated as having been sold at their fair market value on the last business day of the Fund’s taxable year. Any gain or loss recognized on actual or deemed sales of these financial futures contracts will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Any net mark-to-market gains realized by the Fund may be subject to distribution requirements referred to above, even though the Fund may receive no corresponding cash amounts, possibly requiring the disposition of portfolio securities or borrowing to obtain the necessary cash. The Fund may be required to defer the recognition of losses on financial futures contracts to the extent of any unrecognized gains on related positions held by the Fund.

The Fund’s gains and losses on the sale, lapse, or termination of call options it holds on financial futures contracts will generally be treated as gains and losses from the sale of financial futures contracts. If call options written by the Fund expire unexercised, the premiums received by the Fund will give rise to short-term capital gains at the time of expiration. The Fund may also have short-term gains and losses associated with closing transactions with respect to call options written by the Fund. If call options written by the Fund are exercised, the selling price of the financial futures contract is increased by the amount of the premium received by the Fund, and the character of the capital gain or loss on the sale of the futures contract depends on the contract’s holding period.

Upon the exercise of a put held by the Fund, the premium initially paid for the put is offset against the amount received for the futures contract, bond or note sold pursuant to the put thereby decreasing any gain (or increasing any loss) realized on the sale. Generally, such gain or loss is capital gain or loss, the character of which depends on the holding period of the futures contract, bond or note. However, in certain cases in which the put is not acquired on the same day as the underlying securities acquired by the Fund, gain on the exercise, sale or disposition of the put is short-term capital gain. If a put is sold prior to exercise, any gain or loss recognized by the Fund would be long-term or short-term capital gain or loss, depending on the holding period of the put. If a put expires unexercised, the Fund would realize short-term or long-term capital loss, depending on the holding period of the put, in an amount equal to the premium paid for the put. In certain cases in which the put and securities identified to be used upon its exercise are acquired on the same day, however, the premium paid for the unexercised put is added to the basis of the identified securities.

The Fund may purchase debt securities that contain original issue discount. Original Issue discount that accrues in a taxable year is treated as income earned by the Fund and therefore is subject to the distribution requirements of the Internal Revenue Code. Because the original issue discount income earned by the Fund in a taxable year may not be represented by cash income, the Fund may have to dispose of other securities or borrow and use the proceeds to make distributions to satisfy the Internal Revenue Code’s distribution requirements. In addition, investment by the Fund in certain asset backed securities and contingent payment and inflation indexed debt instruments also may increase or accelerate recognition of income by the Funds including the recognition of taxable income in excess of the cash generated by such investments.

Gain or loss realized by the Fund from the sale of securities generally will be treated as capital gain or loss; however, gain from the sale of certain securities (including municipal obligations) will be treated as taxable ordinary income to the extent of any “market discount.” Market discount generally is the difference, if any, between the price paid by the Fund for the security and the principal amount of the security (or, in the case of a security issued at an original issue discount, the revised issue price of the security). The market discount rule does not apply to any security that was acquired by the Fund at its original issue price.

If any net capital gains from the sale of assets held for more than one year in excess of net short-term capital losses are retained by the Fund for investment, requiring federal income taxes to be paid thereon by the Fund, the Fund will elect to treat such capital gains as having been distributed to shareholders. As a result, shareholders will be taxed on such amounts as capital gains, will be able to claim their proportionate share of the federal income taxes paid by the Fund on such gains as a credit against their own federal income tax liabilities, and will be entitled to increase the adjusted tax basis of their shares by the differences between their pro rata share of such gains and their tax credit.

Subchapter M permits the character of tax-exempt interest distributed by a regulated investment company to flow through as tax-exempt interest to its shareholders provided that 50% or more of the value of its assets at the end of each quarter of its taxable year is invested in state, municipal or other obligations the interest on which is exempt for federal income tax purposes. However, income realized by the Fund in respect of the swaps on municipal obligations is subject to federal income tax. Distributions to shareholders of tax-exempt interest earned by the Fund for the taxable year are not subject to federal income tax (except for possible application of the alternative minimum tax). Interest from certain private activity and other bonds is treated as an item of tax preference for purposes of the alternative minimum tax on individuals and the alternative minimum tax on corporations. To the extent interest on such bonds is distributed to shareholders of the Fund, shareholders will be subject to the alternative minimum tax on such distributions. Moreover, exempt-interest dividends, whether or not on private activity bonds, that are held by corporations will be taken into account (i) in determining the alternative minimum tax imposed on 75% of the excess of adjusted current earnings over alternative minimum taxable income, and (ii) in determining the foreign branch profits tax imposed on the effectively connected earnings and profits (with adjustments) of United States branches of foreign corporations. Entities or persons who are “substantial users” (or related persons) of facilities financed by private activity bonds should consult their tax advisers before purchasing shares of the Fund.

Distributions of taxable net investment income and of the excess of net short-term capital gains over net long-term capital losses are taxable to shareholders as ordinary income and will not constitute “qualified dividend income” eligible for long-term capital gain rates. None of the income distributions of the Fund will be eligible for the deduction for dividends received by corporations.

Any net capital gains (that is, the excess of net capital gains from the sale of assets held for more than one year over net short-term capital losses) distributed to shareholders will be taxable as capital gains to the shareholders, whether or not reinvested and regardless of the length of time a shareholder has owned his or her shares. The maximum capital gains rate for individuals with respect to asset gains recognized by the Fund is generally 15%. The maximum capital gains rate for corporate shareholders currently is the same as the maximum tax rate for ordinary income. Distributions of tax-exempt interest must also be reported. Under federal income tax law, the Fund will be required to report to the Internal Revenue Service all distributions of taxable income and capital gains as well as gross proceeds from the redemption or exchange of shares of the Fund, except in the case of certain exempt shareholders. Under the backup withholding provisions of the Internal Revenue Code, all proceeds from the redemption or exchange of shares are subject to withholding of federal income tax currently at the rate of 28% in the case of nonexempt shareholders who fail to furnish the Fund with their correct taxpayer identification numbers on IRS Form W-9 and with required certifications regarding their status under the federal income tax law. Such withholding is also required on all distributions by the Fund unless the Fund reasonably estimated that at least 95% of its distributions during the taxable year are comprised of exempt-interest dividends. If the withholding provisions are applicable, any taxable distributions and proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Investors may wish to consult their tax advisers about the applicability of the backup withholding provisions. Distributions of taxable investment income, including short-term capital gains, to foreign shareholders generally will be subject to a withholding tax at the rate of 30% (or lower treaty rate). However, pursuant to recently enacted legislation, for taxable years beginning after December 31, 2004 and before January 1, 2008, certain “interest-related dividends” and “short-term capital gain dividends” paid by the Fund to a foreign shareholder would be eligible for an exemption from the 30% U.S. withholding tax. Interest-related dividends generally are dividends derived from certain interest income earned by the Fund that would not be subject to such tax if earned by a foreign shareholder directly. Short-term capital gain dividends generally are dividends derived from the excess of the Fund’s net short-term capital gains over net long-term capital losses.

Interest on indebtedness incurred or continued by a shareholder, whether a corporation or an individual, to purchase or carry shares of the Fund is not deductible to the extent that distributions from the Fund are exempt from federal income tax. The Treasury has the authority to issue regulations which would disallow the interest deduction if incurred to purchase or carry shares of the Fund owned by the taxpayer’s spouse, minor child or an entity controlled by the taxpayer.

Any gain or loss realized upon a sale or redemption of shares of the Fund by a shareholder who is not a dealer in securities will be treated as capital gain or loss. Any such capital gain or loss be treated as a long-term capital gain or loss if the shares were held for more than one year. Shareholders who have held their shares for six months or less will be subject to a disallowance of losses from the sale or exchange of those shares to the extent of any exempt-interest dividends received by the shareholders on such shares and, if such losses are not disallowed, they will be treated as long-term capital losses to the extent of any distribution of long-term capital gains received by the shareholders with respect to such shares.

Any loss realized on a sale, redemption or exchange of shares of the Fund by a shareholder will be disallowed to the extent the shares are replaced within a 61-day period (beginning 30 days before and ending 30 days after the disposition of shares). Shares purchased pursuant to the reinvestment of a dividend will constitute a replacement of shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

Under certain circumstances, a shareholder who acquires shares of the Fund and sells or otherwise disposes of such shares within 90 days of acquisition may not be allowed to include certain sales charges incurred in acquiring such shares for purposes of calculating gain or loss realized upon a sale or exchange of shares of the Fund.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on certain state and municipal obligations. It can be expected that similar proposals may be introduced in the future. Such proposals, if enacted, may further limit the availability of state or municipal obligations for investment by the Fund and the value of portfolio securities held by the Fund may be adversely affected.

The Fund may be subject to state or local tax in certain other states where it is deemed to be doing business. Further, in those states which have income tax laws, the tax treatment of the Fund and of shareholders of the Fund with respect to distributions by the Fund may differ from federal tax treatment. The exemption of interest income for federal income tax purposes may not result in similar exemption under the laws of a particular state or local taxing authority. The Fund will report annually to its shareholders the percentage and source, on a state-by-state basis, of interest income on Municipal Bonds received by the Fund during the preceding year and on other aspects of the federal income tax status of distributions made by the Fund. Shareholders are urged to consult their own tax advisers regarding specific questions as to federal, state or local taxes.

PERFORMANCE INFORMATION

Yield.    The Fund may from time to time advertise its yield as calculated over a 30-day period. Yield is determined separately for Class A, Class B, Class C and Class Z shares. The yield will be computed by dividing the Fund’s net investment income per share earned during this 30-day period by the net asset value per share on the last day of this period.

Yield is calculated according to the following formula:

YIELD = 2 [ ( a  —  b +1)6-1]

cd

Where:  a = dividends and interest earned during the period.

b = expenses accrued for the period (net of reimbursements).

c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

d = the maximum offering price per share on the last day of the period.

Yield fluctuates and an annualized yield quotation is not a representation by the Fund as to what an investment in the Fund will actually yield for any given period. Yield for the Fund will vary based on a number of factors including change in NAV, market conditions, the level of interest rates and the level of Fund income and expenses.

Tax Equivalent Yield.    The Fund may also calculate the tax equivalent yield over a 30-day period. The tax equivalent yield is determined separately for Class A, Class B, Class C and Class Z shares. The tax equivalent yield will be determined by first computing the yield as discussed above. The Fund will then determine what portion of the yield is attributable to securities, the income of which is exempt for federal income tax purposes. This portion of the yield will then be divided by one minus 35.0% (the assumed maximum tax rate for individual taxpayers not subject to Alternative Minimum Tax) and then added to the portion of the yield that is attributable to other securities.

Tax equivalent yield is calculated according to the following formula:

TAX EQUIVALENT YIELD =       Yield

  1-.350

Average Annual Total Return.    The Fund may also from time to time advertise its average annual total return. Average annual total return is determined separately for Class A, Class B, Class C and Class Z shares. See “Risk/Return Summary—Evaluating Performance” in the Fund’s Prospectus.

Average annual total return is computed according to the following formula:

P(1+T)n = ERV

Where:  P = a hypothetical initial payment of $1000.

T = average annual total return.

n = number of years.

ERV = Ending Redeemable Value at the end of the 1-, 5- or 10-year periods (or fractional portion thereof) of a hypothetical $1000 payment made at the beginning of the 1-, 5- or 10-year periods.

Average annual total return assumes reinvestment of all distributions and takes into account any applicable initial or contingent deferred sales charges but does not take into account any federal or state income taxes that may be payable upon redemption.

Average Annual Total Return (After Taxes on Distributions).

Average annual total return (after taxes on distributions) is computed according to the following formula:

P(1 + T)n = ATVD

Where: P = a hypothetical initial payment of $1,000.

T = average annual total return (after taxes on distributions).

n = number of years.

ATVD = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods at the end of the 1-, 5- or 10-year periods (or fractional portion thereof), after taxes on fund distributions but not after taxes on redemption.

Average annual total return (after taxes on distributions) assumes reinvestment of all distributions (less taxes on such distributions) and takes into account any applicable initial or contingent deferred sales charges but does not take into account any federal or state income taxes that may be payable upon redemption. Federal income taxes are calculated using the highest individual marginal income tax rates in effect on the reinvestment date.

Average Annual Total Return (After Taxes on Distributions and Redemption).

Average annual total return (after taxes on distributions and redemption) is computed according to the following formula:

P(1 + T)n= ATVDR

Where: P = a hypothetical initial payment of $1,000.

T = average annual total return (after taxes on distributions and redemption).

n = number of years.

ATVDR = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods at the end of the 1-, 5- or 10-year periods (or fractional portion thereof), after taxes on fund distributions and redemption.

Average annual total return (after taxes on distributions and redemption) assumes reinvestment of all distributions (less taxes on such distributions) and takes into account any applicable initial or contingent deferred sales charges and any federal income taxes that may be payable upon redemption, but does not take into account any state income taxes that may be payable upon redemption. Federal income taxes are calculated using the highest individual marginal income tax rates in effect on the reinvestment date.

Aggregate Total Return.    The Fund may from time to time advertise its aggregate total return. Aggregate total return is determined separately for Class A, Class B, Class C and Class Z shares.

Aggregate total return represents the cumulative change in the value of an investment in the Fund and is computed by the following formula:

ERV - P

P

Where: P =  a hypothetical initial payment of $1000.

ERV =  Ending Redeemable Value at the end of the 1-, 5-, or 10-year periods (or fractional portion thereof) of a hypothetical $1000 investment made at the beginning of the 1-, 5- or 10-year periods.

Aggregate total return does not take into account any federal or state income taxes that may be payable upon redemption or any applicable initial or contingent deferred sales charges.

FINANCIAL STATEMENTS

The Fund’s financial statements for the fiscal year ended December 31, 2004, incorporated into this SAI by reference to the Fund’s 2004 annual report to shareholders (File No. 811-2992), have been so incorporated in reliance on the report of KPMG LLP, an independent registered public accounting firm.

You may obtain a copy of the Fund’s annual report at no charge by request to the Fund by calling (800) 225-1852, or by writing to the Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

APPENDIX I

GENERAL INVESTMENT INFORMATION

The following terms are used in mutual fund investing.

Asset Allocation

Asset allocation is a technique for reducing risk and providing balance. Asset allocation among different types of securities within an overall investment portfolio helps to reduce risk and to potentially provide stable returns, while enabling investors to work toward their financial goal(s). Asset allocation is also a strategy to gain exposure to better performing asset classes while maintaining investment in other asset classes.

Diversification

Diversification is a time-honored technique for reducing risk, providing “balance” to an overall portfolio and potentially achieving more stable returns. Owning a portfolio of securities mitigates the individual risks (and returns) of any one security. Additionally, diversification among types of securities reduces the risks and (general returns) of any one type of security.

Duration

Debt securities have varying levels of sensitivity to interest rates. As interest rates fluctuate, the value of a bond (or a bond portfolio) will increase or decrease. Longer term bonds are generally more sensitive to changes in interest rates. When interest rates fall, bond prices generally rise. Conversely, when interest rates rise, bond prices generally fall.

Duration is an approximation of the price sensitivity of a bond (or a bond portfolio) to interest rate changes. It measures the weighted average maturity of a bond’s (or a bond portfolio’s) cash flows, i.e., principal and interest rate payments. Duration is expressed as a measure of time in years—the longer the duration of a bond (or a bond portfolio), the greater the impact of interest rate changes on the bond’s (or the bond portfolio’s) price. Duration differs from effective maturity in that duration takes into account call provisions, coupon rates and other factors. Duration measures interest rate risk only and not other risks, such as credit risk and, in the case of non-U.S. dollar denominated securities, currency risk. Effective maturity measures the final maturity dates of a bond (or a bond portfolio).

Market Timing

Market timing—buying securities when prices are low and selling them when prices are relatively higher—may not work for many investors because it is impossible to predict with certainty how the price of a security will fluctuate. However, owning a security for a long period of time may help investors offset short-term price volatility and realize positive returns.

Power of Compounding

Over time, the compounding of returns can significantly impact investment returns. Compounding is the effect of continuous investment on long-term investment results, by which the proceeds of capital appreciation (and income distributions, if elected) are reinvested to contribute to the overall growth of assets. The long-term investment results of compounding may be greater than that of an equivalent initial investment in which the proceeds of capital appreciation and income distributions are taken in cash.

Standard Deviation

Standard deviation is an absolute (non-relative) measure of volatility that, for a mutual fund, depicts how widely the returns varied over a certain period of time. When a fund has a high standard deviation, its range of performance has been very wide, implying greater volatility potential. Standard deviation is only one of several measures of a fund’s volatility.

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APPENDIX II—PROXY VOTING POLICIES OF THE SUBADVISER

A copy of the proxy voting policies of the Fund’s Subadviser follows:

PIM Proxy Voting Policy

The overarching goal of each of the asset management units within Prudential Investment Management, Inc. (“PIM”) is to vote proxies in the best interests of their respective clients based on the clients’ priorities. Material conflicts of interests arising from other firm relationships will not influence voting.

Because the various asset management units within PIM operate differently, some units will consider each proxy on its individual merits while other units may adopt a pre-determined set of voting guidelines. The specific voting approach of each unit is noted below.

A committee comprised of senior business representatives from each of the asset management units together with relevant regulatory personnel oversees the proxy voting process and monitors potential conflicts of interests. The committee is responsible for interpretation of the proxy voting policy and periodically assess the policy’s effectiveness. In addition, should the need arise, the committee is authorized to handle any proxy matter involving an actual or apparent conflict of interest that cannot be resolved at the level of an individual case management business unit.

In all cases, specific voting information is available to each client with respect to the voting of proxies relating to securities held by the client. Moreover, clients may obtain the proxy voting policies and procedures of the various PIM asset management units, and information is available to each client concerning the voting of proxies with respect to the client’s securities, simply by contacting the client service representative of the respective unit.

Voting Approach of PIM Asset Management Units

Prudential Public Fixed Income

As this asset management unit invests almost exclusively in public debt, there are few traditional proxies voted in this unit. Generally, when a proxy is received, this unit will vote with management on routine matters such as the appointment of accountants or the election of directors. With respect to non-routine matters such as proposed anti-takeover provisions or mergers the financial impact will be analyzed and the proxy will be voted on a case-by-case basis. Specifically, if a proxy involves:

•	a proposal regarding a merger, acquisition or reorganization,

•	a proposal that is not addressed in the unit’s detailed policy statement, or

•	circumstances that suggest a vote not in accordance with the detailed policy,

the proxy will be referred to the applicable portfolio manager(s) for individual consideration.

Prudential Real Estate Investors

As this asset management unit invests primarily in real estate and real estate related interest, there are few traditional proxies voted in this unit. Generally, when a proxy is received, this unit will vote with management on routine matters such as the appointment of accountants or the election of directors. With respect to non-routine matters such as proposed anit-takeover provisions or mergers the financial impact will be analyzed and the proxy will be voted on a case-by-case basis. Specifically, if a proxy involves:

•	a proposal regarding a merger, acquisition or reorganization,

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•	a proposal that is not addressed in the unit’s detailed policy statement, or

•	circumstances that suggest a vote not in accordance with the detailed policy,

the proxy will be referred to the relevant portfolio for individual consideration.

Prudential Capital Group

As this asset management unit invests almost exclusively in privately placed debt, there are few, if any, traditional proxies voted in this unit. As a result, this unit evaluates each proxy it receives and votes on a case-by-case basis. Considerations will include the detailed knowledge of the issuer’s financial condition, long- and short-term economic outlook for the issuer, its capital structure and debt-service obligations, the issuer’s management team and capabilities, as well as other pertinent factors. In short, this unit attempts to vote all proxies in the best economic interest of its clients based on the clients’ expressed priorities.

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PART C

OTHER INFORMATION

Item 23.  Exhibits.

(a)	(1) Restated Articles of Incorporation. Incorporated by reference to Exhibit 1 to Post-Effective Amendment No. 23 to Registration Statement on Form N-1A filed via EDGAR on February 28, 1995 (File No. 2-66407).
(2) Articles Supplementary. Incorporated by reference to Exhibit 1(b) to Post-Effective Amendment No. 27 to the Registration Statement filed on Form N-1A via EDGAR on November 19, 1998 (File No. 2-66407).

(3) Articles Supplementary. Incorporated by reference to Exhibit a(3) to Post-Effective Amendment No. 32 to Registration Statement on Form N-1A filed via EDGAR on March 19, 2002 (File No. 2-66407).

(4) Articles Supplementary. Incorporated by reference to Exhibit (a)(4) to Post-Effective Amendment No. 35 to Registration Statement on Form N-1A filed via EDGAR on March 1, 2004 (File No. 2-66407).

(5) Articles of Amendment. Incorporated by reference to Exhibit (a)(5) to Post-Effective Amendment No. 35 to Registration Statement on Form N-1A filed via EDGAR on March 1, 2004 (File No. 2-66407).

(6) Articles of Amendment. Incorporated by reference to Exhibit (a)(6) to Post-Effective Amendment No. 35 to Registration Statement on Form N-1A filed via EDGAR on March 1, 2004 (File No. 2-66407).

(7) Articles of Restatement. Incorporated by reference to Exhibit (a)(7) to Post-Effective Amendment No. 35 to Registration Statement on Form N-1A filed via EDGAR on March 1, 2004 (File No. 2-66407).

(b)	Amendedand Restated By-Laws, Incorporated by reference to corresponding exhibit to Post-Effective Amendment No. 35 to Registration Statement on Form N1-A filed via EDGAR on December 28, 2004.

(c)	Instrumentsdefining rights of holders of the securities being offered. Incorporated by reference to Exhibits (a) and (b) above.

(d)	(1) Management Agreement between the Registrant and Prudential Investments LLC. Incorporated by reference to Exhibit (d)(1) to Post-Effective Amendment No. 35 to Registration Statement on Form N-1A filed via EDGAR on March 1, 2004 (File No. 2-66407).
(2) Subadvisory Agreement between Prudential Investments LLC and Prudential Investment Management, Inc. Incorporated by reference to Exhibit (d)(2) to Post-Effective Amendment No. 35 to Registration Statement on Form N-1A filed via EDGAR on March 1, 2004 (File No. 2-66407).

(e)	(1) Selected Dealer Agreement. Incorporated by reference to Exhibit 6(a) to Post-Effective Amendment No. 27 to the Registration Statement filed on Form N-1A via EDGAR on November 19, 1998 (File No. 2-66407).
(2) Distribution Agreement. Incorporated by reference to Exhibit 6(b) to Post-Effective Amendment No. 27 to the Registration Statement filed on Form N-1A via EDGAR on November 19, 1998 (File No. 2-66407).

(g)	(1) Custodian Agreement between the Registrant and State Street Bank and Trust Company. Incorporated by reference to Exhibit 8 to Post-Effective Amendment No. 25 to the Registration Statement filed on Form N-1A via EDGAR on March 5, 1997 (File No. 2-66407).
(2) Amendment to Custodian Contract/Agreement dated as of February 22, 1999 by and between the Registrant and State Street Bank and Trust Company. Incorporated by reference to Exhibit (g)(2) to Post-Effective Amendment No. 30 to the Registration Statement filed on Form N-1A via EDGAR on March 3, 2000 (File No. 2-66407).
(3) Amendment to Custodian Contract/Agreement dated as of July 17, 2001 by and between the Registrant and State Street Bank and Trust Company. Incorporated by reference to Exhibit g(3) to Post-Effective Amendment No. 32 to the Registration Statement on Form N-1A filed via EDGAR on March 19, 2002 (File No. 2-66407).
(4) Amendment to Custodian Contract/Agreement dated as of January 17, 2002 by and between the Registrant and State Street Bank and Trust Company. Incorporated by reference to Exhibit (g)(4) to Post-Effective Amendment No. 32 to the Registration Statement on Form N-1A filed via EDGAR on March 19, 2002 (File No. 2-66407).

(h)	(1) Transfer Agency and Service Agreement between the Registrant and Prudential Mutual Fund Services, Inc. Incorporated by reference to Exhibit 9(a) to Post-Effective Amendment No. 25 to Registration Statement filed on Form N-1A via EDGAR on March 5, 1997 (File No. 2-66407).
(2) Amendment to Transfer Agency and Service Agreement dated as of August 24, 1999 by and between the Registrant and Prudential Mutual Fund Services LLC (successor to Prudential Mutual Fund Services, Inc.) Incorporated by reference to Exhibit (h)(2) to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A filed via EDGAR on March 3, 2000 (File No. 2-66407).
(3) Amendment to Transfer Agency and Service Agreement dated as of September 4, 2002 by and between the Prudential and Strategic Partners Mutual Funds and Prudential Mutual Fund Services LLC (Successor to Prudential Mutual Fund Services, Inc.). Incorporated by reference to Exhibit No. h(3) to Post-Effective Amendment No. 33 to Registration Statement on Form N-1A filed via EDGAR on February 28, 2003 (File No. 2-66407).

(i)	Opinion of Shearman & Sterling LLP. Incorporated by reference to Exhibit (i) to Post-Effective Amendment No. 32 to Registration Statement on Form N-1A filed via EDGAR on March 19, 2002, (File No. 2-66407).

(j)	Consent of independent registered public accounting firm.*

(m)	(1) Distribution and Service Plan for Class A shares. Incorporated by reference to Exhibit 15(a) to Post-Effective Amendment No. 27 to Registration Statement on Form N-1A filed via EDGAR on November 19, 1998 (File No. 2-66407).
(2) Distribution and Service Plan for Class B shares. Incorporated by reference to Exhibit m(2) to Post-Effective Amendment No. 31 to Registration Statement on Form N-1A filed via EDGAR on March 27, 2001 (File No. 2-66407).
(3) Distribution and Service Plan for Class C shares. Incorporated by reference to Exhibit 15(c) to Post-Effective Amendment No. 27 to Registration Statement on Form N-1A filed via EDGAR on November 19, 1998 (File No. 2-66407).
(4) Rule 12b-1 Fee Waiver for Class A and Class C shares.*

(n)	Amended and Restated Rule 18f-3 Plan of Registrant. Incorporated by reference to Exhibit (n) to Post-Effective Amendment No. 35 to Registration Statement on Form N-1A filed via EDGAR on March 1, 2004 (File No. 2-66407).

(p)	(1) Code of Ethics of Registrant. Incorporated by reference to Exhibit (p)(1) to Post-Effective Amendment No. 35 to Registration Statement on Form N-1A filed via EDGAR on March 1, 2004 (File No. 2-66407).

(2) Code of Ethics and Personal Securities Trading Policy of Prudential Investment Management Services LLC, Prudential Investments LLC and Prudential Investment Management, Inc. Incorporated by reference to Exhibit (p)(2) to Post-Effective Amendment No. 35 to Registration Statement on Form N-1A filed via EDGAR on March 1, 2004 (File No. 2-66407).

(q)	Powers of Attorney dated March 2, 2005.*

*	Filed herewith.

Item 24.  Persons Controlled by or under Common Control with Registrant.

None.

Item 25.  Indemnification.

As permitted by Sections 17(h) and (i) of the Investment Company Act of 1940, as amended (the 1940 Act) and by the Maryland General Corporation Law (the MGCL), and pursuant to Article VI of the Registrant’s charter and Article V of the Registrant’s Bylaws, the Registrant shall indemnify, including by advancement of expenses, present and former officers and directors (and persons who serve or served certain other entities at the Registrant’s request) to the fullest extent required or authorized, and in the manner permitted, by applicable federal and state law. The Registrant shall indemnify other employees and agents to the extent authorized by the Registrant’s Board of Directors and permitted by law. Section 2-418 of the MGCL permits indemnification of directors, officers, employees and agents who are made a party to any proceeding by reason of their service in such capacity unless it is established that (i) the act or omission of such person was material to the matter and (a) was committed in bad faith or (b) was the result of active and deliberate dishonesty; or (ii) such person actually received an improper personal benefit in money, property or services; or (iii) in the case of a criminal proceeding, such person had reasonable cause to believe that the act or omission was unlawful. The MGCL generally does not permit indemnification in respect of any proceeding by or in the right of the Registrant in which a person is found liable to the Registrant or, except in limited circumstances, for proceedings brought against the Registrant. A Maryland corporation may be required to reimburse officers and directors for reasonable expenses incurred in the successful defense of a proceeding to which such director or officer is a party by reason of his or her service in such capacity.

Pursuant to Article VI of the Registrant’s charter, directors and officers of the Registrant shall not be liable to the Registrant or its stockholders for monetary damages for breach of fiduciary duty as officers or directors to the extent permitted by law (including the MGCL and the 1940 Act). Under Maryland law, such limitation on liability will not apply to: (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action.

As permitted by Section 17(i) of the 1940 Act, pursuant to Section 10 of the Distribution Agreement (Exhibit (e)(2) to the Registration Statement), in certain cases the Distributor of the Registrant may be indemnified against liabilities which it may incur, except liabilities arising from bad faith, gross negligence in the performance of its duties, willful misfeasance or reckless disregard of duties.

In so far as indemnification for liabilities arising under the Securities Act of 1933, as amended (Securities Act) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the 1940 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1940 Act and will be governed by the final adjudication of such issue.

The Registrant maintains an insurance policy insuring its officers and directors against liabilities, and certain costs of defending claims against such officers and directors, to the extent such officers and directors are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy also insures the Registrant against the cost of indemnification payments to officers and directors under certain circumstances.

Section 9 of the Management Agreement (Exhibit (d)(1) to the Registration Statement) and Section 4 of the Subadvisory Agreement (Exhibit (d)(2) to the Registration Statement) limit the liability of PI and PIM, respectively, to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard by them of their respective obligations and duties under the agreements. Section 9 of the Management Agreement also holds PI liable for losses resulting from a breach of fiduciary duty with respect to the receipt of compensation for services.

The Registrant hereby undertakes that it will apply the indemnification provisions of its Charter and By-Laws and each Distribution Agreement in a manner consistent with Release No. 11330 of the Commission under the 1940 Act so long as the interpretation of Sections 17(h) and 17(i) of such Act remain in effect and are consistently applied.

Item 26.  Business and other Connections of the Investment Adviser.

(a)  Prudential Investments LLC (PI).

See “How the Fund is Managed-Manager” in the Prospectus constituting Part A of this Registration Statement and “Investment Advisory and Other Services” in the Statement of Additional Information (SAI) constituting Part B of this Registration Statement.

The business and other connections of the officers of PI are listed in Schedules A and D of Form ADV of PI as currently on file with the Commission, the text of which is hereby incorporated by reference.

The business and other connections of PI’s directors and principal executive officers are set forth below. Except as otherwise indicated, the address of each person is Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

The business and other connections of PI’s directors and principal executive officers are set forth below. Except as otherwise indicated, the address of each person is Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102-4077.

Name and Address	Position with PI	Principal Occupations
Robert F. Gunia	Executive Vice President and Chief Administrative Officer	Executive Vice President, and Chief Administrative Officer, PI; Vice
President, Prudential; President, PIMS; Executive Vice President,
Chief Administrative Officer and Director of American Skandia
Investment Services, Inc. and American Skandia Advisory Services,
Inc.; Executive Vice President and Director of American Skandia Fund
Services, Inc.

William V. Healey	Executive Vice President, Chief Legal Officer	Executive Vice President, Chief Legal Officer, PI; Vice President and
Associate General Counsel, Prudential; Senior Vice President, Chief
Legal Officer and Secretary, PIMS; Executive Vice President and Chief
Legal Officer of American Skandia Investments Services, Inc.,
Executive Vice President and Chief Legal Officer of American Skandia
Fund Services, Inc.; Executive Vice President and Chief Legal Officer
of American Skandia Advisory Services, Inc.

Kevin B. Osborn	Executive Vice President	Executive Vice President, PI; Executive Vice President and Director of American Skandia Investment Services, Inc. and Executive Vice President and Director of American Skandia Advisory Services, Inc.

Stephen Pelletier	Executive Vice President	Executive Vice President, PI

Judy A. Rice	Officer in Charge, President, Chief Executive Officer and Chief Operating Officer	Officer-in-Charge, President, Chief Executive Officer and Chief Operating
Officer; Officer-in-Charge, Director, President, Chief Executive Officer
and Chief Operating Officer of American Skandia Investment
Services, Inc. and American Skandia Advisory Services, Inc., Officer-
in-Charge, Director, President and Chief Executive Officer of
American Skandia Fund Services, Inc.

(b)  Prudential Investment Management, Inc. (PIM)

See “How the Fund is Managed” in the Prospectus constituting Part A of this Registration Statement and “Investment Advisory and Other Services—Manager and Investment Adviser” in the Statement of Additional Information constituting Part B of this Registration Statement.

The business and other connections of the directors and executive officers of PIM are included in Schedule A and D of Form ADV filed with the Securities and Exchange Commission (File No. 801-22808), as most recently amended, the text of which is hereby incorporated by reference.

Item 27.  Principal Underwriters

(a)  Prudential Investment Management Services LLC (PIMS)

PIMS is distributor for Cash Accumulation Trust, Nicholas-Applegate Fund, Inc. (Nicholas-Applegate Growth Equity Fund), Dryden California Municipal Fund, Jennison Equity Fund, Inc., Prudential’s Gibraltar Fund, Inc., Dryden Global Total Return Fund, Inc., Dryden Government Income Fund, Inc., Dryden Government Securities Trust, Dryden High Yield Fund, Inc., Dryden Index Series Fund, Prudential Institutional Liquidity Portfolio, Inc., MoneyMart Assets, Inc., Dryden Municipal Bond Fund, Dryden Municipal Series Fund, Jennison Natural Resources Fund, Inc., Strategic Partners Real Estate Securities Fund, Jennison Sector Funds, Inc., Dryden Short-Term Bond Fund, Inc., Jennison Small Company Fund, Inc., Dryden Tax-Free Money Fund, Dryden Tax-Managed Funds, Dryden Small-Cap Core Equity Fund, Inc., Dryden Total Return Bond Fund, Inc., Jennison 20/20 Focus Fund, Jennison U.S. Emerging Growth Fund, Inc., Jennison Value Fund, Prudential World Fund, Inc., Special Money Market Fund, Inc., Strategic Partners Asset Allocation Funds, Strategic Partners Opportunity Funds, Strategic Partners Style Specific Funds, Strategic Partners Mutual Funds, Inc., The Prudential Investment Portfolios, Inc., The Prudential Series Fund, Inc., American Skandia Trust and The Target Portfolio Trust.

PIMS is also distributor of the following unit investment trusts: Separate Accounts: The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, The Prudential Variable Contract Account-11, The Prudential Variable Contract Account-24, The Prudential Variable Contract GI-2, The Prudential Discovery Select Group Variable Contract Account, The Pruco Life Flexible Premium Variable Annuity Account, The Pruco Life of New Jersey Flexible Premium Variable Annuity Account, The Prudential Individual Variable Contract Account and The Prudential Qualified Individual Variable Contract Account.

(b)  The business and other connections of PIMS’ directors and principal executive officers are listed in its Form ADV as currently on file with the Securities and Exchange Commission (File No. 008-3650), the text of which is hereby incorporated by reference.

(c)  Registrant has no principal underwriter who is not an affiliated person of the Registrant.

Item 28.  Location of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules thereunder are maintained at the offices of State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, Prudential Investment Management, Inc., Gateway Center Two, Newark, NJ 07102, the Registrant, Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102; and Prudential Mutual Fund Services LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102. Documents required by Rules 31a-1 (b) (5), (6), (7), (9), (10) and (11) and 31a-1 (f) will be kept at Three Gateway Center, documents required by Rules 31a-1 (b) (4) and (11) and 31a-1 (d) at Three Gateway Center, 100 Mulberry Street, Newark, NJ 07102 and the remaining accounts, books and other documents required by such other pertinent provisions of Section 31(a) and the Rules promulgated thereunder will be kept by State Street Bank and Trust Company and Prudential Mutual Fund Services LLC.

Item 29.  Management Services

Other than as set forth under the captions “How the Fund is Managed—Manager,” “—Investment Adviser” and “—Distributor” in the Prospectus and the captions “Investment Advisory and Other Services—Manager and Investment Adviser” and “—Principal Underwriter, Distributor and Rule 12b-1 Plans” in the Statement of Additional Information, constituting Parts A and B, respectively, of this Registration Statement, Registrant is not a party to any management-related service contract.

Item 30.  Undertakings

The Registrant hereby undertakes to furnish each person to whom a Prospectus is delivered with a copy of Registrant’s latest annual report to shareholders upon request and without charge.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) of the Securities Act and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, in the City of Newark, and State of New Jersey, on the 8th day of April, 2005.

DRYDEN NATIONAL MUNICIPALS FUND, INC.

                *

Judy A. Rice, President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Linda W. Bynoe	Director
* David E. A. Carson	Director
* Robert F. Gunia	Director and Vice President
* Robert E. La Blanc	Director
* Douglas H. McCorkindale	Director
* Richard A. Redeker	Director
* Judy A. Rice	Director and President
* Robin B. Smith	Director
* Stephen G. Stoneburn	Director
* Clay T. Whitehead	Director
* Grace C. Torres	Treasurer and Principal Financial and Accounting Officer

*By /s/ JONATHAN D. SHAIN Jonathan D. Shain Attorney-in fact	April 8, 2005

EXHIBIT INDEX

(j)	Consent of independent registered public accounting firm.

(m)(4)	Rule 12b-1 Fee Waiver for Class A and Class C shares.

(q)	Powers of Attorney dated March 2, 2005.